UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2007

Item 1. Report to Stockholders.


Calvert
Investments that make a difference®

March 31, 2007

Semi-Annual Report

Calvert Social Investment Fund

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Table of Contents

Chairman's Letter
2

President's Letter
5

Portfolio Management Discussion
7

Shareholder Expense Example
27

Statements of Net Assets
32

Notes to Statements of Net Assets
67

Statements of Operations
72

Statements of Changes in Net Assets
74

Notes to Financial Statements
83

Financial Highlights
91

Explanation of Financial Tables
109

Proxy Voting and Availability of Quarterly Portfolio Holdings
111

Basis for Board's Approval of Investment Advisory Contracts
111

Dear Shareholder:

Our nation seems to be entering into an unusual era where the same news is good for Wall Street but bad for Main Street. While economic progress has been modest for the average American worker, stock prices have benefited from the financial engineering of private equity groups and corporate restructurings coupled with a sea of available cash. Globalization is creating a new kind of impact on America where, for example, a falling dollar may enhance corporate profits, but Americans overall feel poorer as the country piles up looming debts. You have to wonder how long this disconnect between a tepid economy and a rising stock market may continue.

The market environment during the past six months has not been a favorable one for most of the Calvert Social Investment Fund (CSIF). For much of the year, the equity portfolios were hindered by a limited exposure to the Energy and Materials sectors and a market preference for smaller-cap, value-oriented stocks. The good news is that growth stocks outperformed value stocks for much of the first quarter of 2007, so the tide seems to be turning in our favor and we expect our relative fund performance to improve in the coming year.

In My View

We are entering the first era in decades when the U.S. no longer leads the global economy. Other nations are becoming more confident in "going it alone"--and also becoming more interested in doing so, thanks in part to U.S. foreign policy of the past few years. And the value of the dollar has fallen as foreigners become more concerned about the projected U.S. budget deficits resulting from entitlement programs, expensive military expeditions, and the unsustainable lifestyle of American consumers.

Some larger U.S. corporations, many of which already make half their sales internationally, may benefit from this change--which may also establish a floor for stock prices. But disposable incomes for most Americans may stagnate unless the country begins to work off its debt. Information technology has driven increases in productivity, but those increases are beginning to wane. Moreover, the country needs to address issues such as climate change, energy security, and health care--which will require significant resources.

Who will pay? In the past the country didn't worry about it and just borrowed from abroad. As the availability of that option shrinks, it will force the U.S. to make harder choices about allocating shrinking resources and changing expectations among both rich and poor, young and old.

Of course, we can rise to these challenges. There are changes that can help, such as enacting sensible immigration policies that encourage needed talents in this new era. But the divisive politics of late seem to focus on the wrong, narrow-minded issues. That's why this next election will be crucial to the quality of life future generations of Americans will face.

Your Fund --with its shareholder activism and community investment and special equities programs--is one vehicle which aims to strengthen our society and further the best practices of our nation's companies.

Special Equities

A modest but important portion of certain Calvert portfolios is invested in private companies that provide socially or environmentally helpful for-profit products or services with a profit objective. Much recent attention has been focused on corn-based ethanol as a renewable energy source. Earthanol, a company that receives investment funding from Calvert, seeks to create fuel from agricultural, industrial, and municipal waste.1 The firm's technology for waste-to-ethanol production in the San Joaquin Valley has already been proven effective in other parts of the world.

Globally, more than 5 million children under the age of 5 years die of dehydration caused by diarrhea each year. But new medications developed by another special equities investment, Napo Pharmaceuticals, could soon be introduced into both the Third World and U.S. markets.2 The company is currently commercializing its Crofelemer gastro-intestinal compound, which operates differently from over-the-counter anti-motility treatments, to treat irritable bowel syndrome (IBS), chronic diarrhea caused by HIV, acute infectious diarrhea, and pediatric diarrhea. The FDA has granted fast-track status for the IBS and AIDS-related formulations.

Shareholder Advocacy

Calvert continues to encourage the companies we hold in our portfolios to become even better corporate citizens, particularly in the area of governance, through shareholder resolutions. For the 2007 proxy season, Calvert was lead- or co-filer on 36 shareholder resolutions. To date, 17 of these have been successfully withdrawn because companies have taken action to address our concerns. The others await action at annual shareholder meetings. Issues targeted in the resolutions include climate change reporting, board and employee diversity, sustainability reporting, political contributions disclosure, and executive compensation.

Sudan Divestment

Calvert announced its support for a targeted divestment campaign focused on Sudan and launched a new partnership with the Sudan Divestment Task Force (SDTF) and Save Darfur Coalition (SDC) in early February. Since then, we have provided research and analytical support to the SDTF, drafted an advocacy plan for Calvert on this issue, and organized a small working group of socially responsible investors to encourage shareholder action on this issue. We have also provided a wide range of media support, including radio interviews, a webcast for institutional investors, and articles for BSR Weekly and the U.N. Global Compact.

Climate Change Disclosure

In January, the Ceres/Calvert S&P500 Report was published, based on the responses of U.S. companies to the Carbon Disclosure Project's (CDP) request for information. The Project has historically surveyed executives of the companies on the Financial Times (FT) Global 500 list of the world's largest companies. In 2006, Calvert provided initial funding to extend the CDP survey to companies in the Standard & Poor's 500 Index for the first time. The report launch attracted attention from media outlets such as Business Week and Financial Times. We sent the report to members of Congress who have introduced legislation to reduce greenhouse gas emissions and are now working with other investors to encourage S&P 500 companies to respond to this year's CDP survey.

Community Investments

Many of our Funds participate in Calvert's community investing program, which is known as High Social Impact Investing (HSII) and is administered through the Calvert Social Investment Foundation. The HSII program may allocate up to 1% to 3% of Fund assets at below-market interest rates to provide economic opportunity for struggling populations.3 During the reporting period, the Foundation made several investments with groups working to revitalize the Gulf Coast Region in the aftermath of Hurricanes Katrina and Rita. Diaconía Microcrédito Rotativo, a rural microfinance institution that makes tiny business loans to more than 11,000 entrepreneurs in the impoverished Guayaquil area of Ecuador, was another organization receiving an investment from the Foundation.

As always, we appreciate your investment in the Calvert Social Investment Fund and will continue to manage your investments with an eye on both financial performance and corporate integrity.

Sincerely,

D. Wayne Silby
Chairman (Non-Executive)
Calvert Social Investment Fund
April 2007

1. On March 31, 2007, Earthanol represented 0.01% of the Calvert Social Investment Fund Equity Portfolio.

2. On March 31, 2007, Napo Pharmaceuticals represented 0.03% of Calvert Large Cap Growth Fund.

3. As of March 31, 2007, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.82%; CSIF Bond, 0.38%; and CSIF

Equity, 0.58%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3)

nonprofit organization.

Dear Shareholders:

In the six months ended March 31, 2007, the stock market and economy closed out the period in a surprisingly steady state, especially considering the brief worldwide sell-off in equities at the end of February and ongoing concerns about subprime mortgage loans. Over the six-month period, energy prices finished about where they started, the Federal Reserve left interest rates unchanged, and equities worldwide recovered to end up in positive territory.

During this period, the equity markets had two distinct chapters of performance. In the fourth quarter of 2006, the Standard & Poor's 500 Index posted a total return of 6.7% as the U.S. equity market continued its general upward trend with remarkably low volatility. However, for the first quarter of this year, the S&P 500 gained only 0.64% amid markedly increased volatility. On February 27, an 8.8% drop in the value of the Shanghai Stock Exchange Composite Index triggered a worldwide sell-off in equities, with the S&P 500 losing 3.47% for the day. The U.S. equities market stayed somewhat jittery for the rest of the quarter, with concerns about increasing defaults on subprime mortgages weighing on investors.

For the entire six-month period, the domestic U.S. market, as measured by the S&P 500, gained 7.38%. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, a benchmark for international markets, gained 14.98%. The return for international stocks was even more remarkable considering their late-February plunge. The Lehman U.S. Credit Index, a common benchmark for bond fund performance, climbed 2.87% during the period.

A Look at Style Trends

Value stocks outperformed growth stocks for the six-month period, extending a seven-year trend which has been detrimental to several Calvert equity portfolios. However, there are signs (such as a possible peak in the Federal Reserve's benchmark lending rate) that this trend is beginning to reverse. To learn more about these style trends, please visit www.calvert.com, click on Fund Commentary in the right-hand column, and select "Calvert Perspective: Reading the Headwinds" to read a commentary by Steve Falci, Calvert's Chief Investment Officer, Equities.

Another factor that may potentially work in favor of Calvert's equity funds is investor reaction to the market's increased volatility. As investors become increasingly concerned about the tradeoff between risk and return, they may increasingly seek higher-quality stocks that are attractively priced relative to the quality of their fundamental data. In times of volatility, as always, we continue to advise our clients to stay the course with their investment strategy and to discuss their portfolio holdings with a financial advisor when necessary.

Growth of Sustainable, "Green" Investing

The movement to increase environmental and corporate sustainability has recently received considerable attention from the mainstream media, with cover stories on the green movement gracing the covers of publications such as Newsweek and Vanity Fair. The growing popularity of social and environmental responsibility shows that the public may be beginning to realize something that many Calvert investors have known for a long time: environmental and corporate responsibility are vital to society as a whole, and investment selection can have an impact on sustainability.

As Calvert's Double Diligence® investment process shows, companies that are committed to sustainability are often companies with high-quality management, corporate governance, and financial data--which are the types of companies that can make the best long-term investments.

One focus of Calvert's advocacy efforts over the last few years has been our work to convince companies to both disclose more information about how their operations affect climate change and to reduce their contributions to climate change factors. Please visit www.calvert.com/climate.html to learn more about climate change and our efforts to increase corporate awareness of the issue.

Sudan Divestment Initiative

In February, Calvert announced a new partnership with the Sudan Divestment Task Force and the Save Darfur Coalition to encourage investors and institutions to divest holdings of companies that help support the government of Sudan. To find more information about the crisis in Darfur and the divestment initiative, please visit www.calvert.com/sudan.

This effort is consistent with Calvert's long-standing commitment to human rights--in 1982, Calvert was the first mutual fund company to decide not to invest in companies doing business in South Africa's apartheid regime. Calvert's past efforts, in concert with other groups, have demonstrated how divestment and advocacy can exert significant influence on companies--and regimes--to effect positive societal change. We will continue to work toward ending the humanitarian crisis in Darfur and keep supporting efforts to maintain human rights worldwide.

As always, thank you for your continued confidence in our mutual funds. We look forward to continuing to strive to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2007

Portfolio Management Discussion

James B. O'Boyle
Portfolio Manager

Thomas A. Dailey
Portfolio Manager

of Calvert Asset Management Company

Performance

For the six-month period ended March 31, 2007, Calvert Social Investment Fund Money Market Portfolio returned 2.28% versus 2.24% for the Lipper Money Market Funds Average.

Investment Climate

During the six-month reporting period, the Federal Reserve (Fed) kept the target Fed funds rate unchanged at 5.25%. Interest rates on money-market instruments, including the three-month Treasury bill, slightly increased.1 Long-term interest rates were nearly unchanged, with the benchmark 10-year Treasury yield up 0.06% to 4.65%.

The U.S. economy, as measured by gross domestic product (GDP), grew at a 2.5% pace during the first three months of the reporting period, which was markedly below the long-term U.S. average rate.2 One positive was steady job creation, which kept the unemployment rate at a low 4.4% as of March. But while the pace of inflation finally slowed during the last part of 2006, the core inflation rate of 2.3% remained a bit above the Fed's comfort zone.3

Also, a continued slowdown in the housing sector continued to drag on economic growth. Global financial markets were shaken in late February, as rising risk aversion hurt the prices of riskier assets and the difference in yield between lower-credit-quality securities and Treasuries widened. One cause was the turmoil in the U.S. subprime mortgage industry--companies that make loans to borrowers with less-than-perfect credit, typically at higher interest rates. Rising interest rates have caused a spike in subprime mortgage delinquencies and foreclosures, hurting homeowners and holders of bonds backed by the mortgages. As a result, an estimated 55 subprime lenders have gone out of business since late 2006.4

Portfolio Strategy

During the past six months, our goal was to maintain a weighted-average maturity similar to the Portfolio's peers. To do this, we balanced our purchases of shorter-term money-market securities with purchases of government-agency securities in the 12- to 13-month maturity range.

Since yields on shorter-term money-market securities offered higher yields than longer-term money market securities throughout most of the period--producing an inverted money market curve--we focused our short-term purchases on weekly variable-rate demand notes. At the same time, we wanted to protect the Portfolio from a potential Fed shift toward cutting interest rates, so we have also continued to purchase government-agency securities in the 12- to 13-month maturity range.

Outlook

We expect U.S. economic growth to remain slower than average in coming quarters, but do not anticipate a broad recession. However, we believe that the housing slowdown will continue to be a drag on overall economic growth this year. To date, the fallout from the subprime mortgage market has had a limited effect on investor psychology, and overall access to borrowing remains good.

Consumer price inflation (CPI) is reasonably in line with past levels and inflation expectations remain low--yet the rate still lingers above the Fed's comfort zone. This sticky inflation, combined with a slowing economy, will make it hard for the Fed to do anything. In fact, the Fed indicated in March that it was less biased toward raising the target rate. This sets the stage for neutral monetary policy later this year--giving the Fed the flexibility to either raise or lower interest rates as economic conditions warrant.

Finally, we expect global demand for higher yields and foreign investment in U.S. bonds to cool this year. Consequently, we believe credit spreads (the difference in yields between Treasuries and corporate bonds of varying quality) will further widen, increasing the compensation for investors willing to take on the additional risk of securities with lower credit quality.

April 2007

1. The three-month Treasury bill yield rose 0.15% to 5.04%.

2. GDP data source: Commerce Department. Average annualized growth rate of real GDP over the last 50 years was 3.3%. The first quarter 2007 GDP data was not released at the time of this writing. First quarter 2007 GDP consensus was 2.3% per the March Wall Street Journal Survey of Professional Forecasters.

3. Core PCE deflator data available through January 2007.

4. Source: www.mortgageimplode.com

Money Market Portfolio Statistics
March 31, 2007
Investment Performance
(Total Return)
	6 Months	12 Months
	ended	ended
	3/31/07	3/31/07
Money Market Portfolio	2.28%	4.51%
Lipper Money Market Funds Avg.	2.24%	4.43%

Maturity Schedule
Weighted Average
3/31/07	9/30/06
34 days	37 days

Average Annual Total Returns
One year	4.51%
Five year	1.98%
Ten year	3.28%

7-Day Simple/Effective Yield
7-day simple yield	4.56%
7-day effective yield	4.67%

	% of Total
Investment Allocation	Investments
Taxable Variable Rate Demand Notes	84.3%
U.S. Government Agencies and Instrumentalities	13.8%
Certificates of Deposit	1.3%
Loans and Deposit Receipts Guaranteed by U.S. Government Agencies	0.6%
Total	100%

Total return assumes reinvestment of dividends. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Past performance is no guarantee of future results.

Portfolio Management Discussion

Steve Falci,
Chief Investment Officer, Equities
of Calvert Asset Management Company

Performance

For the six-month period ending March 31, 2007, Calvert Social Investment Fund Balanced Portfolio's Class A shares (at NAV*) returned 4.43%. The Russell 1000® Index returned 8.25% and the Lehman U.S. Credit Index returned 2.87% for the same period. A mix of those indices weighted in a manner consistent with the Fund's long-term allocation of 60% to stocks and 40% to bonds would have produced a return of 6.10%. Underperformance from the Fund's stock portfolio accounted for the overall underperformance against this blend of benchmarks.

Investment Climate

Over the six-month period, stocks outperformed bonds, generally rewarding those investors willing to take on a higher level of risk in their investments. Stocks advanced strongly in the first half of the reporting period, but failed to maintain that momentum into the New Year. Among large-cap equities, value stocks tended to outperform during the period, particularly during the fourth quarter of 2006. In the first quarter of 2007, growth and value stocks earned very similar returns. Within the broad market Russell 1000® Index, the Materials and Utilities sectors posted very strong performances during the period, with each up more than 20%. However, the Health Care, Financials, and Information Technology sectors all lagged.

Energy prices ended the period about where they started. After a fairly steady fourth quarter, they dropped sharply in January before recovering later in the first quarter. Concerns about the stability of housing markets broadened during the period as mortgage default rates increased. This was largely due to reckless lending practices among subprime lenders. As a result, several mortgage loan firms have gone out of business, which may further weaken the residential real estate market.

During the six-month reporting period, the Federal Reserve (Fed) kept the target Fed funds rate unchanged at 5.25%. Interest rates on money-market instruments slightly increased, with the rate on the three-month Treasury bill up to 5.04%. Long-term interest rates were nearly unchanged, with the benchmark 10-year Treasury yield up 0.06% to 4.65%. But while the pace of inflation finally slowed during the last part of 2006, the core inflation rate of 2.3% remained a bit above the Fed's comfort zone.1

Portfolio Strategy

Equity

The Fund's equity portfolio is designed to provide a U.S.-core, large-cap portfolio that utilizes managers' expertise in active fundamental and quantitative investment processes. Each of our managers focuses on adding value through careful, disciplined stock selection processes. The Fund's sector weights are generally close to those of the benchmark, subject to the effects of the social screens.

Equity market performance varied widely from sector to sector during the six-month period. The Fund's stock portfolio did not have any large sector weighting variances relative to the Russell 1000, but modest underweights to Energy and Materials adversely affected performance. Instead, most of the stock portfolio's underperformance came from the poor performance of individual holdings--especially in the Consumer Discretionary sector. Underperformers in this area included Harley-Davidson, Office Depot and Home Depot. Stock selection in Financials, such as Bank of America and New Century Financial, as well as Information Technology--including Motorola and Texas Instruments -- also negatively impacted the Portfolio's return.

Fixed Income

The fixed income portfolio performed in line with the benchmark Lehman U.S. Credit Index. The difference in yields between two-year and 30-year bonds widened between September and March, with the yield on 30-year Treasury bonds up 0.08% and two-year Treasury yields falling approximately 0.1%. However, shorter-term securities (those maturing in one year or less) still offered higher yields than other maturities, creating an unusual inverted yield curve.

Overall, we maintained a short duration relative to the fixed income portfolio's benchmark because we anticipate that inflation concerns and steady economic growth will push yields higher. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

We also trimmed corporate bond holdings as they became increasingly expensive. Our allocation to corporate securities averaged near 40% versus 100% for the benchmark during the six-month period. As of March 31, 2007, the Portfolio was predominantly invested in AAA-rated bonds, including government agency, asset-backed (whose cash flows come from underlying loans, leases, or company receivables) and taxable municipal bonds, which have recently provided higher yields than comparable high-quality corporate bonds. This conservative position in corporate bonds will allow us to take advantage of opportunities to buy corporate obligations if the premium for investing in riskier securities increases. A small allocation (4%-5%) to below-investment-grade corporate bonds (which are not in the benchmark) also helped returns, as high-yield outpaced investment-grade bonds with returns of 6.95% versus 3.30% during the period.2

Individual security selection also benefited returns. We purchased U.S. dollar-denominated obligations of Glitnir Bank and Kaupthing Bank, two Icelandic companies, as A-rated bonds and reduced our position after the rally that followed an upgrade by Moody's to AAA. Another strong performer was Enterprise Product Partners bonds, which saw their yield premiums narrow significantly from more than 3.0% above the 10-year Treasury note on September 30, 2006 to 2.07% when we sold them in late February. As a bond's yield premium narrows, its value increases.

Outlook

We expect U.S. economic growth to remain slower than average in coming quarters but do not anticipate a broad recession. However, we believe that the housing slowdown will continue to be a drag on overall economic growth this year. To date, the fallout from the subprime mortgage market has had a limited effect on investor psychology, and overall access to borrowing remains good.

A steep decline in China's stock market at the end of February heightened investors' anxiety about risk and led to a sharp drop in U.S. stocks. Since then, stocks have bounced back strongly but the near-term outlook is uncertain. However, we remain comfortable with the current valuation of the overall market and believe it should generate returns in line with historical averages over the next three years. We are also optimistic about the prospects for both large-cap growth and high-quality stocks, which still seem to be undervalued.

The big question is whether this renewed focus on risk will continue. If so, it may be a positive for fundamentally sound stock-selection disciplines like ours. That's because day-to-day overall stock market volatility should give way to volatility among the individual stocks themselves--separating the true winners with good fundamentals from the losers. This type of environment bodes well for higher-quality stocks, which are undervalued and also tend to carry less risk than their lower-quality counterparts.

Overall, we believe that our disciplined investment processes for both bonds and equities should reward long-term investors in this Portfolio.

April 2007

1. Core Personal Consumption Expenditures (PCE) deflator data as of January 2007.

2. The Lehman High Yield Index returned 6.95% for the six-month period ended March 31, 2007, versus 3.30% for the Lehman BBB Index.

As of March 31, 2007, the following companies represented the following percentages of Fund net assets: Harley-Davidson 0.32%, Office Depot 0.28%, Home Depot 0.07%, Bank of America 1.63%, New Century Financial 0.00%, Motorola 0.31%, Texas Instruments 0.31%, Glitnir Bank 0.26%, Kaupthing Bank 0.50%, and Enterprise Product Partners 0.00%. All portfolio holdings are subject to change without notice.

Balanced Portfolio Statistics
March 31, 2007

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/07	3/31/07
Class A	4.43%	6.85%
Class B	3.98%	5.86%
Class C	3.99%	5.78%
Class I	4.70%	7.32%
Lehman U.S. Credit Index**	2.87%	7.08%
Russell 1000 Index**	8.25%	11.84%
Lipper Mixed-Asset Target Allocation Growth Funds Avg**	7.01%	9.54%

Ten Largest Long-Term Holdings
	% of Net Assets
AT&T, Inc.	1.7%
Bank of America Corp.	1.6%
Procter & Gamble Co.	1.4%
Microsoft Corp.	1.4%
Freddie Mac	1.3%
Goldman Sachs Group, Inc.	1.3%
Pfizer, Inc.	1.2%
Collegiate Funding Services Education Loan Trust I	1.2%
JPMorgan Chase & Co.	1.2%
XTO Energy, Inc.	1.1%
Total	13.4%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Balanced Portfolio Statistics
March 31, 2007

Average Annual Total Returns
(with max. load)
Class A Shares
One year	1.76%
Five year	4.25%
Ten year	5.43%
Class B Shares
One year	0.86%
Five year	3.87%
Since inception	2.29%
(3/31/98)
Class C Shares
One year	4.78%
Five year	4.23%
Ten year	4.88%

Balanced Portfolio Statistics
March 31, 2007

Average Annual Total Returns
Class I Shares*
One year	7.32%
Five year	5.64%
Since inception	3.36%
(2/26/99)

Asset Allocation	% of Total Investments
Equity Investments	61%
Bonds	37%
Cash & Cash Equivalents	2%
100%

Performance Comparison
Comparison of change in value of $10,000 investment.

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. New subadvisors began effective June 30, 2004. Earlier subadvisor changes occurred in March 2002 and July 1995. Past performance is no guarantee of future results.

**Source: Lipper Analytical Services, Inc.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Investment Performance

Calvert Social Investment Fund Bond Portfolio Class A shares (at NAV*) produced a total return of 2.87% for the six months ended March 31, 2007, matching the 2.87% return of the benchmark Lehman U.S. Credit Index for the period.

Investment Climate

During the six-month reporting period, the Federal Reserve (Fed) kept the target Fed funds rate unchanged at 5.25%. Interest rates on money-market instruments, including the three-month Treasury bill, slightly increased.1 Long-term interest rates were nearly unchanged, with the benchmark 10-year Treasury yield up 0.06% to 4.65%.

The U.S. economy, as measured by gross domestic product (GDP), grew at a 2.5% pace during the first three months of the reporting period, which was markedly below the long-term U.S. average rate.2 One positive was steady job creation, which kept the unemployment rate at a low 4.4%. But while the pace of inflation finally slowed during the last part of 2006, the core inflation rate of 2.3% remained a bit above the Fed's comfort zone.3

Also, a continued slowdown in the housing sector continued to drag on economic growth. Global financial markets were shaken in late February, as rising risk aversion hurt the prices of riskier assets and yield spreads between lower-credit-quality securities and Treasuries widened. One cause was the turmoil in the U.S. subprime mortgage industry--companies that make loans to borrowers with less-than-perfect credit, typically at higher interest rates. Rising interest rates have caused a spike in subprime mortgage delinquencies and foreclosures, hurting homeowners and holders of bonds backed by the mortgages. As a result, an estimated 55 subprime lenders have gone out of business since late 2006.4

Portfolio Strategy

The Portfolio benefited from our overweight to short-term government agency and corporate bonds. The difference in yields between two-year and 30-year bonds widened between September and March, with the yield on 30-year Treasury bonds up 0.08% and two-year Treasury yields falling approximately 0.1%. However, shorter-term securities (those maturing in one year or less) still offered higher yields than other maturities, creating an unusual inverted yield curve.

Overall, we maintained a short duration relative to the Portfolio's benchmark because we anticipate that inflation concerns and steady economic growth will push yields higher. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

We also trimmed corporate bond holdings as they became increasingly expensive. Our allocation to corporate securities averaged near 40% versus 100% for the benchmark during the six-month period. As of March 31, 2007, the Portfolio was predominantly invested in AAA-rated bonds, including government agency, asset-backed (whose cash flows come from underlying loans, leases or company receivables) and taxable municipal bonds, which have recently provided higher yields than comparable high-quality corporate bonds. This conservative position in corporate bonds will allow us to take advantage of opportunities if the premium for investing in riskier securities increases.

Finally, a small allocation (4%-5%) to below-investment-grade corporate bonds (which are not in the benchmark) also helped returns as high-yield outpaced investment-grade bonds with returns of 6.95% versus 3.30% during the period.5

Individual security selection also benefited returns. We purchased U.S. dollar-denominated obligations of Glitner banki HF and Kaupthing Bank HF, two Icelandic companies, as A-rated bonds and reduced our position after the rally that followed an upgrade by Moody's to AAA. Another strong performer was Enterprise Product Partners, whose bonds saw their yield premiums narrow significantly from more than 3.0% above the 10-year Treasury note on September 30, 2006 to 2.07% when we sold them in late February. As a bond's yield premium narrows, the bond's value increases.

Outlook

We expect U.S. economic growth to remain slower than average in coming quarters but do not anticipate a broad recession. However, we believe that the housing slowdown will continue to be a drag on overall economic growth this year. To date, the fallout from the subprime mortgage market has had a limited effect on investor psychology, and overall access to borrowing remains good.

Consumer price inflation (CPI) is reasonably in line with past levels and inflation expectations remain low--yet the rate still lingers above the Fed's comfort zone. This sticky inflation, combined with a slowing economy, will make it hard for the Fed to do anything. In fact, the Fed indicated in March that it was less biased toward raising the target rate. This sets the stage for neutral monetary policy later this year--giving itself the flexibility to either raise or lower interest rates as economic conditions warrant.

Finally, we expect global demand for higher yields and foreign investment in U.S. bonds to cool this year. Consequently, we believe credit spreads (the difference in yields between Treasuries and corporate bonds of varying quality) will further widen, increasing the compensation for investors willing to take on the additional risk of lower-quality securities. Overall, our strategic underweight to corporate bonds positions us to take advantage of any buying opportunities that arise in this area.

April 2007

1. The three-month Treasury bill yield rose 0.15% to 5.04%.

2. GDP data source: Commerce Department. Average annualized growth rate of real GDP over the last 50 years was 3.3%. The first quarter 2007 GDP data was not released at the time of this writing. First quarter 2007 GDP consensus was 2.3% per the March Wall Street Journal Survey of Professional Forecasters.

3. Core Personal Consumption Expenditures (PCE) deflator data available through January 2007.

4. Source: www.mortgageimplode.com.

5. The Lehman High Yield Index returned 6.95% for the six-month period ended March 31, 2007, versus 3.30% for the Lehman BBB Index.

As of March 31, 2007, the following companies represented the following percentages of Portfolio net assets: Glitner banki HF 0.69%, Kaupthing Bank HF 1.10%, and Enterprise Product Partners, 0.00%. All holdings are subject to change without notice.

Bond Portfolio Statistics
March 31, 2007
Investment Performance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/07	3/31/07
Class A	2.87%	6.49%
Class B	2.34%	5.48%
Class C	2.46%	5.63%
Class I	3.14%	7.11%
Lehman U.S. Credit Index**	2.87%	7.08%
Lipper Corporate Debt Funds A Rated Avg**	2.64%	6.07%

Maturity Schedule
	Weighted Average
	3/31/07	9/30/06
	10 years	10 years

SEC Yields
	30 days ended
	3/31/07	9/30/06
Class A	4.22%	4.27%
Class B	3.43%	3.48%
Class C	3.58%	3.58%
Class I	4.97%	5.01%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Bond Portfolio
Statistics
March 31, 2007
Average Annual Total Returns
(with max. load)
Class A Shares
One year	2.49%
Five year	5.43%
Ten year	6.31%

Class B Shares
One year	1.48%
Five year	5.26%
Since inception	5.05%
(3/31/98)

Class C Shares
One year	4.63%
Five year	5.32%
Since inception	4.94%
(6/1/98)

Bond Portfolio
Statistics
March 31, 2007

Average Annual Total Returns

Class I Shares
One year	7.11%
Five year	6.86%
Since inception	7.31%
(3/31/00)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75% or deferred sales charge, as applicable. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Bond Portfolio Statistics

March 31, 2007

% of Total
Economic Sectors	Investments
Asset Backed Securities	27.4%
Banks	11.8%
Brokerages	0.7%
Energy	0.1%
Financial Services	1.8%
Financials	3.6%
Industrial	6.4%
Industrial - Finance	0.6%
Insurance	1.7%
Mortgage Backed Securities	2.4%
Municipal Obligations	26.4%
Real Estate Investment
Trusts	2.8%
Special Purpose	5.7%
U.S. Government Agency
Obligations	7.9%
Utilities	0.7%
Total	100%

Portfolio Management Discussion

Dan Boone
of Atlanta Capital Management Company

Performance

For the six-month period ended March 31, 2007, Calvert Social Investment Fund (CSIF) Equity Portfolio Class A Shares (at NAV*) earned 4.00%, compared with 7.38% for the S&P 500 Index. Both sector and stock selection contributed to the Portfolio's underperformance versus the benchmark.

Investment Climate

The extended economic expansion, record high corporate profit margins, a boom in commodity prices, and low volatility experienced by global financial markets have all contributed to the belief in recent years that investment risks are relatively low. Investors have sought out the highest yields available--those of lower-quality, riskier assets--and paid more for them. Inflation remains stubbornly high and now some food prices are rising due to increased demand for corn to make ethanol. Given the economy's momentum and inflation concerns, we feel it is unlikely that the Federal Reserve will move to lower interest rates in the near future.

We are also witnessing an extraordinary period of relatively low borrowing costs and record levels of available cash. This has resulted in corporate acquisitions of five to 10 times the amount considered feasible only two years ago. The abundant supply of money has also lowered the risk premiums paid for riskier assets like emerging-market debt, junk bonds, and subprime mortgages.

Since employment and wages are growing and corporations have plenty of cash and debt capacity to fund capital spending, we do not anticipate a recession. Continued business, government, and consumer spending have so far minimized the impact of the slowdown in the housing market on the overall economy. Nevertheless, we expect an extended period of slow, below-potential economic growth as the cycle of economic expansion matures. Historically, this slowdown has persisted for about three years.

The Portfolio emphasizes high-quality, large-cap growth stocks. During the period, all three elements of this general strategy continued to face headwinds. Large-cap stocks underperformed small-cap stocks by 3.9%, as measured by the difference in the S&P 500 Index (large-cap stocks) and the S&P SmallCap 600 Index. High-quality stocks in the S&P 500 Index underperformed low-quality stocks by 4.7%.1 Finally, growth stocks underperformed value stocks by 3.6%, as measured by the difference in the S&P 500/CitigroupGrowth Index and the S&P 500/CitigroupValue Index.

Portfolio Strategy

Reflecting continued growth in the global economy and increased acquisition activity in Telecommunication Services and Utilities, the S&P 500 sector leaders over the last six months were Materials (21.4%), Utilities (19.3%), Telecommunication Services (16.6%), and Energy (13.6%). The lagging sectors were Health Care, Financials, and Information Technology--all returning 5.0% or less.

Since Utilities companies generally did not meet our investment criteria for environmental and sustainable growth practices, and Materials and Energy were dominated by volatile, lower-quality companies with poor environmental and safety histories, we were underweighted to these best-performing sectors. On the flip side, we were overweighted to the lagging Health Care and Information Technology sectors, which we still view as having robust long-term potential. We correctly underweighted the Financials sector, but overall sector weightings detracted about 1.1% from performance relative to the S&P 500. Going forward, we are maintaining our sector positioning as we believe the fundamentals for Health Care have bottomed out and are poised to improve, and increased corporate technology spending is likely. We remain underweighted to the more economically sensitive sectors and Financials because we expect increased profit pressure on these sectors. We will continue to overweight the Portfolio to large-cap Consumer Staples, where we expect superior relative earnings growth.

Stock selection was mixed and was held back primarily by our large-cap, high-quality focus. In fact, the performance of our selections lagged those of the S&P 500 Index by 1.5%. Sixteen stocks increased by more than 10%-- led by A.G. Edwards and FMC Technologies, both up 30%.2 However, we also had five stocks down more than 10%. Information Technology had big winners in Cisco Systems, Cognizant, and eBay, and big disappointments in Molex and Motorola. Health Care had big winners in Stryker, Biomet, and Respironics, and losers in Amgen and Varian Medical Systems, two previously successful holdings. The performance shortfall in Information Technology and Health Care from these stocks drove the Portfolio's overall selection shortfall, but strong stock selection in Energy and Financials tempered these results.

Outlook

We do not remember a time when money was so readily available and risk was priced so low. In the past, such periods were followed by a financial accident as the excesses became exposed and the losses from speculation became known. We believe we are now getting our first taste of this with the bankruptcy of several subprime mortgage lenders.

It is clear that many homebuyers were enticed into buying homes that they could not realistically afford and hoped that home prices would keep rising at double-digit rates and bail them out. Alas, home prices are now declining year-over-year as housing supply has more than caught up with consumer demand. So, despite near-record low unemployment, default rates on subprime mortgages are rising at record rates, with more shock to come as most of these subprime loans have interest rates that reset upwards after two years. So far, the damage has been contained, but we still have boom-like economic conditions. Any economic weakness could cause significant problems. These concerns remain risks that have not and may not be realized.

Strong merger and acquisition activity is likely to continue for a while. But just as the lenders are now cutting back sharply on subprime lending, the flow of capital and availability of inexpensive debt funding these activities could go away quickly.

Fortunately, the area of the market we favor--large-cap, high-quality growth companies with good records of social responsibility--is currently the most overlooked and undervalued segment of the overall market. We are enthusiastic about prospects for the companies in the Portfolio and believe we are well positioned for both offense and defense. Predicting the timing of when our area of stocks will return to favor is hazardous and has certainly been frustrating during the last few years. Nevertheless, we believe that the built-up relative value of the companies in the Portfolio will eventually be recognized by the market.

April 2007

1. Standard & Poor's defines a ranking of A as high quality and A+ as highest quality. Atlanta Capital considers the "high-quality universe" to include any rankings of B+ or better. Any ranking of B or lower is low quality. Source of Fund sector performance vis a vis that of Index: Vestek.

2. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2007, the following companies represented the following percentages of Fund net assets: A.G. Edwards 1.07%, FMC Technologies 2.81%, Cisco Systems 4.16%, Cognizant 1.20%, eBay 1.54%, Molex 1.45%, Motorola 0.00%, Stryker 1.80%, Biomet 0.00%, Respironics 1.95%, Amgen 1.73%, and Varian Medical Systems 2.22%. All holdings are subject to change without notice.

Equity
Portfolio Statistics
March 31, 2007

Investment Performance
(total return at NAV*)

	6 Months	12 Months
	ended	ended
	3/31/07	3/31/07
Class A	4.00%	5.45%
Class B	3.58%	4.56%
Class C	3.62%	4.67%
Class I	4.32%	6.03%
S&P 500 Index**	7.38%	11.82%
Lipper Multi-Cap Core Funds Avg**	8.52%	9.34%

Ten Largest Stock Holdings
	% of Net Assets
Cisco Systems, Inc.	4.2%
Kohl's Corp.	3.5%
Texas Instruments, Inc.	3.3%
Medtronic, Inc.	3.2%
Colgate-Palmolive Co.	3.1%
Procter & Gamble Co.	2.9%
Dover Corp.	2.9%
FMC Technologies, Inc.	2.8%
Cooper Industries, Ltd.	2.8%
Microsoft Corp.	2.7%
Total	31.4%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge. **Source: Lipper Analytical Services, Inc.

Equity Portfolio Statistics
March 31, 2007

Average Annual Total Returns
(with max. load)

	Class A Shares
One year	0.44%
Five year	3.44%
Ten year	8.31%

	Class B Shares
One year	(0.44%)
Five year	3.21%
Since inception	5.36%
(3/31/98)

	Class C Shares
One year	3.67%
Five year	3.63%
Ten Year	7.92%

Equity Portfolio Statistics
March 31, 2007
Average Annual Total Returns

	Class I Shares
One year	6.03%
Five year	5.03%
Since inception	6.87%
(11/1/99)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75% or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Portfolio effective September 1998. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Equity Portfolio Statistics
% of Total
Economic Sectors	Investments
Consumer Discretionary	10.6%
Consumer Staples	12.5%
Energy	4.3%
Financials	16.6%
Health Care	15.6%
Industrials	9.2%
Information Technology	23.0%
Materials	3.4%
U.S. Government Agency Obligations	2.6%
Utilities	1.9%
Venture Capital	0.3%
Total	100%

Portfolio
Management
Discussion

Ric Thomas
of SSgA Funds Management, Inc.

Performance

Calvert Social Investment Fund (CSIF) Enhanced Equity Portfolio Class A shares (at NAV*) returned 5.19% for the six-month period ended March 31, 2007, compared to the benchmark Russell 1000® Index's return of 8.25%. The relative underperformance was primarily due to stock selection within the Transportation and Consumer Discretionary sectors, as well as underweights to the Energy and Materials sectors.

Investment Climate

U.S. equities performed strongly over the past six months, buoyed by merger activity and overall economic strength. In fact, most measures paint the picture of a steadily growing economy. Gross domestic product (GDP) grew at a 2.5% pace during the first three months of the reporting period. The Conference Board's measure of consumer confidence registered its best number since early 2002 in January, and unemployment fell to 4.4% in March from 4.8% a year earlier. Still, concerns about the faltering subprime mortgage industry led to general concerns about the health of the economy and halted the market's strong momentum in late February.

Merger and acquisition activity was on the rise during the period--especially among private equity firms. Targets of announced takeovers during the period included Texas Utilities, Equity Office Properties, Phelps Dodge, and Realogy. Due to a combination of large cash balances at corporations and private equity firms, low interest rates, and attractively priced equities, this trend is expected to continue.

Finally, large-cap stocks once again lost their edge, as the Russell 1000® Index gained 8.25% during the period, compared with an 11.02% gain for the small-cap-oriented Russell 2000® Index.

Portfolio Strategy

Sector/Industry

Our sector allocation detracted from performance during the period. In particular, underweights to the Energy and Materials sectors, which returned 14.7% and 23.0%, respectively, hurt the Portfolio. Continued tensions in the Middle East drove energy prices higher, while rising commodity prices and merger activity pushed materials stocks to higher levels.

Individual Securities

We apply a proprietary, disciplined, quantitative investment process to identify those stocks in the Russell 1000 Index that we believe have the highest performance potential. While the value and quality components of our strategy (where we look for companies capable of funding growth internally by generating positive cash flow, and evaluate that cash flow relative to the firm's share price) generally performed well, we were disappointed by the results of the growth and market-sentiment models--and are making modifications in these areas.

Stock selection was strongest in the Industrials sector. Construction equipment manufacturer Terex enjoyed a 59% increase in share price due to a strong company turnaround and an upward revision of its earnings guidance in the fourth quarter. Illinois Tool Works also raised its earnings guidance during the reporting period, thanks to the strengthening Manufacturing sector, and returned 16%.1

Stock selection was weakest among Consumer Discretionary and Information Technology stocks. A disruptive strike in its largest assembly plant drove Harley-Davidson shares down 6%. The Fund's performance relative to the Index was also particularly hindered by a lack of investment in Goodyear Tire, which rose 115% during the period--despite a three-month strike at its manufacturing plant--due to growing demand and a recent focus on cost cutting.

Given the rising importance of merger and acquisition activity in the U.S. equity market, we have incorporated an EBITDA/Enterprise Value component into our stock-ranking process to better position the Portfolio toward takeover candidates. (EBITDA stands for Earnings Before Interest, Taxes, Depreciation, and Amortization, and helps evaluate a company's profitability. Enterprise Value is the ultimate price that an acquirer must pay for the target company.) Our analysis suggests that this component was very effective in ranking stocks during the first quarter of 2007, and our only disappointment is that we did not give it a higher weight within our valuation model.

Outlook

We expect heavy merger and acquisition activity to continue in 2007, due to the high levels of cash on corporate balance sheets. Also, private equity firms continue to attract cash from institutional investors and are looking to spend that cash by taking inexpensive companies private. Therefore, we are taking steps to position the Fund to benefit from this trend by increasing the weight of the EBITDA/Enterprise Value component of our stock-ranking system.

One potential obstacle would be if the economy were to falter and slide into a recession, then corporations would likely conserve even more cash and grow cautious about takeover activity. But we do not expect this to happen, as the economy seems to have enough momentum to sustain positive growth in the coming year.

Looking ahead, we believe our multi-factor, disciplined strategy is sound and that the modifications to our proprietary models will produce good future results.

April 2007

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2007, the following companies represented the following percentages of Portfolio net assets: Texas Utilities 0.00%, Equity Office Properties 0.00%, Phelps Dodge 0.00%, Realogy 0.00%, Harley Davidson 0.00%, Goodyear Tire 0.00%, Terex Corp 1.56%, and Illinois Tool Works 0.99%. All holdings are subject to change without notice.

Enhanced Equity
Portfolio Statistics
March 31, 2007

Investment Performance

(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/07	3/31/07
Class A	5.19%	7.92%
Class B	4.68%	6.91%
Class C	4.77%	7.00%
Class I	5.44%	8.34%
Russell 1000 Index**	8.25%	11.84%
Lipper Multi-Cap Core Funds Avg.**	8.52%	9.34%

Ten Largest Stock Holdings
	% of Net Assets
Microsoft Corp.	3.2%
Bank of America Corp.	3.1%
AT&T, Inc.	2.7%
JPMorgan Chase & Co.	2.7%
International Business
Machines Corp.	2.5%
Procter & Gamble Co.	2.3%
Pfizer, Inc.	2.2%
Wachovia Corp.	2.2%
Cisco Systems, Inc.	2.1%
Goldman Sachs Group, Inc.	2.0%
Total	25.0%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Enhanced Equity
Portfolio Statistics
March 31, 2007

Average Annual Total Returns
(with max. load)

Class A Shares
One year	2.80%
Five year	4.49%
Since inception	3.69%
(4/15/98)

Class B Shares
One year	1.91%
Five year	4.14%
Since inception	3.16%
(4/15/98)

Class C Shares
One year	6.00%
Five year	4.49%
Since inception	3.66%
(6/1/98)

Enhanced Equity
Portfolio Statistics
March 31, 2007

Average Annual Total Returns

Class I Shares**
One year	8.34%
Five year	5.63%
Since inception	4.52%
(4/15/98)

Performance Comparison
Comparison of change in value of $10,000 investment.

** Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%, or deferred sales charge as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A, B and I shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The month-end date of 4/30/98 is used for comparison purposes only; actual Fund inception is 4/15/98. Past performance is no guarantee of future results.

Enhanced Equity
Portfolio Statistics
March 31, 2007
% of Total
Economic Sectors	Investments
Consumer Discretionary	12.7%
Consumer Staples	6.5%
Energy	5.5%
Financials	23.9%
Health Care	12.3%
Industrials	10.9%
Information Technology	17.3%
Materials	0.9%
Telecommunication Services	2.7%
U.S. Government Agency Obligations	1.4%
Utilities	5.9%
Total	100%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2006 to March 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Money Market	10/1/06	3/31/07	10/1/06 - 3/31/07
Actual	$1,000.00	$1,022.80	$4.08
Hypothetical	$1,000.00	$1,020.90	$4.07
(5% return per year before expenses)

*Expenses for Money Market are equal to the annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 182/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Balanced	10/1/06	3/31/07	10/1/06 - 3/31/07
Class A
Actual	$1,000.00	$1,044.30	$6.09
Hypothetical	$1,000.00	$1,018.98	$6.01
(5% return per year before expenses)

Class B
Actual	$1,000.00	$1,039.80	$10.86
Hypothetical	$1,000.00	$1,014.28	$10.73
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,040.30	$10.53
Hypothetical	$1,000.00	$1,014.61	$10.39
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,047.00	$3.67
Hypothetical	$1,000.00	$1,021.34	$3.63
(5% return per year before expenses)

*Expenses for Balanced are equal to the annualized expense ratios of 1.19%, 2.14%, 2.07% and 0.72% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Bond	10/1/06	3/31/07	10/1/06 - 3/31/07

Class A
Actual	$1,000.00	$1,028.70	$5.61
Hypothetical	$1,000.00	$1,019.40	$5.59
(5% return per year before expenses)

Class B
Actual	$1,000.00	$1,023.40	$10.44
Hypothetical	$1,000.00	$1,014.61	$10.39
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,024.60	$9.67
Hypothetical	$1,000.00	$1,015.37	$9.63
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,031.40	$2.66
Hypothetical	$1,000.00	$1,022.31	$2.65
(5% return per year before expenses)

*Expenses for Bond are equal to the annualized expense ratios of 1.11%, 2.07%, 1.92%, and 0.53% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.
	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Equity	10/1/06	3/31/07	10/1/06 - 3/31/07

Class A
Actual	$1,000.00	$1,040.30	$6.19
Hypothetical	$1,000.00	$1,018.87	$6.12
(5% return per year before expenses)

Class B
Actual	$1,000.00	$1,035.80	$10.35
Hypothetical	$1,000.00	$1,014.77	$10.24
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,036.20	$9.98
Hypothetical	$1,000.00	$1,015.13	$9.87
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,043.20	$3.41
Hypothetical	$1,000.00	$1,021.59	$3.38
(5% return per year before expenses)

*Expenses for Equity are equal to the annualized expense ratios of 1.22%, 2.04%, 1.97%, and 0.67% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.
	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Enhanced Equity	10/1/06	3/31/07	10/1/06 - 3/31/07

Class A
Actual	$1,000.00	$1,051.90	$6.20
Hypothetical	$1,000.00	$1,018.88	$6.10
(5% return per year before expenses)

Class B
Actual	$1,000.00	$1,046.80	$11.06
Hypothetical	$1,000.00	$1,014.13	$10.88
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,047.70	$10.62
Hypothetical	$1,000.00	$1,014.56	$10.44
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,054.40	$4.06
Hypothetical	$1,000.00	$1,020.98	$3.99
(5% return per year before expenses)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.21%, 2.17%, 2.08% and 0.79% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365.

MONEY MARKET PORTFOLIO
Statement of Net Assets
March 31, 2007
U.S. Government Agencies	Principal
and Instrumentalities - 13.7%	Amount	Value
Fannie Mae:
5.00%, 8/24/07	$1,000,000	$999,159
5.30%, 1/8/08	2,000,000	2,000,000
Fannie Mae Discount Notes:
4/27/07	2,479,000	2,469,995
6/1/07	2,000,000	1,982,568
1/15/08	1,000,000	959,660
Federal Home Loan Bank:
5.25%, 4/13/07	1,000,000	1,000,000
5.25%, 9/4/07	1,000,000	1,000,000
5.22%, 11/14/07	1,000,000	1,000,000
5.15%, 12/14/07	2,000,000	2,000,000
5.20%, 12/18/07	1,000,000	1,000,000
5.25%, 2/1/08	1,000,000	1,000,000
3.375%, 2/15/08	1,000,000	984,455
5.30%, 3/5/08	1,000,000	1,000,000
5.30%, 3/19/08	1,000,000	1,000,000
5.40%, 4/9/08	1,000,000	1,000,000
Freddie Mac Discount Notes:
5/1/07	1,000,000	995,842
5/29/07	3,000,000	2,975,495
7/24/07	619,000	609,042
9/7/07	1,000,000	978,314

Total U.S. Government Agencies and Instrumentalities (Cost $24,954,530)		24,954,530

Depository Receipts for U.S.
Government Guaranteed Loans - 0.6%
Colson Services Corporation Loan Sets:
7.094%, 7/26/10 (c)(h)(r)	69,412	69,427
7.00%, 1/22/11 (c)(h)(r)	80,594	80,591
7.25%, 3/23/12 (c)(h)(r)	83,568	83,719
7.125%, 5/29/12 (c)(h)(r)	246,784	246,781
7.00%, 8/10/12 (c)(h)(r)	524,690	526,659
7.00%, 9/2/12 (c)(h)(r)	106,660	106,982

Total Depository Receipts For U.S. Government Guaranteed
Loans (Cost $1,114,159)		1,114,159

	Principal
Certificates of Deposit - 1.3%	Amount	Value
Bank of Cherokee County, 3.50%, 4/21/07 (k)	$100,000	$100,000
Barclays Bank plc, 5.305%, 1/16/08	1,600,000	1,600,010
Broadway Federal Bank FSB, 3.61%, 9/15/07 (k)	100,000	100,000
Community Bank of the Bay, 4.85%, 10/8/07 (k)	100,000	100,000
Community Capital Bank, 5.10%, 1/20/08 (k)	100,000	100,000
Elk Horn Bank & Trust Co., 4.75%, 12/18/07 (k)	100,000	100,000
One United Bank, 4.50%, 12/17/07 (k)	100,000	100,000
Self Help Credit Union, 5.20%, 7/14/07 (k)	100,000	100,000

Total Certificates of Deposit (Cost $2,300,010)		2,300,010

Taxable Variable Rate Demand Notes - 83.5%
Akron Hardware Consultants, Inc., 5.40%, 11/1/22,
LOC: FirstMerit Bank, C/LOC: FHLB (r)	2,056,000	2,056,000
Berks County Pennsylvania IDA Revenue, 5.49%, 6/1/15, LOC:
Wachovia Bank (r)	1,460,000	1,460,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc.,
5.37%, 6/1/21, LOC: Comercia Bank (r)	5,300,000	5,300,000
Butler County Alabama IDA Revenue, 5.32%, 3/1/12, LOC:
Whitney National Bank, C/LOC: FHLB (r)	680,000	680,000
California Statewide Communities Development Authority
MFH Revenue:
5.45%, 7/1/27, LOC: Bank of the West, C/LOC: CALSTRs (r)	80,000	80,000
5.44%, 12/15/34, LOC: Fannie Mae (r)	1,190,000	1,190,000
5.44%, 12/15/36, LOC: Bank of the West (r)	1,000,000	1,000,000
California Statewide Communities Development Authority Special Tax
Revenue, 5.37%, 3/15/34, LOC: Fannie Mae (r)	2,850,000	2,850,000
CIDC-Hudson House LLC 5.55%, 12/1/34, LOC: Hudson River
Bank & Trust, C/LOC: FHLB (r)	1,300,000	1,300,000
Durham North Carolina GO, 5.40%, 5/1/18, BPA: Bank of
America (r)	2,500,000	2,500,000
Florida State Housing Finance Corp. MFH Revenue:
Victoria B, 5.37%, 10/15/32, LOC: Fannie Mae (r)	2,400,000	2,400,000
Victoria J-2, 5.37%, 10/15/32, LOC: Fannie Mae (r)	2,750,000	2,750,000
5.36%, 11/1/32, LOC: Freddie Mac (r)	1,250,000	1,250,000
Grove City Church of the Nazarene, 5.38%, 2/1/24, LOC: National
City Bank (r)	1,606,000	1,606,000
Haskell Capital Partners Ltd., 5.32%, 9/1/20, LOC: Colonial Bank,
C/LOC: FHLB (r)	3,800,000	3,800,000
HHH Investment Co., 5.35%, 7/1/29, LOC: Bank of the West (r)	2,220,000	2,220,000
Holland Board of Public Works Home Building Co., 5.50%,
11/1/22, LOC: Wells Fargo Bank (r)	1,025,000	1,025,000
Jobs Co. LLC, 5.37%, 5/1/22, LOC: First Commonwealth Bank (r)	2,525,000	2,525,000
Kaneville Road Joint Venture, Inc., 5.38%, 11/1/32, LOC: First
American Bank, C/LOC: FHLB (r)	7,930,000	7,930,000
Lancaster California Redevelopment Agency MFH Revenue, 5.42%,
1/15/35, LOC: Fannie Mae (r)	400,000	400,000
Los Angeles California MFH Revenue, 5.32%, 12/15/34, LOC:
Fannie Mae (r)	1,400,000	1,400,000
Main & Walton Development Co., 5.34%, 9/1/26, LOC: Sovereign
Bank, C/LOC: FHLB (r)	5,475,000	5,475,000

Taxable Variable Rate	Principal
Demand Notes - Cont'd	Amount	Value
Maniilaq Association Revenue, 5.35%, 11/1/22, LOC: Washington
Mutual Bank, C/LOC: FHLB (r)	$2,800,000	$2,800,000
Milpitas California MFH Revenue, 5.34%, 8/15/33, LOC:
Fannie Mae (r)	2,300,000	2,300,000
Milwaukee Wisconsin Redevelopment Authority Revenue, 5.36%,
8/1/20, LOC: Marshall & Ilsley Bank (r)	1,250,000	1,250,000
MOB Management One LLC, 5.64%, 12/1/26, LOC: Columbus
Bank & Trust (r)	1,260,000	1,260,000
Montgomery New York Industrial Development Board Pollution
Control Revenue, 5.47%, 5/1/25, LOC: FHLB (r)	3,070,000	3,070,000
New York State MMC Corp. Revenue Bonds, 5.50%, 11/1/35,
LOC: JPMorgan Chase Bank (r)	2,000,000	2,000,000
Ogden City Utah Redevelopment Agency Revenue, 5.47%, 1/1/31,
LOC: Bank of New York (r)	5,300,000	5,300,000
Omaha Nebraska SO, 5.37%, 2/1/26, BPA: Dexia Credit Local,
AMBAC Insured (r)	2,700,000	2,700,000
Osprey Management Co. LLC, 5.40%, 6/1/27, LOC:
Wells Fargo Bank (r)	5,100,000	5,100,000
Peoploungers, Inc., 5.32%, 4/1/18, LOC: Bank of New Albany,
C/LOC: FHLB (r)	2,420,000	2,420,000
Portage Indiana Economic Development Revenue, 5.45%, 3/1/20,
LOC: FHLB (r)	550,000	550,000
Post Apartment Homes LP, 5.32%, 7/15/29, LOC: Fannie Mae (r)	16,330,000	16,330,000
Racetrac Capital LLC, 5.34%, 9/1/20, LOC: Regions Bank (r)	5,000,000	5,000,000
Rex Lumber LLC, 5.32%, 2/1/22, LOC: Whitney National Bank,
C/LOC: FHLB (r)	7,160,000	7,160,000
Roosevelt Paper Co., 5.39%, 6/1/12, LOC: Wachovia Bank (r)	2,100,000	2,100,000
Scott Street Land Co., 5.37%, 1/3/22, LOC: Fifth Third Bank (r)	3,005,000	3,005,000
Scottsboro Alabama Industrial Development Board Revenue, 5.32%,
10/1/10, LOC: Wachovia Bank (r)	650,000	650,000
Sea Island Co., 5.45%, 2/1/21, LOC: Columbus Bank & Trust (r)	1,585,000	1,585,000
Shawnee Kansas Private Activity Revenue, 5.50%, 12/1/12, LOC:
JPMorgan Chase Bank (r)	3,245,000	3,245,000
Shelby County Tennessee Health Educational and Housing Facilities
Board Revenue, 5.64%, 12/1/27, LOC: First Tennessee Bank (r)	1,600,000	1,600,000
Sheridan Colorado Redevelopment Agency Tax Allocation Revenue,
5.32%, 12/1/29, LOC: Citibank (r)	1,000,000	1,000,000
Southeast Alabama Gas Distribution Revenue, 5.32%, 6/1/25, BPA:
AmSouth Bank, AMBAC Insured (r)	6,120,000	6,120,000
St. Joseph County Indiana Economic Development Revenue, 5.50%,
6/1/27, LOC: FHLB (r)	145,000	145,000
St. Paul Minnesota Port Authority Revenue, 5.52%, 3/1/21, LOC:
Dexia Credit Local (r)	1,765,000	1,765,000
Standard Furniture Manufacturing Co., Inc., 5.37%, 3/1/15, LOC:
RBC Centura Bank (r)	5,830,000	5,830,000
Taylor County Kentucky Tax Notes, 5.32%, 1/1/19, LOC: Peoples
Bank & Trust, C/LOC: FHLB (r)	2,985,000	2,985,000
Tucson Arizona Airport Authority, Inc. Revenue, 5.35%, 11/1/18,
LOC: Bank of America (r)	3,180,000	3,180,000
Tyler Enterprises LLC, 5.32%, 10/1/22, LOC: Peoples Bank and
Trust, C/LOC: FHLB (r)	3,825,000	3,825,000

Taxable Variable Rate	Principal
Demand Notes - Cont'd	Amount	Value
Washington State Housing Finance Commission Revenue:
5.37%, 6/15/32, CA: Fannie Mae (r)	$1,280,000	$1,280,000
5.37%, 7/15/32, CA: Fannie Mae (r)	820,000	820,000
5.37%, 7/15/34, LOC: Fannie Mae (r)	1,875,000	1,875,000
5.41%, 5/15/35, LOC: Fannie Mae (r)	1,060,000	1,060,000
5.36%, 5/1/37, LOC: Freddie Mac (r)	1,350,000	1,350,000

Total Taxable Variable Rate Demand Notes (Cost $151,857,000)		151,857,000

TOTAL INVESTMENTS (Cost $180,225,699) - 99.1%		180,225,699
Other assets and liabilities, net - 0.9%		1,555,515
Net Assets - 100%		$181,781,214

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized, 181,888,934 shares outstanding		$181,846,570
Undistributed net investment income		6,592
Accumulated net realized gain (loss) on investments		(71,948)

Net Assets		$181,781,214

Net Asset Value Per Share		$1.00

See notes to statements of net assets and notes to financial statements.

BALANCED PORTFOLIO
Statement of Net Assets
March 31, 2007

EQUITY SECURITIES - 59.9%	Shares	Value
Aerospace & Defense - 0.1%
BE Aerospace, Inc.*	16,000	$507,200
Innovative Solutions & Support, Inc.*	4,000	101,280
		608,480

Air Freight & Logistics - 0.7%
Expeditors International Washington, Inc.	10,300	425,596
FedEx Corp.	19,300	2,073,399
United Parcel Service, Inc., Class B	19,800	1,387,980
		3,886,975

Airlines - 0.4%
Continental Airlines, Inc., Class B*	36,500	1,328,235
UAL Corp.*	24,300	927,531
		2,255,766

Auto Components - 0.0%
Autoliv, Inc.	5,000	285,550

Automobiles - 0.3%
Harley-Davidson, Inc.	33,000	1,938,750

Biotechnology - 0.9%
Amgen, Inc.*	77,550	4,333,494
Gilead Sciences, Inc.*	15,505	1,186,133
		5,519,627

Building Products - 0.0%
American Standard Co.'s, Inc.	4,565	242,036

Capital Markets - 2.5%
E*Trade Financial Corp.*	16,964	359,976
Federated Investors, Inc., Class B	6,600	242,352
Goldman Sachs Group, Inc.	37,300	7,707,299
Legg Mason, Inc.	24,972	2,352,612
Nuveen Investments, Inc.	67,400	3,188,020
SEI Investments Co.	7,100	427,633
T. Rowe Price Group, Inc.	8,614	406,495
		14,684,387

Chemicals - 0.6%
H.B. Fuller Co.	54,400	1,483,488
Lubrizol Corp.	1,000	51,530
Praxair, Inc.	32,100	2,021,016
		3,556,034

EQUITY SECURITIES - Cont'd	Shares	Value
Venture Capital - 2.4%
M&T Bank Corp.	20,900	$2,420,847
National City Corp.	5,900	219,775
US Bancorp	83,900	2,933,983
Wachovia Corp.	118,548	6,526,067
Wells Fargo & Co.	68,200	2,348,126
		14,448,798

Commercial Services & Supplies - 0.4%
ABM Industries, Inc.	37,600	992,264
Manpower, Inc.	8,500	627,045
United Stationers, Inc.*	15,300	916,776
		2,536,085

Communications Equipment - 1.2%
Cisco Systems, Inc.*	209,456	5,347,412
Motorola, Inc.	105,200	1,858,884
QUALCOMM, Inc.	1,500	63,990
		7,270,286

Computers & Peripherals - 2.7%
Apple, Inc.*	5,535	514,257
Dell, Inc.*	72,400	1,680,404
EMC Corp.*	86,812	1,202,346
Hewlett-Packard Co.	117,300	4,708,422
International Business Machines Corp.	68,300	6,437,958
Lexmark International, Inc.*	23,300	1,362,118
Western Digital Corp.*	18,280	307,287
		16,212,792

Consumer Finance - 1.3%
American Express Co.	47,100	2,656,440
Capital One Financial Corp.	23,181	1,749,238
First Marblehead Corp.	37,700	1,692,353
SLM Corp.	33,800	1,382,420
		7,480,451

Containers & Packaging - 0.1%
Aptargroup, Inc.	6,000	401,580
Sealed Air Corp.	600	18,960
		420,540

Diversified Financial Services - 4.4%
Bank of America Corp.(s)	191,290	9,759,616
CIT Group, Inc.	69,400	3,672,648
First Republic Preferred Capital Corp., Preferred(e)	500	544,000
JPMorgan Chase & Co.	143,733	6,953,803
MFH Financial Trust I, Preferred(e)	20,000	2,045,000
Moody's Corp.	4,000	248,240
Roslyn Real Estate Asset Corp., Preferred	10	1,006,875
WoodBourne Pass-Through Trust, Preferred(e)	20	2,003,125
		26,233,307

EQUITY SECURITIES - Cont'd	Shares	Value
Diversified Telecommunication Services - 1.7%
AT&T, Inc.	260,665	$10,278,021

Electric Utilities - 0.3%
Cleco Corp.	44,500	1,149,435
IDACORP, Inc.	27,600	933,984
		2,083,419

Electrical Equipment - 0.5%
Cooper Industries Ltd.	2,000	89,980
Genlyte Group, Inc.*	30,600	2,158,830
Woodward Governor Co.	16,000	658,720
		2,907,530

Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc.*	15,000	505,350
Amphenol Corp.	27,350	1,765,990
AVX Corp.	92,900	1,412,080
Jabil Circuit, Inc.	12,000	256,920
		3,940,340

Energy Equipment & Services - 0.9%
Grant Prideco, Inc.*	13,800	687,792
Smith International, Inc.	55,100	2,647,555
Universal Compression Holdings, Inc.*	31,200	2,111,616
		5,446,963

Food & Staples Retailing - 0.1%
CVS Corp.	4,715	160,970
Walgreen Co.	6,649	305,123
Whole Foods Market, Inc.	8,731	391,585
		857,678

Food Products - 1.6%
General Mills, Inc.	66,800	3,889,096
Kellogg Co.	92,400	4,752,132
McCormick & Co., Inc.	14,400	554,688
TreeHouse Foods, Inc.*	12,400	377,828
		9,573,744

Gas Utilities - 1.2%
Energen Corp.	49,200	2,503,788
Oneok, Inc.	90,700	4,081,500
Questar Corp.	8,900	793,969
		7,379,257

Health Care Equipment & Supplies - 0.7%
Beckman Coulter, Inc.	4,000	255,560
Becton Dickinson & Co.	28,500	2,191,365
Cytyc Corp.*	11,000	376,310
Dentsply International, Inc.	10,200	334,050
Medtronic, Inc.	15,371	754,101
Varian Medical Systems, Inc.*	3,000	143,070
		4,054,456

EQUITY SECURITIES - Cont'd	Shares	Value
Health Care Providers & Services - 3.4%
AmerisourceBergen Corp.	57,400	$3,027,850
Cardinal Health, Inc.	56,000	4,085,200
Cigna Corp.	20,400	2,910,264
Coventry Health Care, Inc.*	32,600	1,827,230
Express Scripts, Inc.*	11,200	904,064
Laboratory Corp. of America Holdings, Inc.*	22,300	1,619,649
Lincare Holdings, Inc.*	8,500	311,525
McKesson Corp.	65,900	3,857,786
Quest Diagnostics, Inc.	8,224	410,131
WellCare Health Plans, Inc.*	20,100	1,713,525
		20,667,224

Hotels, Restaurants & Leisure - 0.6%
Darden Restaurants, Inc.	43,900	1,808,241
Starbucks Corp.*	65,100	2,041,536
		3,849,777

Household Durables - 0.1%
Garmin Ltd.	8,029	434,770
KB Home	3,500	149,345
		584,115

Household Products - 2.1%
Colgate-Palmolive Co.	27,149	1,813,282
Kimberly-Clark Corp.	33,700	2,308,113
Procter & Gamble Co.	131,795	8,324,172
		12,445,567

Independent Power Producers & Energy Traders - 0.3%
Black Hills Corp.	52,700	1,937,779

Industrial Conglomerates - 1.1%
3M Co.	82,273	6,288,125

Insurance - 2.8%
21st Century Insurance Group	6,500	137,800
ACE Ltd.	10,800	616,248
Aflac, Inc.	6,750	317,655
American Physicians Capital, Inc.*	3,500	140,280
Arthur J. Gallagher & Co.	8,500	240,805
Brown & Brown, Inc.	9,500	256,975
Chubb Corp.	36,100	1,865,287
Commerce Group, Inc.	22,800	684,912
Conseco, Inc.:
Preferred	80,500	1,904,630
Warrants (strike price $27.60/share, expires 9/10/08)*	3,161	1,897
First American Corp.	5,500	278,960
Hartford Financial Services Group, Inc.	17,998	1,720,249
Lincoln National Corp.	10,800	732,132
Phoenix Co.'s, Inc.	4,800	66,624
Prudential Financial, Inc.	25,800	2,328,708
Safeco Corp.	2,500	166,075
StanCorp Financial Group, Inc.	13,500	663,795

EQUITY SECURITIES - Cont'd	Shares	Value
Insurance - Cont'd
The Travelers Co.'s Inc.	80,200	$4,151,954
UnumProvident Corp.	29,300	674,779
WR Berkley Corp.	2,200	72,864
		17,022,629

Internet & Catalog Retail - 0.1%
Expedia, Inc.*	27,600	639,768
Liberty Media Corp. - Interactive*	825	19,652
		659,420

Internet Software & Services - 0.1%
eBay, Inc.*	10,000	331,500

IT Services - 1.3%
Acxiom Corp.	14,500	310,155
Automatic Data Processing, Inc.	77,400	3,746,160
First Data Corp.	48,600	1,307,340
Fiserv, Inc.*	37,600	1,995,056
Tyler Technologies, Inc.*	32,500	412,750
		7,771,461

Life Sciences - Tools & Services - 0.1%
Applera Corp. - Applied Biosystems Group	4,000	118,280
Waters Corp.*	3,700	214,600
		332,880

Machinery - 2.5%
Danaher Corp.	40,556	2,897,726
Graco, Inc.	10,100	395,516
Illinois Tool Works, Inc.	84,200	4,344,720
Nordson Corp.	13,500	627,210
Parker Hannifin Corp.	28,700	2,477,097
Terex Corp.*	51,800	3,717,168
Valmont Industries, Inc.	4,500	260,235
		14,719,672

Media - 2.5%
Cox Radio, Inc.*	25,300	345,345
Gray Television, Inc.	60,600	631,452
Lin TV Corp.*	32,900	523,110
McGraw-Hill Co.'s, Inc.	98,200	6,174,816
Omnicom Group, Inc.	11,800	1,208,084
Radio One, Inc.*	51,300	331,398
Time Warner, Inc.	245,600	4,843,232
Warner Music Group Corp.	71,100	1,212,966
		15,270,403

Metals & Mining - 0.0%
Reliance Steel & Aluminum Co.	3,800	183,920

Multiline Retail - 1.6%
Kohl's Corp.*	52,300	4,006,703
Nordstrom, Inc.	60,300	3,192,282

EQUITY SECURITIES - Cont'd	Shares	Value
Multiline Retail - Cont'd
Target Corp.	42,500	$2,518,550
		9,717,535

Multi-Utilities - 1.0%
MDU Resources Group, Inc.	97,800	2,810,772
NiSource, Inc.	128,900	3,150,316
OGE Energy Corp.	1,500	58,200
		6,019,288

Office Electronics - 0.2%
Xerox Corp.*	81,100	1,369,779

Oil, Gas & Consumable Fuels - 3.0%
Chesapeake Energy Corp.	1,700	52,496
EOG Resources, Inc.	88,300	6,299,322
Kinder Morgan, Inc.	20,400	2,171,580
Plains Exploration & Production Co.*	24,500	1,105,930
St Mary Land & Exploration Co.	11,800	432,824
Tidewater, Inc.	16,000	937,280
XTO Energy, Inc.	123,613	6,775,228
		17,774,660

Paper & Forest Products - 0.1%
Weyerhaeuser Co.	5,800	433,492

Personal Products - 0.1%
Playtex Products, Inc.*	29,800	404,386

Pharmaceuticals - 2.3%
Barr Pharmaceuticals, Inc.*	51,184	2,372,378
Johnson & Johnson	62,700	3,778,302
Pfizer, Inc.	291,800	7,370,868
		13,521,548

Real Estate Investment Trusts - 0.2%
CapitalSource, Inc.	11,800	296,534
Friedman Billings Ramsey Group, Inc.	19,884	109,760
HRPT Properties Trust	15,500	190,650
Thornburg Mortgage, Inc.	33,600	873,600
		1,470,544

Real Estate Management & Development - 0.1%
CB Richard Ellis Group, Inc.*	15,300	522,954

Road & Rail - 0.2%
Avis Budget Group, Inc.	38,700	1,057,284

Semiconductors & Semiconductor Equipment - 1.5%
Intel Corp.	115,111	2,202,073
Lam Research Corp.*	36,100	1,708,974
MEMC Electronic Materials, Inc.*	7,000	424,060
Micron Technology, Inc.*	6,300	76,104
Novellus Systems, Inc.*	72,300	2,315,046

EQUITY SECURITIES - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - Cont'd
Nvidia Corp.*	23,700	$682,086
Texas Instruments, Inc.	61,000	1,836,100
		9,244,443

Software - 2.2%
Adobe Systems, Inc.*	77,000	3,210,900
BEA Systems, Inc.*	75,400	873,886
BMC Software, Inc.*	22,800	702,012
Citrix Systems, Inc.*	11,000	352,330
Microsoft Corp.	298,360	8,315,293
		13,454,421

Specialty Retail - 2.1%
Bed Bath & Beyond, Inc.*	6,300	253,071
Best Buy Co., Inc.	31,200	1,520,064
Gap, Inc.	34,400	592,024
Home Depot, Inc.	117,383	4,312,651
Limited Brands, Inc.	18,300	476,898
Office Depot, Inc.*	48,300	1,697,262
Staples, Inc.	153,266	3,960,393
		12,812,363

Textiles, Apparel & Luxury Goods - 0.5%
Nike, Inc., Class B	28,200	2,996,532

Thrifts & Mortgage Finance - 0.6%
Freddie Mac	3,000	178,470
Washington Mutual, Inc.	76,779	3,100,336
		3,278,806

Venture Capital - 1.5%
Agraquest, Inc.:
Series B Preferred (b)(i)*	190,477	38,033
Series C Preferred (b)(i)*	117,647	27,191
Series H Preferred (b)(i)*	4,647,053	316,892
Allos Therapeutics*	171,271	1,022,488
CFBanc Corp. (b)(i)*	27,000	401,801
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/15/12) (b)(i)*	189,375	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	118,360	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	887,700	-
(strike price $0.14/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.28/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.01/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	250,000	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	173,455	-

EQUITY SECURITIES - Cont'd	Shares	Value
Venture Capital - Cont'd
(strike price $0.14/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.28/share, expires 9/4/13) (b)(i)*	23,128	-
(strike price $0.01/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 4/21/14) (b)(i)*	162,500	-
Community Bank of the Bay *	4,000	$36,000
Community Growth Fund*	1,498,306	1,553,035
Distributed Energy Systems Corp.*	14,937	20,464
Environmental Private Equity Fund II, Liquidating Trust (b)(i)*	45,879	48,540
Evergreen Solar, Inc.*	66,000	643,500
Gaiam, Inc.*	12,500	196,750
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	111,143
Series A Preferred, Warrants (strike price $1.00/share, expires
1/1/12)(b)(i)*	1,104	673
Series B Preferred (b)(i)*	161,759	260,432
Series C Preferred (b)(i)*	36,984	59,544
Hayes Medical, Inc. :
Common Stock (b)(i)*	180,877	-
Series A-1 Preferred (b)(i)*	420,683	-
Series B Preferred (b)(i)*	348,940	17,447
Series C Preferred (b)(i)*	601,710	120,342
Inflabloc Pharmaceuticals, Inc.(b)(i)*	625	1
MedImmune, Inc.*	19,854	722,487
Neighborhood Bancorp (b)(i)*	10,000	250,272
Pharmadigm, Inc. (b)(i)*	568	-
Plethora Technology, Inc.:
Common Warrants (strike price $0.01/share, expires
4/29/15)(b)(i)*	72,000	-
Series A Preferred (a)(b)(i)*	825,689	350,918
Series A Preferred Warrants:
(strike price $0.85/share, expires 6/9/13) (b)(i)*	176,471	-
(strike price $0.85/share, expires 9/6/13) (b)(i)*	88,236	-
Seventh Generation, Inc. (b)(i)*	200,295	1,665,152
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	104,297	172,388
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Series 1-B, Preferred Warrants (strike price $0.01/share,
expires 5/26/15)(b)(i)*	11,920	2,143
Wild Planet Entertainment, Inc:
Series B Preferred (b)(i)*	476,190	714,285
Series E Preferred (b)(i)*	129,089	193,634
Wind Harvest Co., Inc. Series A Preferred (b)(i)*	8,696	1
		8,976,606

Total Equity Securities (Cost $305,385,949)		359,220,385

	Adjusted
Limited Partnership Interest - 0.7%	Basis	Value
Angels With Attitude I LLC (a)(b)(i)*	$200,000	$170,416
Coastal Venture Partners (b)(i)*	173,067	116,772
Commons Capital (b)(i)*	352,651	242,525
First Analysis Private Equity Fund IV (b)(i)*	420,660	512,055
GEEMF Partners (a)(b)(i)*	185,003	514,034
Global Environment Emerging Markets Fund (b)(i)*	757,589	1,671,998
Hambrecht & Quist Environmental Technology Fund (b)(i)*	254,513	37,410
Infrastructure and Environmental Private Equity Fund III (b)(i)*	493,425	304,067
Labrador Ventures III (b)(i)*	360,875	87,667
Labrador Ventures IV (b)(i)*	822,440	265,457
Milepost Ventures (a)(b)(i)*	500,000	1
New Markets Growth Fund LLC (b)(i)*	175,646	172,006
Solstice Capital (b)(i)*	339,364	319,237
Utah Ventures (b)(i)*	867,581	-
Venture Strategy Partners (b)(i)*	206,057	25,810

Total Limited Partnership Interest (Cost $6,108,871)		4,439,455

	Principal
Corporate Bonds - 20.4%	Amount
ACLC Business Loan Receivables Trust, 5.97%, 10/15/21 (e)(r)	515,426	499,333
AgFirst Farm Credit Bank, 7.30%, 10/14/49 (e)	2,000,000	2,027,480
Alliance Mortgage Investments, 12.59%, 6/1/10 (r)	376,666	301,333
American Express Co., 5.462%, 12/1/33 (r)	2,000,000	2,002,260
APL Ltd., 8.00%, 1/15/24	550,000	511,500
Archstone-Smith Operating Trust, 5.25%, 12/1/10	1,000,000	998,885
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)	4,060,000	2,215,186
Atmos Energy Corp., 5.735%, 10/15/07 (r)	2,000,000	2,000,223
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	2,710,000	2,692,277
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	1,280,000	1,443,391
BF Saul, 7.50%, 3/1/14	750,000	765,000
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	380,000	370,500
CAM US Finance SA Sociedad Unipersonal,
5.51%, 2/1/10 (e)(r)	2,000,000	1,999,700
Cardinal Health, Inc., 5.63%, 10/2/09 (e)(r)	1,000,000	1,001,194
Chase Funding Mortgage Loan, 4.045%, 5/25/33	3,519,235	3,475,733
Chesapeake Energy Corp., 6.50%, 8/15/17	500,000	493,750
Chevy Chase Bank FSB, 6.875%, 12/1/13	250,000	256,563
CIT Group, Inc., 6.10%, 3/15/67 (r)	750,000	725,727
City Soft, Inc.:
Convertible Notes I, 10.00%, 8/31/07 (b)(i)(w)*	297,877	-
Convertible Notes II, 10.00%, 8/31/07 (b)(i)(w)*	32,500	-
Convertible Notes III, 10.00%, 8/31/07 (b)(i)(w)*	25,000	-
Convertible Notes IV, 10.00%, 8/31/07 (b)(i)(w)*	25,000	-
College Loan Corp. Trust, 5.31%, 3/1/42 (e)(r)	3,950,000	3,950,000
Collegiate Funding Services Education Loan Trust I, 5.29%,
12/28/43 (r)	6,950,000	6,969,530
Community Reinvestment Revenue Notes, 5.68%, 6/1/31 (e)	976,043	976,639
Corn Products International, Inc., 8.25%, 7/15/07	3,000,000	3,020,726
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	4,000,000	3,910,353
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,091,757
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	997,372

	Principal
Corporate Bonds - Cont'd	Amount	Value
Fort Knox Military Housing 5.815%, 2/15/52 (e)	$2,000,000	$2,039,940
Glitnir banki HF, 6.693% to 6/15/11, floating rate thereafter
to 6/15/16 (e)(r)	1,500,000	1,557,364
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	500,000	489,091
Trust III, 5.361%, 2/15/36 (e)	300,000	299,766
Goldman Sachs Group, Inc., 6.345%, 2/15/34	1,450,000	1,435,510
HBOS plc, 6.413% to 10/1/35, floating rate thereafter to
9/29/49 (e)(r)	1,750,000	1,699,387
Health Care Property Investors, Inc., 5.805%, 9/15/08 (r)	3,000,000	3,006,236
HRPT Properties Trust, 5.95%, 3/16/11 (r)	2,500,000	2,499,904
HSBC Finance Corp., 5.836%, 2/15/08	2,000,000	2,009,110
Impac CMB Trust, 5.59%, 5/25/35 (r)	2,251,286	2,255,980
Independence Community Bank Corp., 3.75% to 4/1/09,
floating rate thereafter to 4/1/14 (r)	2,500,000	2,414,587
Interpool Capital Trust, 9.875%, 2/15/27	1,000,000	1,040,000
JPMorgan Chase & Co., 4.76%, 10/28/08 (r)	3,850,000	3,848,194
JPMorgan Chase Capital XVIII, 6.95%, 8/17/36	1,000,000	1,040,680
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	250,000	249,880
Kaupthing Bank HF:
5.51%, 12/1/09	1,500,000	1,487,526
6.06%, 1/15/10 (e)(r)	3,000,000	2,999,931
KDM Development Corp., 2.41%, 12/31/07 (b)(i)	746,900	733,393
Leucadia National Corp.:
7.00%, 8/15/13	420,000	420,525
7.125%, 3/15/17 (e)	2,750,000	2,706,127
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	1,696,000	8,480
8.30%, 12/1/37 (e)(m)*	6,130,000	30,650
8.45%, 12/1/97 (e)(m)*	2,560,000	12,800
Mcguire Air Force Base, Military Housing Project,
5.611%, 9/15/51 (e)	1,000,000	985,470
Meridian Funding Co. LLC, 5.675%, 6/9/08	833,333	831,912
Mid-Atlantic Family Military Communities LLC,
5.24%, 8/1/50 (e)	1,750,000	1,670,900
Midwest Family Housing LLC, 5.531%, 1/1/51 (e)	1,000,000	972,750
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,055,626
Nelnet Education Loan Funding Inc, 5.28%, 7/1/43 (r)	5,000,000	5,014,050
NextSTUDENT Master Trust I, 5.299%, 6/1/41 (e)(r)	2,000,000	2,000,000
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	1,250,000	1,271,450
5.78%, 10/1/36 (e)	1,000,000	1,018,610
Orkney Re II plc, Series B, 8.376%, 12/21/35 (b)(e)(r)	1,100,000	935,000
Pacific Beacon LLC, 5.638%, 7/15/51 (e)	1,250,000	1,224,312
Pacific Pilot Funding Ltd., 6.11%, 10/20/16 (e)(r)	987,651	986,627
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	514,296
Pioneer Natural Resources Co.:
5.875%, 7/15/16	750,000	698,722
6.875%, 5/1/18	3,600,000	3,540,414
Plethora Technology, 12.00%, 6/30/07 (b)(i)	150,000	150,000
Preferred Term Securities IX Ltd., 6.116%, 4/3/33 (e)(r)	1,000,000	1,005,670
Prudential Financial, Inc., 5.49%, 6/13/08 (r)	1,500,000	1,502,191
RBS Capital Trust I, 6.15%, 9/29/49 (r)	1,250,000	1,275,463
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	1,250,000	1,242,355

	Principal
Corporate Bonds - Cont'd	Amount	Value
Reed Elsevier Capital, Inc., 5.685%, 6/15/10 (r)	$3,000,000	$2,999,923
Rose Smart Growth Investment Fund, 6.045%, 4/1/21 (b)(i)	1,000,000	1,000,000
Salvation Army, 5.46%, 9/1/16	160,000	161,869
Santander Issuances SA Unipersonal 5.71%, 6/20/16 (e)(r)	1,000,000	1,017,155
Security Capital Assurance Ltd, 6.88%, 12/31/49 (e)(r)	1,500,000	1,513,395
Sovereign Bank, 4.00%, 2/1/08	1,235,000	1,221,072
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97(e)(r)	1,000,000	350,887
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	34,221,263	4,476,141
Vornado Realty LP, 5.625%, 6/15/07	1,000,000	999,974
Whitney National Bank, 5.825%, 4/1/17	1,500,000	1,485,724

Total Corporate Bonds (Cost $132,038,437)		122,103,431

U.S. Government Agencies and Instrumentalities - 6.2%
Fannie Mae, 5.50%, 12/25/16	1,369,057	1,363,819
Federal Home Loan Bank:
0.00%, 7/16/07 (r)	3,000,000	2,955,000
5.00%, 10/26/07 (r)	5,000,000	4,995,306
0.00%, 12/28/07 (r)	2,000,000	1,902,600
Federal Home Loan Bank Discount Notes, 4/2/07	12,600,000	12,598,250
Freddie Mac:
5.125%, 12/15/13	7,896,078	7,820,926
5.625%, 11/23/35	2,500,000	2,419,684
Small Business Administration:
5.038%, 3/10/15	995,117	984,428
4.94%, 8/10/15	1,932,406	1,920,121

Total U.S. Government Agencies
and Instrumentalities (Cost $37,149,385)		36,960,134

Municipal Obligations - 0.2%
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (f)*	3,750,000	1,138,148

Total Municipal Obligations (Cost $3,764,675)		1,138,148

Taxable Municipal Obligations - 11.2%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.42%, 3/1/17	200,000	199,536
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/11	6,000,000	4,779,120
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	750,000	746,160
Brownsville Texas Utility System Revenue Bonds,
5.204%, 9/1/17	500,000	492,245
California Statewide Communities Development Authority
Revenue Bonds:
5.48%, 8/1/11	800,000	813,432
5.01%, 8/1/15	635,000	627,640

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Chicago Illinois GO Bonds, 5.30%, 1/1/14	$1,500,000	$1,510,875
Commonwealth Pennsylvania Financing Authority Revenue
Bonds, 5.631%, 6/1/23	2,000,000	2,047,060
Detroit Michigan GO Bonds, 5.15%, 4/1/25	1,250,000	1,162,600
Escondido California Joint Powers Financing Authority
Lease Revenue Bonds, 5.53%, 9/1/18	750,000	765,953
Grant County Washington Public Utility District No. 2
Revenue Bonds, 5.17%, 1/1/15	500,000	498,380
Howell Township New Jersey School District GO Bonds,
5.10%, 7/15/17	1,505,000	1,487,106
Illinois State Housing Development Authority Revenue Bonds,
5.60%, 12/1/15	1,325,000	1,339,867
Indiana State Bond Bank Revenue Bonds:
5.38%, 7/15/18	950,000	953,221
6.01%, 7/15/21	2,500,000	2,576,875
Inglewood California Pension Funding Revenue Bonds,
5.07%, 9/1/20	660,000	640,589
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	500,000	508,490
Long Beach California Bond Finance Authority Revenue Bonds,
4.80%, 8/1/16	1,545,000	1,496,317
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 4.60%, 7/1/10	840,000	824,662
Los Angeles California Department of Airports Revenue Bonds,
5.404%, 5/15/16	1,750,000	1,765,435
Malibu California Integrated Water Quality Improvement
COPs, 5.39%, 7/1/16	1,130,000	1,138,904
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	700,000	685,944
New York State MMC Corp. Revenue Bonds,
5.50%, 11/1/35 (r)	1,000,000	1,000,000
New York State Sales Tax Asset Receivables Corp. Revenue
Bonds, 4.06%, 10/15/10	4,000,000	3,890,360
North Carolina State Education Assistance Authority Revenue
Bonds, 5.25%, 7/1/28 (r)	6,600,000	6,600,000
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	2,500,000	2,502,725
5.383%, 9/1/16	3,000,000	3,022,560
5.263%, 9/7/16	1,000,000	1,001,580
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	750,000	731,625
Oregon State School Boards Association GO Bonds,
Zero Coupon:
6/30/12	4,000,000	3,076,200
6/30/14	1,500,000	1,034,205
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	750,000	729,510
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	2,500,000	2,510,700
Roseville California Redevelopment Agency Tax Allocation
Bonds, 5.90%, 9/1/28	250,000	248,782
Sacramento City California Financing Authority Tax
Allocation Revenue Bonds, 5.54%, 12/1/20	500,000	505,445
San Bernardino California Joint Powers Financing Authority
Tax Allocation Bonds, 5.625%, 5/1/16	500,000	503,330
San Diego California Redevelopment Agency Tax Allocation Bonds,
5.66%, 9/1/16	1,500,000	1,531,575

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
San Jose California Redevelopment Agency Tax Allocation
Bonds, 5.46%, 8/1/35	$1,000,000	$920,400
San Ramon California Public Financing Authority Tax
Allocation Bonds, 5.65%, 2/1/21	1,775,000	1,777,290
Santa Fe Springs California Community Development
Commission Tax Allocation Bonds, 5.35%, 9/1/18	1,500,000	1,507,650
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.29%, 8/1/14	170,000	170,131
Secaucus New Jersey Municipal Utilities Authority
Revenue Bonds:
3.65%, 12/1/08	745,000	729,623
3.90%, 12/1/09	1,150,000	1,122,250
Texas Municipal Gas Reservation Revenue Bonds.,
2.60%, 7/1/07	110,000	109,626
University of Central Florida COPs, 5.375%, 10/1/35	500,000	477,235
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	1,500,000	1,420,200
Vacaville California Redevelopment Agency Tax Allocation
Bonds, 6.125%, 9/1/20	665,000	686,320
West Bend Wisconsin Joint School District Revenue Bonds,
5.46%, 4/1/21	750,000	756,900
West Contra Costa California Unified School District
Revenue Bonds, 4.90%, 1/1/15	555,000	542,024
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	978,650

Total Taxable Municipal Obligations (Cost $67,315,838)		67,147,307

High Social Impact Investments - 0.8%
Calvert Social Investment Foundation Notes,
3.00%, 7/1/07 (b)(i)(r)	5,016,666	4,937,603

Total High Social Impact Investments (Cost $5,016,666)		4,937,603

Certificates of Deposit - 0.1%
Alternative Federal Credit Union, 3.75%, 11/30/07 (b)(k)	50,000	49,845
First American Credit Union, 5.35%, 12/26/07 (b)(k)	92,000	91,595
Mission Area Federal Credit Union, 4.25%, 11/20/07 (b)(k)	50,000	49,825
Native American Credit Union, 4.25%, 11/13/07 (b)(k)	92,000	91,678
ShoreBank & Trust Co., 4.80%, 12/6/07 (b)(k)	100,000	99,610

Total Certificates of Deposit (Cost $384,000)		382,553

TOTAL INVESTMENTS (Cost $557,163,821) - 99.5%		596,329,016
Other assets and liabilities, net - 0.5%		2,749,489
Net Assets - 100%		$599,078,505
Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 17,569,150 shares outstanding		$490,483,635
Class B: 863,879 shares outstanding		25,484,054
Class C: 975,601 shares outstanding		28,407,091
Class I: 271,315 shares outstanding		7,803,262
Undistributed net investment income (loss)		(45,180)
Accumulated net realized gain (loss) on investments		7,438,785
Net unrealized appreciation (depreciation) on investments		39,506,858

Net Assets		$599,078,505

Net Asset Value per Share
Class A (based on net assets of $535,394,112)		$30.47
Class B (based on net assets of $26,130,733)		$30.25
Class C (based on net assets of $29,216,016)		$29.95
Class I (based on net assets of $8,337,644)		$30.73

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	474	06/07	$97,118,157	$172,531
10 Year U.S. Treasury Notes	253	06/07	27,355,625	(67,364)
Total Purchased				$105,167

Sold:
U.S. Treasury Bonds	98	06/07	$10,902,500	$170,150
5 Year U.S. Treasury Notes	391	06/07	41,366,578	66,346
Total Sold				$236,496

See notes to statements of net assets and notes to financial statements.

BOND PORTFOLIO
Statement of Net Assets
March 31, 2007
	Principal
Corporate Bonds - 57.8%	Amount	Value
ACLC Business Loan Receivables Trust, 5.97%, 10/15/21 (e)(r)	$515,426	$499,333
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	2,000,000	2,027,480
7.30%, 10/14/49 (e)	1,000,000	1,104,890
Alliance Mortgage Investments:
12.59%, 6/1/10 (r)	470,833	376,667
15.34%, 12/1/10 (r)	200,000	160,000
American Express Co., 5.462%, 12/1/33 (r)	5,000,000	5,005,650
APL Ltd., 8.00%, 1/15/24	600,000	558,000
Archstone-Smith Operating Trust, 5.25%, 12/1/10	1,000,000	998,885
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)	3,500,000	1,909,643
Atmos Energy Corp., 5.735%, 10/15/07 (r)	3,500,000	3,500,390
Aurora Military Housing LLC, 5.32%, 12/15/20 (e)	3,475,000	3,447,513
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	2,655,000	2,993,909
Bank One Corp., 2.625%, 6/30/08	5,000,000	4,849,649
Bank One Texas, 6.25%, 2/15/08	2,080,000	2,096,084
BF Saul, 7.50%, 3/1/14	1,250,000	1,275,000
Calfrac Holdings LP, 7.75%, 2/15/15 (e)	1,000,000	975,000
CAM US Finance SA Sociedad Unipersonal,
5.51%, 2/1/10 (e)(r)	3,000,000	2,999,550
Cardinal Health, Inc., 5.63%, 10/2/09 (e)(r)	1,250,000	1,251,492
Chase Funding Mortgage Loan, 4.045%, 5/25/33	3,519,235	3,475,733
Chesapeake Energy Corp., 6.50%, 8/15/17	1,225,000	1,209,688
Chevy Chase Bank FSB, 6.875%, 12/1/13	500,000	513,125
CIT Group, Inc., 6.10%, 3/15/67 (r)	1,000,000	967,635
Clinic Building LLC, VRDN, 5.38%, 2/1/23 (r)	2,370,000	2,370,000
College Loan Corp. Trust, 5.31%, 3/1/42 (e)(r)	15,000,000	15,000,000
Collegiate Funding Services Education Loan Trust I:
5.30%, 3/1/42 (r)	13,150,000	13,186,951
5.279%, 12/28/43 (r)	8,600,000	8,602,666
5.28%, 12/28/43 (r)	24,050,000	24,050,000
5.29%, 12/28/43 (r)	15,000,000	15,042,150
5.299%, 12/28/43 (r)	24,000,000	24,067,440
Community Reinvestment Revenue Notes, 5.90%, 6/1/31 (e)	2,000,000	2,034,882
Corn Products International, Inc., 8.25%, 7/15/07	4,000,000	4,027,634
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	4,000,000	3,910,353
5.245%, 11/15/36 (e)	4,000,000	4,009,035
Crystal Clinic, 5.38%, 4/1/20 (r)	6,430,000	6,430,000
DiGerinomo Aggregates LLC, 5.38%, 1/1/15 (r)	2,290,000	2,290,000
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,091,757
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	997,372
Fort Knox Military Housing 5.815%, 2/15/52 (e)	3,500,000	3,569,895
Glitnir banki HF:
5.52%, 10/15/08 (e)(r)	2,000,000	1,999,963
5.80%, 1/21/11 (e)(r)	1,000,000	999,970
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	750,000	778,682
Global Signal Trust II, 4.232%, 12/15/14 (e)	1,000,000	978,183

	Principal
Corporate Bonds - Cont'd	Amount	Value
Global Signal Trust III, 5.361%, 2/15/36 (e)	$1,500,000	$1,498,829
Goldman Sachs Group, Inc.:
5.54%, 2/6/12 (r)	2,950,000	2,944,872
6.345%, 2/15/34	1,000,000	990,007
HBOS plc, 6.413% to 10/1/35, floating rate thereafter
to 9/29/49 (e)(r)	3,200,000	3,107,450
Health Care Property Investors, Inc., 5.805%, 9/15/08 (r)	3,000,000	3,006,236
HRPT Properties Trust, 5.95%, 3/16/11 (r)	4,000,000	3,999,846
HSBC Finance Corp.:
5.836%, 2/15/08	6,000,000	6,027,331
4.45%, 9/15/08	3,000,000	2,969,125
Impac CMB Trust:
5.59%, 5/25/35 (r)	2,251,286	2,255,980
5.64%, 8/25/35 (r)	1,556,971	1,559,458
Independence Community Bank Corp., 3.75% to 4/1/09,
floating rate thereafter to 4/1/14 (r)	3,000,000	2,897,504
Interpool Capital Trust, 9.875%, 2/15/27	2,095,000	2,178,800
Irwin Land LLC, 4.51%, 12/15/15 (e)	2,555,000	2,477,992
JPMorgan Chase Capital XVIII, 6.95%, 8/17/36	2,000,000	2,081,360
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	2,000,000	1,999,037
JPMorgan Chase & Co., 4.76%, 10/28/08 (r)	6,725,000	6,721,846
Kaupthing Bank HF:
5.51%, 12/1/09	2,000,000	1,983,368
6.06%, 1/15/10 (e)(r)	4,000,000	3,999,908
Leucadia National Corp.:
7.00%, 8/15/13	845,000	846,056
7.125%, 3/15/17 (e)	6,250,000	6,150,289
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,942,000	14,710
8.30%, 12/1/37 (e)(m)*	3,500,000	17,500
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (e)	1,500,000	1,478,205
Mid-Atlantic Family Military Communities LLC,
5.24%, 8/1/50 (e)	2,250,000	2,148,300
Midwest Family Housing LLC, 5.531%, 1/1/51 (e)	1,500,000	1,459,125
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	1,500,000	1,551,648
6.90%, 10/1/37	1,300,000	1,372,314
Nelnet Education Loan Funding, Inc., 5.28%, 7/1/43 (r)	10,000,000	10,028,100
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	2,500,000	2,542,900
5.78%, 10/1/36 (e)	1,500,000	1,527,915
Orkney Re II plc, Series B, 8.376%, 12/21/35 (b)(e)(r)	1,700,000	1,445,000
Pacific Beacon LLC, 5.638%, 7/15/51 (e)	2,750,000	2,693,488
Pacific Pilot Funding Ltd., 6.11%, 10/20/16 (e)(r)	987,651	986,627
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	514,296
Pioneer Natural Resources Co.:
5.875%, 7/15/16	1,750,000	1,630,351
6.875%, 5/1/18	7,750,000	7,621,725
Preferred Term Securities IX Ltd., 6.116%, 4/3/33 (e)(r)	1,000,000	1,005,670
Prudential Financial, Inc., 5.49%, 6/13/08 (r)	2,000,000	2,002,922
RBS Capital Trust I, 6.15%, 9/29/49 (r)	2,750,000	2,806,018
Reed Elsevier Capital, Inc., 5.685%, 6/15/10 (r)	3,500,000	3,499,910

	Principal
Corporate Bonds - Cont'd	Amount	Value
Regions Financial Corp., 4.50%, 8/8/08	$3,500,000	$3,467,996
Richmond County Capital Corp., 8.624%, 7/15/49	2,000,000	2,007,500
Salvation Army, 5.46%, 9/1/16	310,000	313,621
Santander Issuances SA Unipersonal, 5.71%, 6/20/16 (e)(r)	5,000,000	5,085,774
Security Capital Assurance Ltd., 6.88% to 9/30/17, floating rate
thereafter to 12/31/49 (e)(r)	3,000,000	3,026,790
Sovereign Bank, 4.00%, 2/1/08	1,500,000	1,483,083
SPARCS Trust 99-1, Step, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (e)(r)	1,000,000	350,887
TIERS Trust, 8.45%, 12/1/17 (n)*	439,239	6,589
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/28 (e)	3,300,000	960,728
2/15/45 (e)	68,351,384	8,940,361
Vornado Realty LP, 5.625%, 6/15/07	3,000,000	2,999,923
Whitney National Bank, 5.875%, 4/1/17	2,500,000	2,476,207

Total Corporate Bonds (Cost $319,831,264)		314,793,726

Taxable Municipal Obligations - 29.3%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.28%, 3/1/14	155,000	155,064
5.32%, 3/1/15	165,000	164,960
5.47%, 3/1/18	190,000	189,837
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon:
10/1/08	9,545,000	8,827,311
10/1/11	11,655,000	9,283,441
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	1,250,000	1,243,600
Brownsville Texas Utility System Revenue Bonds,
5.204%, 9/1/17	260,000	255,967
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/10	1,415,000	1,207,037
Zero Coupon, 6/1/12	1,530,000	1,178,605
Zero Coupon, 6/1/13	1,585,000	1,156,891
5.58%, 8/1/13	1,085,000	1,111,637
2004 Series A-2, Zero Coupon, 6/1/14	1,645,000	1,135,149
2006 Series A-2, Zero Coupon, 6/1/14	3,305,000	2,280,648
5.01%, 8/1/15	700,000	691,887
Zero Coupon, 6/1/19	2,910,000	1,497,049
Camarillo California Community Development Commission
Tax Allocation Bonds, 5.78%, 9/1/26	970,000	967,701
Canyon Texas Regional Water Authority Revenue Bonds,
6.10%, 8/1/21	750,000	778,012
Chicago Illinois GO Bonds, 5.20%, 1/1/11	4,770,000	4,797,046
College Park Georgia Revenue Bonds, 5.581%, 1/1/10	4,350,000	4,417,207
Commonwealth Pennsylvania Financing Authority
Revenue Bonds, 5.631%, 6/1/23	3,000,000	3,070,590
Cook County Illinois School District GO Bonds, Zero Coupon:
12/1/19	280,000	138,961
12/1/20	700,000	323,897
12/1/21	700,000	303,058
12/1/24	620,000	226,145

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Dallas-Fort Worth Texas International Airport Facilities
Improvement Corp. Revenue Bonds, 6.60%, 11/1/12	$1,635,000	$1,720,952
Detroit Michigan GO Bonds, 5.15%, 4/1/25	2,500,000	2,325,200
Elkhart Indiana Community Schools GO Bonds,
5.70%, 7/5/15	1,435,000	1,477,462
Escondido California Joint Powers Financing Authority
Lease Revenue Bonds, 5.53%, 9/1/18	1,250,000	1,276,588
Fairfield California PO Revenue Bonds, 5.22%, 6/1/20	845,000	832,291
Florida State First Governmental Financing Commission
Revenue Bonds, 5.30%, 7/1/19	1,340,000	1,320,476
Grant County Washington Public Utility District No. 2
Revenue Bonds, 5.17%, 1/1/15	895,000	892,100
Howell Township New Jersey School District GO Bonds,
5.20%, 7/15/18	1,585,000	1,567,549
Illinois State Housing Development Authority Revenue Bonds,
5.60%, 12/1/15	1,325,000	1,339,867
Indiana State Bond Bank Revenue Bonds:
5.32%, 7/15/17	2,725,000	2,728,570
6.01%, 7/15/21	4,000,000	4,123,000
Inglewood California Pension Funding Revenue Bonds,
5.07%, 9/1/20	1,000,000	970,590
Johnson City Tennessee Public Building Authority Revenue
Bonds, 6.20%, 9/1/21	2,320,000	2,406,930
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	1,000,000	1,016,980
Lawrence Township Indiana School District GO Bonds,
5.80%, 7/5/18	1,095,000	1,125,288
Long Beach California Bond Finance Authority Revenue Bonds:
4.66%, 8/1/15	1,535,000	1,486,264
4.90%, 8/1/17	1,715,000	1,660,823
Los Angeles California Community Redevelopment Agency
Tax Allocation Bonds, 5.27%, 7/1/13	970,000	967,517
Malibu California Integrated Water Quality Improvement
COPs, 5.64%, 7/1/21	1,160,000	1,169,036
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	880,000	862,330
Nekoosa Wisconsin School District GO Bonds, 5.74%, 4/1/16	485,000	502,581
New Jersey State Economic Development Authority State Pension
Funding Revenue Bonds, Zero Coupon, 2/15/12	2,822,000	2,212,504
New York City IDA Revenue Bonds, 6.027%, 1/1/46	1,885,000	1,948,242
New York State MMC Corp. Revenue Bonds,
5.50%, 11/1/35 (r)	2,000,000	2,000,000
New York State Sales Tax Asset Receivables Corp. Revenue
Bonds, 3.60%, 10/15/08	715,000	700,164
North Carolina State Education Assistance Authority
Revenue VRDN, 5.279%, 7/1/36 (r)	9,600,000	9,600,000
Oakland California PO Revenue Bonds, Zero Coupon,
12/15/20	1,490,000	687,844
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.383%, 9/1/16	5,565,000	5,606,849
5.263%, 9/7/16	2,000,000	2,003,160
5.411%, 9/1/21	2,270,000	2,284,982
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	1,000,000	975,500
Oklahoma City Oklahoma Airport Trust Revenue Bonds,
5.05%, 10/1/11	1,455,000	1,452,396

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	$7,000,000	$5,383,350
6/30/14	2,500,000	1,723,675
6/30/18	1,195,000	654,764
Philadelphia Pennsylvania School District GO Bonds,
5.09%, 7/1/20	1,000,000	972,680
Pierce County Washington Cascade Christian Schools Revenue
Bonds, 7.65%, 12/1/09	452,000	452,904
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	6,000,000	6,025,680
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.95%, 8/1/22	1,040,000	1,059,042
Roseville California Redevelopment Agency Tax Allocation
Bonds, 5.90%, 9/1/28	500,000	497,565
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 5.54%, 12/1/20	1,000,000	1,010,890
San Bernardino California Joint Powers Financing Authority
Tax Allocation Bonds, 5.625%, 5/1/16	1,000,000	1,006,660
San Diego California Redevelopment Agency Tax Allocation
Bonds, 5.66%, 9/1/16	3,000,000	3,063,150
San Francisco City and County California Redevelopment
Financing Authority Revenue Bonds, 5.00%, 8/1/07	980,000	979,216
San Jose California Redevelopment Agency Tax Allocation
Bonds, 5.10%, 8/1/20	2,555,000	2,475,540
Santa Fe Springs California Community Development
Commission Tax Allocation Bonds, 5.35%, 9/1/18	2,500,000	2,512,750
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.33%, 8/1/16	445,000	443,349
Secaucus New Jersey Municipal Utilities Authority
Revenue Bonds:
3.20%, 12/1/07	1,295,000	1,277,984
4.20%, 12/1/10	1,235,000	1,205,768
Shawano-Gresham Wisconsin School District GO Bonds,
5.94%, 3/1/17	825,000	843,983
Sonoma County California PO Bonds, 6.625%, 6/1/13	3,000,000	3,147,510
South Carolina Student Loan Corp. Revenue VRDN:
5.26%, 6/1/33 (r)	3,300,000	3,300,000
5.269%, 9/4/46 (r)	5,300,000	5,300,000
Texas Municipal Gas Corp., Gas Reservation Revenue Bonds,
2.60%, 7/1/07	145,000	144,507
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	560,000	575,568
University of Central Florida COPs, 5.375%, 10/1/35	1,000,000	954,470
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	2,000,000	1,893,600
Vacaville California Redevelopment Agency Housing
Tax Allocation Bonds, 6.00%, 9/1/18	1,185,000	1,225,397
Vigo County Indiana Redevelopment Authority Economic
Development Revenue Bonds, 4.96%, 8/1/14	530,000	524,642
West Bend Wisconsin Joint School District No. 1 GO Bonds,
5.46%, 4/1/21	1,270,000	1,281,684

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
West Contra Costa California Unified School District
Revenue Bonds:
4.71%, 1/1/11	$455,000	$448,516
4.76%, 1/1/12	475,000	467,832
4.82%, 1/1/13	500,000	490,375
Wilkes-Barre Pennsylvania GO Bonds, 5.33%, 11/15/20	1,655,000	1,623,505

Total Taxable Municipal Obligations (Cost $158,886,335)		159,612,291

U.S. Government Agencies
And Instrumentalities - 10.3%
Fannie Mae, 5.50%, 12/25/16	2,281,762	2,273,032
Federal Home Loan Bank:
0.00%, 7/16/07 (r)	5,000,000	4,925,000
5.00%, 10/26/07 (r)	7,000,000	6,993,429
0.00%, 12/28/07 (r)	5,000,000	4,756,500
Federal Home Loan Bank Discount Notes, 4/2/07	16,500,000	16,497,708
Freddie Mac:
4.125%, 7/12/10	3,000,000	2,938,444
5.125%, 12/15/13	10,767,379	10,664,899
5.625%, 11/23/35	3,500,000	3,387,557
Small Business Administration:
5.038%, 3/10/15	995,117	984,428
4.94%, 8/10/15	2,415,507	2,400,151

Total U.S. Government Agencies and
Instrumentalities (Cost $56,161,945)		55,821,148

HIGH SOCIAL IMPACT INVESTMENTS - 0.4%
Calvert Social Investment Foundation Notes, 3.00%,
7/1/09 (b)(i)(r)	2,087,392	2,054,495

Total High Social Impact Investments (Cost $2,087,392)		2,054,495

Equity Securities - 1.6%	Shares
Conseco, Inc., Preferred	105,000	2,484,300
MFH Financial Trust I, Preferred (e)	20,000	2,045,000
ONEOK Partners LP	3,500	236,250
Roslyn Real Estate Asset Corp., Preferred *	17	1,711,688
WoodBourne Pass-Through Trust, Preferred (e)	25	2,503,906

Total Equity Securities (Cost $8,842,814)		8,981,144

TOTAL INVESTMENTS (Cost $545,809,750) - 99.4%		541,262,804
Other assets and liabilities, net - 0.6%		3,290,389
Net Assets - 100%		$544,553,193
Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 23,876,472 shares outstanding		$381,868,868
Class B: 1,036,558 shares outstanding		16,486,210
Class C: 2,040,906 shares outstanding		32,341,669
Class I: 7,314,684 shares outstanding		115,626,081
Undistributed net investment income (loss)		(282,416)
Accumulated net realized gain (loss) on investments		2,665,414
Net unrealized appreciation (depreciation) on investments		(4,152,633)

Net Assets		$544,553,193

Net Asset Value per Share
Class A (based on net assets of $379,510,956)		$15.89
Class B (based on net assets of $16,391,786)		$15.81
Class C (based on net assets of $32,258,734)		$15.81
Class I (based on net assets of $116,391,717)		$15.91

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	891	6/07	$182,557,548	$306,486
10 Year U.S. Treasury Notes	1,129	6/07	122,073,125	(359,335)
Total Purchased				($52,849)

Sold:
5 Year U.S. Treasury Notes	729	6/07	$77,125,922	$134,175
U.S. Treasury Bonds	186	6/07	20,692,500	312,987
Total Sold				$447,162

See notes to statements of net assets and notes to financial statements.

EQUITY PORTFOLIO
Statement of Net Assets
March 31, 2007

EQUITY SECURITIES - 96.7%	Shares	Value
Biotechnology - 1.7%
Amgen, Inc.*	400,000	$22,352,000

Capital Markets - 5.2%
A.G. Edwards, Inc.	200,000	13,836,000
Bank of New York Co., Inc.	650,000	26,357,500
SEI Investments Co.	450,000	27,103,500
		67,297,000

Chemicals - 3.3%
Air Products & Chemicals, Inc.	380,000	28,104,800
Ecolab, Inc.	350,000	15,050,000
		43,154,800

Commercial Banks - 3.5%
Synovus Financial Corp.	800,000	25,872,000
Wachovia Corp.	350,000	19,267,500
		45,139,500

Communications Equipment - 5.6%
Cisco Systems, Inc.*	2,100,000	53,613,000
Nokia OYJ (ADR)	800,000	18,336,000
		71,949,000

Computers & Peripherals - 1.3%
Apple, Inc.*	180,000	16,723,800

Consumer Finance - 3.5%
American Express Co.	500,000	28,200,000
SLM Corp.	410,000	16,769,000
		44,969,000

Electrical Equipment - 5.1%
Cooper Industries Ltd.	800,000	35,992,000
Emerson Electric Co.	700,000	30,163,000
		66,155,000

Electronic Equipment & Instruments - 2.9%
CDW Corp.	300,000	18,429,000
Molex, Inc.	750,000	18,667,500
		37,096,500

Energy Equipment & Services - 2.8%
FMC Technologies, Inc.*	520,000	36,275,200

EQUITY SECURITIES - Cont'd	Shares	Value
Food & Staples Retailing - 6.4%
Costco Wholesale Corp.	500,000	$26,920,000
Sysco Corp.	900,000	30,447,000
Walgreen Co.	550,000	25,239,500
		82,606,500

Gas Utilities - 1.9%
Questar Corp.	280,000	24,978,800

Health Care Equipment & Supplies - 11.3%
Medtronic, Inc.	850,000	41,701,000
Respironics, Inc.*	600,000	25,194,000
St. Jude Medical, Inc.*	700,000	26,327,000
Stryker Corp.	350,000	23,212,000
Varian Medical Systems, Inc.*	600,000	28,614,000
		145,048,000

Household Products - 6.1%
Colgate-Palmolive Co.	600,000	40,074,000
Procter & Gamble Co.	600,000	37,896,000
		77,970,000

Insurance - 3.8%
Aflac, Inc.	700,000	32,942,000
Chubb Corp.	300,000	15,501,000
		48,443,000

Internet Software & Services - 1.5%
eBay, Inc.*	600,000	19,890,000

IT Services - 3.4%
Automatic Data Processing, Inc.	250,000	12,100,000
Cognizant Technology Solutions Corp.*	175,000	15,447,250
Fiserv, Inc.*	300,000	15,918,000
		43,465,250

Machinery - 4.0%
Dover Corp.	750,000	36,607,500
Pentair, Inc.	500,000	15,580,000
		52,187,500

Multiline Retail - 5.8%
Kohl's Corp.*	590,000	45,199,900
Target Corp.	500,000	29,630,000
		74,829,900

Office Electronics - 2.4%
Zebra Technologies Corp.*	800,000	30,888,000

Oil, Gas & Consumable Fuels - 1.5%
EOG Resources, Inc. (t)	275,000	19,618,500

Pharmaceuticals - 2.6%
Johnson & Johnson	550,000	33,143,000

EQUITY SECURITIES - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - 3.3%
Texas Instruments, Inc.	1,400,000	$42,140,000

Software - 2.7%
Microsoft Corp.	1,250,000	34,837,500

Specialty Retail - 4.8%
Bed Bath & Beyond, Inc.*	500,000	20,085,000
Home Depot, Inc.	400,000	14,696,000
Staples, Inc.	1,050,000	27,132,000
		61,913,000
Venture Capital - 0.3%
20/20 Gene Systems Inc., Warrants (strike price $.01/share, expires
8/27/13) (b)(i)*	30,000	-
Cerionx Inc.:
Series A Preferred (a)(b)(i)*	351,864	706,297
Series A Preferred, Warrants (strike price $.01/share, expires
6/30/16) (b)(i)*	143,001	285,616
Chesapeake PERL, Inc.:
Series A-2 Preferred (b)(i)*	240,000	30,000
Series A-2 Preferred, Warrants (strike price $1.25/share,
expires 7/31/09) (b)(i)*	75,000	-
Series A-2 Preferred, Warrants (strike price $1.25/share, expires
12/27/10) (b)(i)*	45,000	-
Cylex, Inc.:
Common Stock (b)(i)*	285,707	-
Series B Preferred (b)(i)*	1,134,830	162,526
Series C-1 Preferred (b)(i)*	2,542,915	897,140
Digital Directions International, Inc., Warrants (strike price
$1.50/share, expires 10/18/16) (b)(i)*	50,000	-
Earthanol, Inc., Series A Preferred (b)(i)*	213,527	152,672
Global Resource Options, Inc., Series A Preferred (a)(b)(i)*	750,000	750,000
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	111,143
Series A Preferred, Warrants (strike price $1.00/share, expires
10/10/12) (b)(i)*	1,104	674
Series B Preferred (b)(i)*	161,759	260,432
Series C Preferred (b)(i)*	36,984	59,544
Sword Diagnostics Series B Preferred (b)(i)*	640,697	250,000
		3,666,044

Total Equity Securities (Cost $964,137,491)		1,246,736,794

	Adjusted
Limited Partnership Interest - 0.0%	Basis
China Environment Fund 2004 (b)(i)*	$200,078	177,675
SEAF India International Growth Fund LLC (b)(i)*	298,932	285,922
Sustainable Jobs Fund II (b)(i)*	150,000	126,444

Total Limited Partnership Interest (Cost $649,010)		590,041
	Principal
Corporate Bonds - 0.1%	Amount	Value
20/20 Gene Systems Inc., 8.00%, 6/30/07 (b)(i)	$250,000	$100,000
Digital Directions International, Inc., 8.00%, 10/18/09 (b)(i)	500,000	500,000

Total Corporate Bonds (Cost $750,000)		600,000

High Social Impact Investments - 0.6%
Calvert Social Investment Foundation Notes, 3.00%,
7/1/09 (b)(i)(r)	7,583,877	7,464,355

Total High Social Impact Investments (Cost $7,583,877)		7,464,355

U.S. Government Agencies and Instrumentalities - 2.6%
Federal Home Loan Bank Discount Notes, 4/2/07	34,000,000	33,995,278

Total U.S. Government Agencies and Instrumentalities
(Cost $33,995,278)		33,995,278

TOTAL INVESTMENTS (Cost $1,007,115,656) - 100.0%		1,289,386,468
Other assets and liabilities, net - (0.0%)		(376,890)
Net Assets - 100%		$1,289,009,578

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 25,174,465 shares outstanding		$705,547,822
Class B: 2,665,322 shares outstanding		70,927,117
Class C: 3,581,024 shares outstanding		93,354,981
Class I: 3,978,730 shares outstanding		124,065,471
Undistributed net investment income (loss)		(428,100)
Accumulated net realized gain (loss) on investments		13,271,475
Net unrealized appreciation (depreciation) on investments		282,270,812

Net Assets		$1,289,009,578

Net Asset Value per Share
Class A (based on net assets of $932,972,523)		$37.06
Class B (based on net assets of $90,092,782)		$33.80
Class C (based on net assets of $112,695,710)		$31.47
Class I (based on net assets of $153,248,563)		$38.52

See notes to statements of net assets and notes to financial statements.

ENHANCED EQUITY PORTFOLIO
Statement of Net Assets
March 31, 2007

Equity Securities - 98.9%	Shares	Value
Aerospace & Defense - 0.3%
BE Aerospace, Inc.*	6,600	$209,220
Innovative Solutions & Support, Inc.*	1,600	40,512
		249,732

Air Freight & Logistics - 0.6%
United Parcel Service, Inc., Class B	8,200	574,820

Airlines - 1.0%
Continental Airlines, Inc., Class B*	15,200	553,128
UAL Corp.*	10,200	389,334
		942,462

Auto Components - 0.1%
Autoliv, Inc.	2,100	119,931

Biotechnology - 1.8%
Amgen, Inc.*	27,500	1,536,700
Gilead Sciences, Inc.*	3,500	267,750
		1,804,450

Capital Markets - 3.4%
Goldman Sachs Group, Inc.	9,700	2,004,311
Nuveen Investments, Inc.	28,100	1,329,130
		3,333,441

Chemicals - 0.6%
H.B. Fuller Co.	22,700	619,029
Lubrizol Corp.	400	20,612
		639,641

Commercial Banks - 4.2%
US Bancorp	34,900	1,220,453
Wachovia Corp.	39,600	2,179,980
Wells Fargo & Co.	21,300	733,359
		4,133,792

Commercial Services & Supplies - 0.8%
ABM Industries, Inc.	15,500	409,045
United Stationers, Inc.*	6,300	377,496
		786,541

Communications Equipment - 2.9%
Cisco Systems, Inc.*	79,900	2,039,847
Motorola, Inc.	43,800	773,946
QUALCOMM, Inc.	600	25,596
		2,839,389

Equity Securities - Cont'd	Shares	Value
Computers & Peripherals - 5.3%
Apple, Inc.*	1,600	$148,656
Dell, Inc.*	26,400	612,744
EMC Corp.*	21,100	292,235
Hewlett-Packard Co.	29,400	1,180,116
International Business Machines Corp.	26,300	2,479,038
Lexmark International, Inc.*	9,600	561,216
		5,274,005

Consumer Finance - 1.5%
American Express Co.	13,300	750,120
First Marblehead Corp.	15,750	707,018
		1,457,138

Containers & Packaging - 0.2%
Aptargroup, Inc.	2,500	167,325
Sealed Air Corp.	200	6,320
		173,645

Diversified Financial Services - 7.3%
Bank of America Corp.	60,079	3,065,231
CIT Group, Inc.	28,900	1,529,388
JPMorgan Chase & Co.	54,484	2,635,936
		7,230,555

Diversified Telecommunication Services - 2.7%
AT&T, Inc.	69,038	2,722,168

Electric Utilities - 0.9%
Cleco Corp.	18,600	480,438
IDACORP, Inc.	11,300	382,392
		862,830

Electrical Equipment - 1.2%
Cooper Industries Ltd.	800	35,992
Genlyte Group, Inc.*	12,700	895,985
Woodward Governor Co.	6,600	271,722
		1,203,699

Electronic Equipment & Instruments - 0.8%
Agilent Technologies, Inc.*	6,200	208,878
AVX Corp.	38,800	589,760
		798,638

Energy Equipment & Services - 1.8%
Grant Prideco, Inc.*	5,700	284,088
Smith International, Inc.	5,600	269,080
Tidewater, Inc.	6,600	386,628
Universal Compression Holdings, Inc.*	13,000	879,840
		1,819,636

Food & Staples Retailing - 0.1%
CVS Corp.	2,061	70,363

Equity Securities - Cont'd	Shares	Value
Food Products - 2.4%
General Mills, Inc.	25,000	$1,455,500
Kellogg Co.	15,800	812,594
TreeHouse Foods, Inc.*	5,200	158,444
		2,426,538

Gas Utilities - 1.7%
Energen Corp.	20,500	1,043,245
Oneok, Inc.	7,000	315,000
Questar Corp.	3,700	330,077
		1,688,322

Health Care Equipment & Supplies - 0.0%
Medtronic, Inc.	500	24,530

Health Care Providers & Services - 6.9%
AmerisourceBergen Corp.	23,900	1,260,725
Cardinal Health, Inc.	23,350	1,703,383
Cigna Corp.	8,500	1,212,610
Express Scripts, Inc.*	4,600	371,312
McKesson Corp.	27,400	1,603,996
WellCare Health Plans, Inc.*	8,400	716,100
		6,868,126

Hotels, Restaurants & Leisure - 0.8%
Darden Restaurants, Inc.	18,300	753,777

Household Products - 3.8%
Colgate-Palmolive Co.	8,600	574,394
Kimberly-Clark Corp.	14,000	958,860
Procter & Gamble Co.	36,137	2,282,413
		3,815,667

Industrial Conglomerates - 1.7%
3M Co.	22,100	1,689,103

Insurance - 5.6%
21st Century Insurance Group	2,700	57,240
ACE Ltd.	4,500	256,770
American Physicians Capital, Inc.*	1,400	56,112
Chubb Corp.	15,000	775,050
Commerce Group, Inc.	9,400	282,376
Hartford Financial Services Group, Inc.	5,200	497,016
Lincoln National Corp.	4,500	305,055
Phoenix Co.'s, Inc.	2,000	27,760
Prudential Financial, Inc.	10,700	965,782
Safeco Corp.	1,000	66,430
StanCorp Financial Group, Inc.	5,600	275,352
The Travelers Co.'s Inc.	33,400	1,729,118
Unum Group	12,000	276,360
WR Berkley Corp.	900	29,808
		5,600,229

Equity Securities - Cont'd	Shares	Value
Internet & Catalog Retail - 0.3%
Expedia, Inc.*	11,300	$261,934
Liberty Media Corp. - Interactive*	325	7,741
		269,675

IT Services - 1.9%
Acxiom Corp.	5,900	126,201
Automatic Data Processing, Inc.	20,700	1,001,880
First Data Corp.	20,000	538,000
Tyler Technologies, Inc.*	13,300	168,910
		1,834,991

Life Sciences - Tools & Services - 0.0%
Applera Corp. - Applied Biosystems Group	1,600	47,312

Machinery - 5.0%
Danaher Corp.	14,600	1,043,170
Illinois Tool Works, Inc.	19,040	982,464
Nordson Corp.	5,500	255,530
Parker Hannifin Corp.	11,900	1,027,089
Terex Corp.*	21,600	1,550,016
Valmont Industries, Inc.	1,800	104,094
		4,962,363

Media - 5.3%
Cox Radio, Inc.*	10,400	141,960
Gray Television, Inc.	25,400	264,668
Lin TV Corp.*	13,800	219,420
McGraw-Hill Co.'s, Inc.	25,100	1,578,288
Omnicom Group, Inc.	4,900	501,662
Radio One, Inc., Class D*	21,000	135,660
Time Warner, Inc.	96,000	1,893,120
Warner Music Group Corp.	29,300	499,858
		5,234,636

Metals & Mining - 0.1%
Reliance Steel & Aluminum Co.	1,600	77,440

Multiline Retail - 3.0%
Kohl's Corp.*	21,800	1,670,098
Nordstrom, Inc.	25,100	1,328,794
		2,998,892

Multi-Utilities - 3.3%
Black Hills Corp.	22,000	808,940
MDU Resources Group, Inc.	40,700	1,169,718
NiSource, Inc.	53,700	1,312,428
OGE Energy Corp.	600	23,280
		3,314,366

Office Electronics - 0.1%
Xerox Corp.*	4,000	67,560

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - 3.7%
Chesapeake Energy Corp.	700	$21,616
EOG Resources, Inc.	19,000	1,355,460
Kinder Morgan, Inc.	8,500	904,825
Plains Exploration & Production Co.*	6,800	306,952
St Mary Land & Exploration Co.	4,800	176,064
XTO Energy, Inc.	16,842	923,110
		3,688,027

Personal Products - 0.2%
Playtex Products, Inc.*	12,200	165,554

Pharmaceuticals - 3.5%
Johnson & Johnson	21,500	1,295,590
Pfizer, Inc.	88,000	2,222,880
		3,518,470

Real Estate Investment Trusts - 0.6%
CapitalSource, Inc.	5,000	125,650
HRPT Properties Trust	6,400	78,720
Thornburg Mortgage, Inc.	13,800	358,800
		563,170

Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc.*	6,300	215,334

Road & Rail - 0.4%
Avis Budget Group, Inc.	15,900	434,388

Semiconductors & Semiconductor Equipment - 2.6%
Intel Corp.	38,800	742,244
Lam Research Corp.*	15,000	710,100
MEMC Electronic Materials, Inc.*	2,900	175,682
Micron Technology, Inc.*	2,800	33,824
Novellus Systems, Inc.*	30,100	963,802
		2,625,652

Software - 3.8%
BEA Systems, Inc.*	31,100	360,449
BMC Software, Inc.*	9,400	289,426
Microsoft Corp.	113,200	3,154,884
		3,804,759

Specialty Retail - 3.3%
Best Buy Co., Inc.	700	34,104
Gap, Inc.	14,125	243,091
Home Depot, Inc.	44,500	1,634,930
Office Depot, Inc.*	20,100	706,314
Staples, Inc.	26,150	675,716
		3,294,155

Equity Securities - Cont'd	Shares	Value
Thrifts & Mortgage Finance - 1.2%
Freddie Mac	1,200	$71,388
Washington Mutual, Inc.	28,625	1,155,877
		1,227,265

Total Equity Securities (Cost $85,311,662)		98,247,177

U.S. Government Agencies	Principal
and Instrumentalities - 1.4%	Amount
Federal Home Loan Bank Discount Notes, 4/2/07	$1,400,000	1,399,805

Total U.S. Government Agencies and Instrumentalities
(Cost $1,399,805)		1,399,805

TOTAL INVESTMENTS (Cost $86,711,467) - 100.3%		99,646,982
Other assets and liabilities, net - (0.3%)		(339,464)
Net Assets - 100%		$99,307,518

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,301,954 shares outstanding		$53,911,591
Class B: 444,152 shares outstanding		6,613,602
Class C: 513,300 shares outstanding		8,388,313
Class I: 813,398 shares outstanding		15,763,735
Undistributed net investment income		239,753
Accumulated net realized gain (loss) on investments		1,455,009
Net unrealized appreciation (depreciation) on investments		12,935,515

Net Assets		$99,307,518

Net Asset Value Per Share
Class A (based on net assets of $65,556,630)		$19.85
Class B (based on net assets of $8,094,611)		$18.22
Class C (based on net assets of $9,400,859)		$18.31
Class I (based on net assets of $16,255,418)		$19.98

See notes to statements of net assets and notes to financial statements.

Notes to Statements of Net Assets

(a) Affiliated company.

(b) This security was valued by the Board of Trustees. See note A.

(c) Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Interest payments have been deferred per conditions of the Supplemental Indenture until July 1, 2007. At March 31, 2007 accumulated deferred interest totaled $1,257,761 and includes interest accrued since and due on October 1, 2003. Subsequent to period end, the Balanced Portfolio stopped accruing interest on this security.

(h) Represents rate in effect at March 31, 2007, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of March 31, 2007, the prime rate was 8.25%.

(i) Restricted securities represent 2.7% of the net assets for Balanced Portfolio, 0.4% for Bond Portfolio, and 1.0% for Equity Portfolio.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August of 2006 and February 2007. This security is no longer accruing interest. The total interest due from this security, as of March 31, 2007, for Balanced and Bond portfolios are $194,292 and $148,172, respectively. Subsequent to period end, $194,292 and $148,172 was written off in the Balanced and Bond Portfolios, respectively.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) 45,000 shares of Bank of America Corp. held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(t) 35,000 shares of EOG Resources, Inc. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(w) Security is in default and is no longer accruing interest.

* Non-income producing security.

See notes to financial statements.

Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	ADR: American Depositary Receipt
CA: Collateral Agreement	AMBAC: American Municipal Bond Assurance Corp.
C/LOC: Confirming Letter of Credit	COPs: Certificates of Participation
LOC: Letter of Credit	FGIC: Financial Guaranty Insurance Company
FHLB: Federal Home Loan Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
REIT: Real Estate Investment Trust
SO: Special Obligation
SPI: Securities Purchase, Inc.
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date

Balanced Portfolio
Restricted Securities	Acquisition Dates	Cost
Agraquest, Inc., Series B Preferred	02/26/97	$200,001
Agraquest, Inc., Series C Preferred	03/11/98 - 06/27/03	200,000
Agraquest, Inc, Series H Preferred	05/25/05 - 01/11/07	316,894
Angels With Attitude LLC	08/28/00 - 04/30/03	200,000
Calvert Social Investment Foundation Notes, 3.00%,
7/1/07	07/01/04	5,016,666
CFBanc Corp.	03/14/03	270,000
CitySoft Note I, 10.00%, 8/31/06	10/15/02	297,877
CitySoft Note II, 10.00%, 8/31/06	09/09/03	32,500
CitySoft Note III, 10.00%, 8/31/06	05/04/04	25,000
CitySoft Note IV, 10.00%, 8/31/06	03/11/05	25,000
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/15/12)	11/22/02	-
(strike price $0.01/share, expires 10/15/12)	05/04/04	-
(strike price $0.01/share, expires 10/15/12)	11/22/02	-
(strike price $0.14/share, expires 10/15/12)	11/22/02	-
(strike price $0.28/share, expires 10/15/12)	11/22/02	-
(strike price $0.01/share, expires 02/28/13)	04/11/03	-
(strike price $0.14/share, expires 02/28/13)	04/11/03	-
(strike price $0.28/share, expires 02/28/13)	04/11/03	-
(strike price $0.01/share, expires 05/31/13)	07/15/03	-
(strike price $0.14/share, expires 05/31/13)	07/15/03	-
(strike price $0.28/share, expires 05/31/13)	07/15/03	-
(strike price $0.01/share, expires 08/31/13)	09/09/03	-
(strike price $0.14/share, expires 08/31/13)	09/09/03	-
(strike price $0.28/share, expires 08/31/13)	09/09/03	-
(strike price $0.01/share, expires 09/4/13)	03/11/05	-
(strike price $0.01/share, expires 09/4/13)	09/09/03	-
(strike price $0.01/share, expires 09/4/13)	05/04/04	-
(strike price $0.14/share, expires 09/4/13)	09/09/03	-
(strike price $0.28/share, expires 09/4/13)	09/09/03	-
(strike price $0.01/share, expires 11/30/13)	01/16/04	-
(strike price $0.14/share, expires 11/30/13)	01/16/04	-
(strike price $0.28/share, expires 11/30/13)	01/16/04	-
(strike price $0.01/share, expires 4/21/14)	03/11/05	-
Coastal Venture Partners	06/07/96 - 06/22/00	173,067
Commons Capital	02/15/01 - 05/8/06	352,651
Environmental Private Equity Fund II, Liquidting Trust	12/31/93 - 11/21/97	12,731
First Analysis Private Equity Fund IV	02/25/02 - 01/9/07	420,660
GEEMF Partners	02/28/97	185,003
Global Environment Emerging Markets Fund	01/14/94 - 12/01/95	757,589
H2Gen Innovations Common Stock	11/04/04	-
H2Gen Innovations, Inc., Common Warrants
(strike price $1.00/share, expires 10/31/13)	11/06/03 - 02/02/04	-
H2Gen Innovations, Inc., Series A Preferred	12/30/02	251,496

Balanced Portfolio
Restricted Securities (Cont'd)	Acquisition Dates	Cost
H2Gen Innovations, Inc., Series A Preferred, Warrants
(strike price $1.00/share, expires 10/10/12)	11/07/02	-
H2Gen Innovations, Inc., Series B Preferred	11/06/03 - 10/21/04	$161,759
H2Gen Innovations, Inc., Series C Preferred	06/1/06	52,886
Hambrecht & Quist Environmental Technology Fund	08/11/89 - 08/10/94	254,513
Hayes Medical Common Stock	01/31/97 - 07/22/99	504,331
Hayes Medical Series A-1 Preferred Stock	08/19/05	4,417
Hayes Medical Series B Preferred Stock	08/19/05-02/10/06	139,576
Hayes Medical Series C Preferred Stock	08/19/05-02/10/06	120,342
Inflabloc	12/29/03	261,945
Infrastructure and Environmental Private Equity
Fund III	04/16/97 - 02/12/01	493,425
KDM Development Corp., 2.41%, 12/31/07	11/03/99	733,393
Labrador Ventures III	08/11/98 - 04/02/01	360,875
Labrador Ventures IV	12/14/99 - 06/27/05	822,440
Milepost Ventures	05/27/98 - 04/23/02	500,000
Neighborhood Bancorp	06/25/97	100,000
New Markets Growth Fund LLC	01/08/03 - 09/07/06	175,646
Pharmadigm, Inc.	07/05/96 - 06/18/97	238,055
Plethora Technology Series A Preferred Stock	04/29/05-05/13/05	701,835
Plethora Technology Common Warrants	6/23/03-02/10/04	75,360
Plethora Technology Series A Preferred Warrants	06/8/06 - 11/3/06	-
Plethora Technology Note	06/8/06	150,000
Rose Smart Growth Fund I LP Note	04/10/06	1,000,000
Seventh Generation, Inc.	04/12/02 - 05/06/03	230,500
SMARTTHINKING, Inc., Series 1-A, Convertible
Preferred	04/22/03 - 05/27/05	159,398
SMARTTHINKING, Inc., Series 1-B, Convertible
Preferred	06/10/03	250,000
SMARTTHINKING, Inc., Series 1-B Preferred
Warrants (strike price $0.01, expires 5/26/2015)	05/27/05	-
Solstice Capital	06/26/01 - 03/28/06	339,365
Utah Ventures	11/17/97 - 02/05/03	867,581
Venture Strategy Partners	08/21/98 - 02/26/03	206,058
Wild Planet Toys, Inc., Series B Preferred	07/12/94	200,000
Wild Planet Toys, Inc., Series E Preferred	04/09/98	180,725
Wind Harvest Co., Inc. Series A Preferred	05/16/94	100,000

Equity Portfolio
Restricted Securities	Acquisition Dates	Cost
20/20 Gene Systems, Inc.:
8.00%, 6/30/07	8/29/03	$250,000
Warrants (strike price $.01/share, expires 8/27/13)	8/29/03	14,700
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09	7/3/06	7,583,877
Cerionx, Inc.:
Series A Preferred	6/30/06-1/30/07	714,384
Series A Preferred Warrants (strike price $0.01/share,
expires 6/30/16)	6/30/06-1/30/07	285,616
Chesapeake PERL, Inc.:
Series A-2 Preferred	7/30/04	300,000
Series A-2 Preferred Warrants (strike price $1.25/share, expires
7/31/09)	12/22/06	-
Series A-2 Preferred Warrants (strike price $1.25/share, expires
12/27/10)	12/22/06	-
China Environment Fund 2004 LP	9/15/05-1/16/07	200,078
Cylex, Inc.:
Common Stock	11/22/06	16,382
Series B Preferred	11/30/06	547,525
Series C-1 Preferred	11/30/06	471,342
Digital Directions International, Inc.:
8.00%, 10/18/09	10/18/06	500,000
Warrants (strike price $1.50/share, expires 10/18/16)	10/18/06	-
Earthanol, Inc., Series A Preferred	1/25/07	152,672
Global Resource Options, Inc., Series A Preferred	9/18/06	750,000
H2Gen Innovations, Inc.:
Common Stock	11/4/04	-
Common Warrants (strike price $1.00/share, expires 10/31/13)	11/4/04	-
Series A Preferred	11/4/04	251,496
Series A Preferred Warrants (strike price $1.00/share, expires
10/10/12)	11/4/04	-
Series B Preferred	10/21/04-10/27/04	161,759
Series C Preferred	6/1/06	52,886
SEAF India International Growth Fund LLC	3/22/05-3/29/07	298,932
Sustainable Jobs Fund II LP	2/14/06-2/23/07	150,000
Sword Diagnostics Series B Preferred	12/26/06	250,000

Bond Portfolio
Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes,
3.00%, 7/1/09	07/03/06	$2,087,392

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2007
	Money
	Market	Balanced	Bond
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$4,645,002	$6,297,177	$13,208,763
Dividend income (net of foreign taxes withheld of $0, $3,200, and $3,188, respectively)	--	3,361,224	326,909
Total investment income	4,645,002	9,658,401	13,535,672

Expenses:
Investment advisory fee	262,550	1,262,109	862,281
Transfer agency fees and expenses	192,867	516,544	395,675
Administrative fees	175,033	820,023	646,055
Distribution Plan expenses:
Class A	--	634,439	352,905
Class B	--	137,500	83,796
Class C	--	142,431	150,125
Trustees' fees and expenses	11,855	38,001	35,139
Custodian fees	7,759	66,969	46,515
Registration fees	12,303	23,337	28,445
Reports to shareholders	20,942	96,834	58,859
Professional fees	11,688	18,899	17,263
Miscellaneous	26,370	88,344	10,136
Total expenses	721,367	3,845,430	2,687,194
Reimbursement from Advisor:
Class I	--	(2,235)	--
Fees paid indirectly	(13,968)	(22,642)	(24,303)
Net expenses	707,399	3,820,553	2,662,891

Net Investment Income	3,937,603	5,837,848	10,872,781

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,185)	15,932,535	1,970,973
Foreign currency transactions	--	(80)	(72)
Futures	--	(120,983)	586,689
	(1,185)	15,811,472	2,557,590

Change in unrealized appreciation or (depreciation) on:
Investments	--	3,583,281	(101,357)
Foreign currency transactions	--	(16)	(24)
Futures	--	564,748	877,775
	--	4,148,013	776,394

Net Realized and Unrealized
Gain (Loss) on Investments	(1,185)	19,959,485	3,333,984

Increase (Decrease) in Net Assets
Resulting From Operations	$3,936,418	$25,797,333	$14,206,765

See notes to financial statements.

Statements of Operations

Six Months Ended March 31, 2007
		Enhanced
	Equity	Equity
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$1,189,480	$25,722
Dividend income	6,669,363	893,818
Total investment income	7,858,843	919,540

Expenses:
Investment advisory fee	3,235,493	277,265
Transfer agency fees and expenses	1,208,325	86,047
Administrative fees	1,221,013	66,157
Distribution Plan expenses:
Class A	1,174,115	78,487
Class B	476,705	41,632
Class C	565,980	43,334
Trustees' fees and expenses	88,533	6,512
Custodian fees	61,178	19,117
Registration fees	29,303	21,218
Reports to shareholders	192,610	15,696
Professional fees	30,107	9,716
Miscellaneous	45,890	3,315
Total expenses	8,329,252	668,496
Fees waived	--	(46,211)
Fees paid indirectly	(42,309)	(11,145)
Net expenses	8,286,943	611,140

Net Investment Income (Loss)	(428,100)	308,400

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	22,589,040	2,133,203
Change in unrealized appreciation or (depreciation)	27,968,501	1,872,725

Net Realized and Unrealized
Gain (Loss) on Investments	50,557,541	4,005,928

Increase (Decrease) in Net Assets
Resulting From Operations	$50,129,441	$4,314,328

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$3,937,603	$6,414,967
Net realized gain (loss)	(1,185)	(1,406)

Increase (Decrease) in Net Assets
Resulting From Operations	3,936,418	6,413,561

Distributions to shareholders from
Net investment income	(3,946,163)	(6,408,722)

Capital share transactions:
Shares sold	79,695,490	140,614,162
Reinvestment of distributions	3,859,968	6,267,054
Shares redeemed	(68,356,529)	(140,511,863)
Total capital share transactions	15,198,929	6,369,353

Total Increase (Decrease) in Net Assets	15,189,184	6,374,192

Net Assets
Beginning of period	166,592,030	160,217,838
End of period (including undistributed net investment income of $6,592 and $15,152, respectively)	$181,781,214	$166,592,030

Capital Share Activity
Shares sold	79,694,835	140,612,935
Reinvestment of distributions	3,859,968	6,267,054
Shares redeemed	(68,356,529)	(140,511,863)
Total capital share activity	15,198,274	6,368,126

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$5,837,848	$10,510,878
Net realized gain (loss)	15,811,472	25,741,963
Change in net unrealized appreciation or (depreciation)	4,148,013	(3,466,180)

Increase (Decrease) in Net Assets
Resulting From Operations	25,797,333	32,786,661

Distributions to shareholders from:
Net investment income:
Class A Shares	(5,189,519)	(8,257,102)
Class B Shares	(135,935)	(179,289)
Class C Shares	(150,108)	(178,850)
Class I Shares	(77,284)	(52,154)
Total distributions	(5,552,846)	(8,667,395)

Capital share transactions:
Shares sold:
Class A Shares	19,906,129	41,010,513
Class B Shares	1,255,362	3,431,432
Class C Shares	3,008,720	4,654,174
Class I Shares	2,197,221	5,179,485
Reinvestment of distributions:
Class A Shares	4,821,036	7,678,407
Class B Shares	119,810	157,471
Class C Shares	119,477	141,219
Class I Shares	77,284	52,154
Redemption Fees:
Class A Shares	472	6,064
Class B Shares	6	1,045
Class C Shares	185	76
Shares redeemed:
Class A Shares	(33,187,594)	(62,377,817)
Class B Shares	(4,010,420)	(5,539,048)
Class C Shares	(2,411,559)	(4,317,171)
Class I Shares	(471,123)	(212,693)
Total capital share transactions	(8,574,994)	(10,134,689)

Total Increase (Decrease) in Net Assets	11,669,493	13,984,577

Net Assets
Beginning of period	587,409,012	573,424,435
End of period (including distributions in excess of net investment income of $45,180 and $330,182, respectively)	$599,078,505	$587,409,012

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

Balanced Portfolio (Cont'd)
	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2007	2006
Shares sold:
Class A Shares	653,287	1,429,297
Class B Shares	41,613	120,224
Class C Shares	100,529	164,769
Class I Shares	71,475	182,645
Reinvestment of distributions:
Class A Shares	157,787	265,723
Class B Shares	3,950	5,477
Class C Shares	3,980	4,961
Class I Shares	2,508	1,775
Shares redeemed:
Class A Shares	(1,089,542)	(2,175,021)
Class B Shares	(132,507)	(194,190)
Class C Shares	(80,587)	(152,953)
Class I Shares	(15,349)	(7,399)
Total capital share activity	(282,856)	(354,692)

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$10,872,781	$15,715,113
Net realized gain (loss)	2,557,590	962,455
Change in net unrealized appreciation or (depreciation)	776,394	(746,197)

Increase (Decrease) in Net Assets
Resulting From Operations	14,206,765	15,931,371

Distributions to shareholders from:
Net investment income:
Class A Shares	(8,061,726)	(11,961,983)
Class B Shares	(301,341)	(566,638)
Class C Shares	(564,775)	(736,469)
Class I Shares	(2,407,506)	(2,419,730)
Net realized gain:
Class A Shares	(667,424)	(4,707,247)
Class B Shares	(32,600)	(343,184)
Class C Shares	(57,797)	(373,442)
Class I shares	(163,580)	(630,977)
Total distributions	(12,256,749)	(21,739,670)

Capital share transactions:
Shares sold:
Class A Shares	74,591,883	152,030,120
Class B Shares	903,587	2,799,182
Class C Shares	7,512,911	12,331,016
Class I Shares	43,820,800	51,898,733
Reinvestment of distributions:
Class A Shares	7,313,298	14,226,137
Class B Shares	264,137	720,575
Class C Shares	418,668	763,125
Class I Shares	2,477,627	2,555,650
Redemption Fees
Class A Shares	3,536	10,563
Class B Shares	747	108
Class C Shares	7	1,044
Class I Shares	157	--
Shares redeemed:
Class A Shares	(40,436,987)	(62,210,559)
Class B Shares	(1,992,346)	(4,494,744)
Class C Shares	(3,238,984)	(4,571,499)
Class I Shares	(5,049,613)	(8,746,461)
Total capital share transactions	86,589,428	157,312,990

Total Increase (Decrease) In Net Assets	88,539,444	151,504,691

Net Assets
Beginning of period	456,013,749	304,509,058
End of period (including undistributed net investment income and distributions in excess of net investment income of $282,416 and $180,151, respectively)	$544,553,193	$456,013,749

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets

Bond Portfolio (Cont'd)

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2007	2006
Shares sold:
Class A Shares	4,697,628	9,641,342
Class B Shares	57,182	178,026
Class C Shares	476,281	788,743
Class I Shares	2,761,230	3,297,475
Reinvestment of distributions:
Class A Shares	461,913	904,327
Class B Shares	16,763	45,966
Class C Shares	26,585	48,763
Class I Shares	156,332	162,618
Shares redeemed:
Class A Shares	(2,547,265)	(3,956,333)
Class B Shares	(126,101)	(287,432)
Class C Shares	(205,135)	(292,379)
Class I Shares	(317,911)	(554,713)
Total capital share activity	5,457,502	9,976,403

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	($428,100)	($1,624,994)
Net realized gain (loss)	22,589,040	50,314,004
Change in net unrealized appreciation or (depreciation)	27,968,501	31,258,382

Increase (Decrease) in Net Assets
Resulting From Operations	50,129,441	79,947,392

Distributions to shareholders from:
Net realized gain:
Class A Shares	(38,799,889)	(14,503,159)
Class B Shares	(4,360,424)	(1,866,742)
Class C Shares	(5,458,634)	(2,070,445)
Class I shares	(5,482,443)	(2,211,269)
Total distributions	(54,101,390)	(20,651,615)

Capital share transactions:
Shares sold:
Class A Shares	85,549,508	176,379,714
Class B Shares	2,607,818	5,868,644
Class C Shares	9,401,258	15,101,597
Class I Shares	32,797,481	48,424,776
Reinvestment of distributions:
Class A Shares	36,064,345	13,424,975
Class B Shares	3,750,770	1,602,754
Class C Shares	4,195,253	1,604,063
Class I Shares	5,337,706	2,175,397
Redemption Fees:
Class A Shares	1,955	11,367
Class B Shares	417	172
Class C Shares	498	298
Class I Shares	285	254
Shares redeemed:
Class A Shares	(93,641,678)	(184,186,017)
Class B Shares	(11,341,197)	(20,539,843)
Class C Shares	(8,872,098)	(18,651,988)
Class I Shares	(49,386,552)	(29,060,358)
Total capital share transactions	16,465,769	12,155,805

Total Increase (Decrease) in Net Assets	12,493,820	71,451,582

Net Assets
Beginning of period	1,276,515,758	1,205,064,176
End of period (including net investment loss of $428,100 and $0, respectively)	$1,289,009,578	$1,276,515,758

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets
Equity Portfolio (Cont'd)
	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2007	2006
Shares sold:
Class A Shares	2,262,276	4,906,670
Class B Shares	75,535	176,817
Class C Shares	292,067	486,790
Class I Shares	838,606	1,309,682
Reinvestment of distributions:
Class A Shares	963,515	374,790
Class B Shares	109,576	48,348
Class C Shares	131,678	51,844
Class I Shares	137,428	58,938
Shares redeemed:
Class A Shares	(2,480,946)	(5,127,682)
Class B Shares	(328,260)	(619,939)
Class C Shares	(275,742)	(603,149)
Class I Shares	(1,255,053)	(784,029)
Total capital share activity	470,680	279,080

See notes to financial statements.

Enhanced Equity Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$308,400	$286,847
Net realized gain (loss)	2,133,203	3,979,468
Change in net unrealized appreciation or (depreciation)	1,872,725	1,975,152

Increase (Decrease) in Net Assets
Resulting From Operations	4,314,328	6,241,467

Distributions to shareholders from:
Net investment income:
Class A Shares	(290,471)	(183,283)
Class I Shares	(59,529)	(6,295)
Net realized gain:
Class A Shares	(2,482,645)	(1,550,349)
Class B Shares	(367,558)	(286,135)
Class C Shares	(372,440)	(231,961)
Class I shares	(472,989)	(55,983)
Total distributions	(4,045,632)	(2,314,006)

Capital share transactions:
Shares sold:
Class A Shares	10,928,739	11,078,086
Class B Shares	733,029	864,503
Class C Shares	1,921,936	1,764,957
Class I Shares	6,442,245	8,067,927
Reinvestment of distributions:
Class A Shares	2,487,922	1,524,500
Class B Shares	320,696	248,186
Class C Shares	289,453	187,221
Class I Shares	532,512	62,278
Redemption Fees:
Class A Shares	294	1,443
Class B Shares	--	7
Class C Shares	10	2
Shares redeemed:
Class A Shares	(6,129,774)	(11,999,180)
Class B Shares	(1,136,675)	(2,351,093)
Class C Shares	(654,325)	(1,773,911)
Class I Shares	(184,087)	(366,830)
Total capital share transactions	15,551,975	7,308,096

Total Increase (Decrease) in Net Assets	15,820,671	11,235,557

Net Assets
Beginning of period	83,486,847	72,251,290
End of period (including undistributed net investment income of $239,753, and $281,353, respectively)	$99,307,518	$83,486,847

See notes to financial statements.

Enhanced Equity Portfolio (Cont'd)

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2007	2006
Shares sold:
Class A Shares	544,562	584,574
Class B Shares	39,470	49,541
Class C Shares	103,531	100,316
Class I Shares	318,809	426,755
Reinvestment of distributions:
Class A Shares	124,640	81,311
Class B Shares	17,544	14,305
Class C Shares	15,766	10,748
Class I Shares	26,530	3,320
Shares redeemed:
Class A Shares	(305,380)	(638,979)
Class B Shares	(61,109)	(134,362)
Class C Shares	(35,369)	(101,439)
Class I Shares	(9,096)	(19,383)
Total capital share activity	779,898	376,707

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, five of which are reported herein: Money Market, Balanced, Bond, Equity, and Enhanced Equity. Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series is accounted for separately. Money Market shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were fair valued in good faith under the direction of the Board of Trustees as of March 31, 2007:

	Total Investments	% of Net Assets
Balanced	$17,359,886	2.9%
Bond	3,499,495	0.6%
Equity	12,320,440	1.0%

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on page 67.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with management's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the

Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Balanced, Bond, Equity, and Enhanced Equity Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within seven days for all Class I shares). The redemption fee is paid to the Class of the Portfolio from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on each Portfolio's cash on deposit with the banks. These credits are used to reduce the Portfolios' expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Money Market	.30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond	.35%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $500 Million	.60%
Over $500 Million	.55%

Under the terms of the agreement $45,685, $213,479, $159,535, $545,769, and $41,194 was payable at period end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively. In addition, $33,721, $133,782, $77,461, $213,212, and $22,050 was payable at period end for operating expenses paid by the Advisor during March 2007 for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively. For the six months ended March 31, 2007, the advisor waived $46,211 of its fee in Enhanced Equity.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008 for Money Market, Balanced Class I and Enhanced Equity Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows: for Money Market, .875%; for Balanced Class I, .72%; and for Enhanced Equity Class I, .81%.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid for Class A may not exceed .25% of Enhanced Equity's and .35% of Balanced, Bond and Equity's annual average daily net assets. The amount actually paid by Class A of Enhanced Equity, Balanced, Bond and Equity, is an annualized fee, payable monthly of .25%, .24%, .20%, and .25%, respectively, of each Classes' average daily net assets. The expenses paid for Class B and Class C may not exceed 1.00% of Enhanced Equity, Balanced, Bond and Equity's annual average daily net assets. The amount actually paid, is an annualized fee, payable monthly of 1.00%, of each Classes' average daily net assets. Class I for Balanced, Bond, Equity and Enhanced Equity do not have Distribution Plan expenses. Under the terms of the agreement $154,345, $104,627, $369,835 and $28,305 was payable at period end for Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the six months ended March 31, 2007: $86,863 for Balanced, $62,872 for Bond, $121,760 for Equity and $18,830 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. Under the terms of the agreement $15,726, $21,179, $10,442, $34,617, and $3,111 was payable at period end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

For its services, CSSI received fees of $90,580, $124,819, $63,296, $218,240, and $18,399 for the six months ended March 31, 2007 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, & C)	.30%
Bond (Class I)	.10%
Equity (Class A, B, & C)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

Under the terms of the agreement $30,457, $138,658, $117,328, $205,376 and $11,716 was payable at period end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustees' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were:

				Enhanced
	Balanced	Bond	Equity	Equity
Purchases:	$216,288,381	$443,439,235	$240,559,101	$31,764,982
Sales:	217,479,244	335,257,297	269,730,007	19,367,758

Money Market held only short-term investments.

The following tables present the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at March 31, 2007 and net realized capital loss carryforwards as of September 30, 2006 with expiration dates:

	Money
	Market	Balanced	Bond
Federal income tax cost of investments	$180,225,699	$558,083,779	$545,854,807
Unrealized appreciation	--	64,868,338	3,153,910
Unrealized (depreciation)	--	(26,623,101)	(7,745,914)
Net appreciation/(depreciation)	--	38,245,237	(4,592,004)

		Enhanced
	Equity	Equity
Federal income tax cost of investments	$1,008,073,208	$87,099,020
Unrealized appreciation	289,623,404	14,841,472
Unrealized (depreciation)	(8,310,144)	(2,293,510)
Net appreciation/(depreciation)	281,313,260	12,547,962

Capital Loss Carryforwards
	Money
Expiration Date	Market	Balanced	Equity
30-Sep-08	$41,585	--	--
30-Sep-10	14,601	--	$744,037
30-Sep-11	6,847	$7,621,797	2,870,948
30-Sep-12	--	--	--
30-Sep-13	6,183	--	--
30-Sep-14	211	--	--
	$69,427	$7,621,797	$3,614,985

Capital losses may be utilized to offset current and future capital gains until expiration.

The capital losses for Equity Portfolio are from its merger with Delaware Social Awareness Fund and may be limited under certain tax provisions.

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2007, such purchases and sales transactions and net realized gains on sales of securities were:

	Money
	Market	Balanced	Bond	Equity
Purchases	$65,104,000	--	--	$40,000,000
Sales	46,500,000	$1,291,225	$2,799,376	40,000,000
Net realized gains	--	41,225	89,376	--

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at March 31, 2007. For the six months ended March 31, 2007, borrowings by the Portfolios under the Agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$7,388	5.83%	$437,921	March 2007
Bond	53,320	5.88%	4,564,197	December 2006
Equity	229,486	5.87%	16,325,676	March 2007

Note E -- Affiliated Companies

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:

Affiliates	Cost	Value
Angels With Attitude LP	$200,000	$170,416
GEEMF Partners LP	185,003	514,034
Milepost Ventures LP	500,000	1
Plethora Technology, Inc.	701,835	350,918
TOTALS	$1,586,838	$1,035,369

Affiliated companies of the Equity Portfolio are as follows:

Affiliates	Cost	Value
Cerionx, Inc.	$714,384	$706,297
Global Resource Options, Inc.	750,000	750,000
TOTALS	$1,464,384	$1,456,297

Note F -- Other

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios' investment in these securities. The aggregate amount of the future capital commitments totals $790,000 and $1,022,602 for the Balanced and Equity Portfolios, respectively, at March 31, 2007.

On September 7, 2006, Calvert Group Ltd., Calvert Asset Management Company, Calvert Social Investment Fund and Calvert Variable Series Inc., were named as defendants in a lawsuit in the United States District Court for the District of Connecticut. The lawsuit was an action for specific performance, breach of contract, and promissory estoppel, for the Defendants' alleged breach of an agreement dated August 28, 2006 to sell without accrued interest four thousand five hundred 8.625% Maryland State Economic Development Revenue Bonds ("Rocky Gap Bonds") due October 1, 2019. The securities applicable to the Calvert Social Investment Fund Balanced Portfolio represent three thousand seven hundred fifty bonds, with proceeds of $2,418,750 or 0.4% of the Fund's net assets. On May 1, 2007, the court entered a stipulation of dismissal with prejudice, following the agreement of the parties to withdraw their cases.

Money Market Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
	2007	2006	2005
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.023	.039	.019
Distributions from
Net investment income	(.023)	(.039)	(.019)

Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.28%	3.97%	1.94%
Ratios to average net assets:A
Net investment income	4.50% (a)	3.90%	1.91%
Total expenses	.82% (a)	.86%	.91%
Expenses before offsets	.82% (a)	.86%	.88%
Net expenses	.81% (a)	.85%	.87%
Net assets, ending (in thousands)	$181,781	$166,592	$160,218

		Years Ended
	September 30,	September 30,	September 30,
	2004	2003	2002
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.004	.006	.015
Distributions from
Net investment income	(.004)	(.006)	(.015)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.44%	.63%	1.49%
Ratios to average net assets:A
Net investment income	.44%	.63%	1.48%
Total expenses	.91%	.90%	.89%
Expenses before offsets	.88%	.88%	.88%
Net expenses	.87%	.87%	.87%
Net assets, ending (in thousands)	$169,916	$181,788	$192,680

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2007	2006 (z)	2005
Net asset value, beginning	$29.46	$28.25	$26.13
Income from investment operations
Net investment income	.31	.55	.44
Net realized and unrealized gain (loss)	.99	1.12	2.08
Total from investment operations	1.30	1.67	2.52
Distributions from
Net investment income	(.29)	(.46)	(.40)
Total distributions	(.29)	(.46)	(.40)
Total increase (decrease) in net asset value	1.01	1.21	2.12
Net asset value, ending	$30.47	$29.46	$28.25

Total return*	4.43%	5.94%	9.68%
Ratios to average net assets:A
Net investment income	2.03% (a)	1.90%	1.59%
Total expenses	1.20% (a)	1.21%	1.22%
Expenses before offsets	1.20% (a)	1.21%	1.22%
Net expenses	1.19% (a)	1.20%	1.21%
Portfolio turnover	38%	73%	83%
Net assets, ending (in thousands)	$535,394	$525,740	$517,840

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$24.35	$21.44	$24.48
Income from investment operations
Net investment income	.36	.38	.56
Net realized and unrealized gain (loss)	1.77	2.87	(3.04)
Total from investment operations	2.13	3.25	(2.48)
Distributions from
Net investment income	(.35)	(.34)	(.56)
Total distributions	(.35)	(.34)	(.56)
Total increase (decrease) in net asset value	1.78	2.91	(3.04)
Net asset value, ending	$26.13	$24.35	$21.44

Total return*	8.77%	15.28%	(10.38%)
Ratios to average net assets:A
Net investment income	1.37%	1.67%	2.23%
Total expenses	1.25%	1.25%	1.25%
Expenses before offsets	1.25%	1.25%	1.25%
Net expenses	1.25%	1.24%	1.25%
Portfolio turnover	106%	175%	192%
Net assets, ending (in thousands)	$486,255	$480,201	$458,947

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2007	2006 (z)	2005
Net asset value, beginning	$29.24	$28.05	$25.94
Income from investment operations
Net investment income	.15	.27	.17
Net realized and unrealized gain (loss)	1.01	1.10	2.06
Total from investment operations	1.16	1.37	2.23
Distributions from
Net investment income	(.15)	(.18)	(.12)
Total distributions	(.15)	(.18)	(.12)
Total increase (decrease) in net asset value	1.01	1.19	2.11
Net asset value, ending	$30.25	$29.24	$28.05

Total return*	3.98%	4.90%	8.62%
Ratios to average net assets:A
Net investment income	1.08% (a)	.95%	.60%
Total expenses	2.14% (a)	2.16%	2.20%
Expenses before offsets	2.14% (a)	2.16%	2.20%
Net expenses	2.14% (a)	2.15%	2.20%
Portfolio turnover	38%	73%	83%
Net assets, ending (in thousands)	$26,131	$27,805	$28,592

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$24.18	$21.31	$24.33
Income from investment operations
Net investment income	.11	.13	.29
Net realized and unrealized gain (loss)	1.74	2.86	(3.01)
Total from investment operations	1.85	2.99	(2.72)
Distributions from
Net investment income	(.09)	(.12)	(.30)
Total distributions	(.09)	(.12)	(.30)
Total increase (decrease) in net asset value	1.76	2.87	(3.02)
Net asset value, ending	$25.94	$24.18	$21.31

Total return*	7.63%	14.06%	(11.31%)
Ratios to average net assets:A
Net investment income	.34%	.55%	1.17%
Total expenses	2.27%	2.34%	2.31%
Expenses before offsets	2.27%	2.34%	2.31%
Net expenses	2.26%	2.34%	2.31%
Portfolio turnover	106%	175%	192%
Net assets, ending (in thousands)	$24,839	$19,670	$14,805

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2007	2006 (z)	2005
Net asset value, beginning	$28.95	$27.79	$25.70
Income from investment operations
Net investment income	.17	.28	.18
Net realized and unrealized gain (loss)	.99	1.07	2.04
Total from investment operations	1.16	1.35	2.22
Distributions from
Net investment income	(.16)	(.19)	(.13)
Total distributions	(.16)	(.19)	(.13)
Total increase (decrease) in net asset value	1.00	1.16	2.09
Net asset value, ending	$29.95	$28.95	$27.79

Total return*	3.99%	4.87%	8.67%
Ratios to average net assets:A
Net investment income	1.15% (a)	.99%	.65%
Total expenses	2.08% (a)	2.11%	2.16%
Expenses before offsets	2.08% (a)	2.11%	2.16%
Net expenses	2.07% (a)	2.10%	2.15%
Portfolio turnover	38%	73%	83%
Net assets, ending (in thousands)	$29,216	$27,547	$25,980

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$23.95	$21.12	$24.10
Income from investment operations
Net investment income	.12	.13	.29
Net realized and unrealized gain (loss)	1.73	2.82	(2.96)
Total from investment operations	1.85	2.95	(2.67)
Distributions from
Net investment income	(.10)	(.12)	(.31)
Total distributions	(.10)	(.12)	(.31)
Total increase (decrease) in net asset value	1.75	2.83	(2.98)
Net asset value, ending	$25.70	$23.95	$21.12

Total return*	7.71%	14.02%	(11.25%)
Ratios to average net assets:A
Net investment income	.39%	.59%	1.20%
Total expenses	2.22%	2.31%	2.29%
Expenses before offsets	2.22%	2.31%	2.29%
Net expenses	2.22%	2.30%	2.28%
Portfolio turnover	106%	175%	192%
Net assets, ending (in thousands)	$21,819	$16,585	$12,626

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2007	2006 (z)	2005 (x)
Net asset value, beginning	$29.70	$28.38	$27.47
Income from investment operations
Net investment income	.39	.64	.41
Net realized and unrealized gain (loss)	1.01	1.17	.87
Total from investment operations	1.40	1.81	1.28
Distributions from
Net investment income	(.37)	(.49)	(.37)
Total distributions	(.37)	(.49)	(.37)
Total increase (decrease) in net asset value	1.03	1.32	.91
Net asset value, ending	$30.73	$29.70	$28.38

Total return*	4.70%	6.43%	4.71%
Ratios to average net assets:A
Net investment income	2.50% (a)	2.44%	1.94% (a)
Total expenses	.80% (a)	1.07%	1.28% (a)
Expenses before offsets	.73% (a)	.73%	.72% (a)
Net expenses	.72% (a)	.72%	.72% (a)
Portfolio turnover	38%	73%	70%
Net assets, ending (in thousands)	$8,338	$6,317	$1,012

		Years Ended
	June 30,	September 30,	September 30,
Class I Shares	2003 (y)	2002	2001
Net asset value, beginning	$21.33	$24.35	$33.10
Income from investment operations
Net investment income	.38	.68	.94
Net realized and unrealized gain (loss)	2.49	(3.01)	(6.31)
Total from investment operations	2.87	(2.33)	(5.37)
Distributions from
Net investment income	(.33)	(.69)	(.98)
Net realized gains	--	--	(2.40)
Total distributions	(.33)	(.69)	(3.38)
Total increase (decrease) in net asset value	2.54	(3.02)	(8.75)
Net asset value, ending	$23.87	$21.33	$24.35

Total return*	13.63%	(9.87%)	(17.33%)
Ratios to average net assets:A
Net investment income	2.25% (a)	2.77%	3.55%
Total expenses	.72% (a)	.72%	.67%
Expenses before offsets	.72% (a)	.72%	.67%
Net expenses	.72% (a)	.71%	.66%
Portfolio turnover	140%	192%	214%
Net assets, ending (in thousands)	$0	$26,612	$29,399

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2007	2006	2005
Net asset value, beginning	$15.83	$16.18	$16.33
Income from investment operations
Net investment income	.35	.64	.47
Net realized and unrealized gain (loss)	.10	(.05)	.32
Total from investment operations	.45	.59	.79
Distributions from
Net investment income	(.36)	(.64)	(.48)
Net realized gains	(.03)	(.30)	(.46)
Total distributions	(.39)	(.94)	(.94)
Total increase (decrease) in net asset value	0.06	(.35)	(.15)
Net asset value, ending	$15.89	$15.83	$16.18

Total return*	2.87%	3.82%	5.05%
Ratios to average net assets:A
Net investment income	4.39% (a)	4.16%	3.00%
Total expenses	1.12% (a)	1.14%	1.16%
Expenses before offsets	1.12% (a)	1.14%	1.16%
Net expenses	1.11% (a)	1.13%	1.16%
Portfolio turnover	73%	150%	161%
Net assets, ending (in thousands)	$379,511	$336,698	$237,396

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$16.29	$15.80	$16.38
Income from investment operations
Net investment income	.45	.58	.80
Net realized and unrealized gain (loss)	.48	.67	(.01)
Total from investment operations	.93	1.25	.79
Distributions from
Net investment income	(.45)	(.56)	(.82)
Net realized gains	(.44)	(.20)	(.55)
Total distributions	(.89)	(.76)	(1.37)
Total increase (decrease) in net asset value	.04	.49	(.58)
Net asset value, ending	$16.33	$16.29	$15.80

Total return*	5.97%	8.20%	5.18%
Ratios to average net assets:A
Net investment income	2.82%	3.62%	5.07%
Total expenses	1.19%	1.18%	1.19%
Expenses before offsets	1.19%	1.18%	1.19%
Net expenses	1.18%	1.17%	1.18%
Portfolio turnover	244%	395%	607%
Net assets, ending (in thousands)	$172,470	$148,791	$128,077

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2007	2006	2005
Net asset value, beginning	$15.76	$16.11	$16.27
Income from investment operations
Net investment income	.27	.50	.32
Net realized and unrealized gain (loss)	.10	(.05)	.31
Total from investment operations	.37	.45	.63
Distributions from
Net investment income	(.29)	(.50)	(.33)
Net realized gains	(.03)	(.30)	(.46)
Total distributions	(.32)	(.80)	(.79)
Total increase (decrease) in net asset value	0.05	(.35)	(.16)
Net asset value, ending	$15.81	$15.76	$16.11

Total return*	2.34%	2.89%	4.03%
Ratios to average net assets:A
Net investment income	3.43% (a)	3.17%	2.03%
Total expenses	2.08% (a)	2.09%	2.11%
Expenses before offsets	2.08% (a)	2.09%	2.11%
Net expenses	2.07% (a)	2.08%	2.10%
Portfolio turnover	73%	150%	161%
Net assets, ending (in thousands)	$16,392	$17,154	$18,559

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$16.22	$15.75	$16.32
Income from investment operations
Net investment income	.31	.43	.65
Net realized and unrealized gain (loss)	.49	.66	--
Total from investment operations	.80	1.09	.65
Distributions from
Net investment income	(.31)	(.42)	(.67)
Net realized gains	(.44)	(.20)	(.55)
Total distributions	(.75)	(.62)	(1.22)
Total increase (decrease) in net asset value	.05	.47	(.57)
Net asset value, ending	$16.27	$16.22	$15.75

Total return*	5.11%	7.13%	4.26%
Ratios to average net assets:A
Net investment income	1.93%	2.70%	4.10%
Total expenses	2.09%	2.08%	2.13%
Expenses before offsets	2.09%	2.08%	2.13%
Net expenses	2.08%	2.07%	2.12%
Portfolio turnover	244%	395%	607%
Net assets, ending (in thousands)	$17,605	$18,860	$14,305

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2007	2006	2005
Net asset value, beginning	$15.75	$16.09	$16.25
Income from investment operations
Net investment income	.28	.51	.34
Net realized and unrealized gain (loss)	.10	(.04)	.30
Total from investment operations	.38	.47	.64
Distributions from
Net investment income	(.29)	(.51)	(.34)
Net realized gains	(.03)	(.30)	(.46)
Total distributions	(.32)	(.81)	(.80)
Total increase (decrease) in net asset value	0.06	(.34)	(.16)
Net asset value, ending	$15.81	$15.75	$16.09

Total return*	2.46%	3.01%	4.09%
Ratios to average net assets:A
Net investment income	3.58% (a)	3.31%	2.13%
Total expenses	1.93% (a)	1.99%	2.04%
Expenses before offsets	1.93% (a)	1.99%	2.04%
Net expenses	1.92% (a)	1.98%	2.03%
Portfolio turnover	73%	150%	161%
Net assets, ending (in thousands)	$32,259	$27,447	$19,276

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$16.21	$15.73	$16.30
Income from investment operations
Net investment income	.31	.43	.63
Net realized and unrealized gain (loss)	.48	.67	.01
Total from investment operations	.79	1.10	.64
Distributions from
Net investment income	(.31)	(.42)	(.66)
Net realized gains	(.44)	(.20)	(.55)
Total distributions	(.75)	(.62)	(1.21)
Total increase (decrease) in net asset value	.04	.48	(.57)
Net asset value, ending	$16.25	$16.21	$15.73

Total return*	5.06%	7.21%	4.24%
Ratios to average net assets:A
Net investment income	1.94%	2.71%	4.07%
Total expenses	2.07%	2.07%	2.13%
Expenses before offsets	2.07%	2.07%	2.13%
Net expenses	2.06%	2.06%	2.12%
Portfolio turnover	244%	395%	607%
Net assets, ending (in thousands)	$13,130	$11,320	$9,278

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$15.85	$16.18	$16.33
Income from investment operations
Net investment income	.39	.73	.57
Net realized and unrealized gain (loss)	.10	(.04)	.31
Total from investment operations	.49	.69	.88
Distributions from
Net investment income	(.40)	(.72)	(.57)
Net realized gains	(.03)	(.30)	(.46)
Total distributions	(.43)	(1.02)	(1.03)
Total increase (decrease) in net asset value	0.06	(.33)	(.15)
Net asset value, ending	$15.91	$15.85	$16.18

Total return*	3.14%	4.48%	5.63%
Ratios to average net assets:A
Net investment income	4.96% (a)	4.77%	3.57%
Total expenses	.53% (a)	.56%	.61%
Expenses before offsets	.53% (a)	.56%	.61%
Net expenses	.53% (a)	.55%	.60%
Portfolio turnover	73%	150%	161%
Net assets, ending (in thousands)	$116,392	$74,714	$29,278

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2004	2003	2002
Net asset value, beginning	$16.29	$15.81	$16.39
Income from investment operations
Net investment income	.55	.67	.87
Net realized and unrealized gain (loss)	.48	.66	.02
Total from investment operations	1.03	1.33	.89
Distributions from
Net investment income	(.55)	(.65)	(.91)
Net realized gains	(.44)	(.20)	(.56)
Total distributions	(.99)	(.85)	(1.47)
Total increase (decrease) in net asset value	.04	.48	(.58)
Net asset value, ending	$16.33	$16.29	$15.81

Total return*	6.62%	8.74%	5.83%
Ratios to average net assets:A
Net investment income	3.41%	4.14%	5.44%
Total expenses	.61%	.61%	.69%
Expenses before offsets	.61%	.61%	.61%
Net expenses	.60%	.60%	.60%
Portfolio turnover	244%	395%	607%
Net assets, ending (in thousands)	$17,324	$17,527	$12,764

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2007	2006	2005
Net asset value, beginning	$37.15	$35.38	$31.63
Income from investment operations
Net investment income (loss)	**	(.02)	.03
Net realized and unrealized gain (loss)	1.50	2.38	3.72
Total from investment operations	1.50	2.36	3.75
Distributions from
Net realized gains	(1.59)	(.59)	--
Total distributions	(1.59)	(.59)	--
Total increase (decrease) in net asset value	(.09)	1.77	3.75
Net asset value, ending	$37.06	$37.15	$35.38

Total return*	4.00%	6.74%	11.86%
Ratios to average net assets:A
Net investment income (loss)	***	(.06%)	.08%
Total expenses	1.22% (a)	1.23%	1.25%
Expenses before offsets	1.22% (a)	1.23%	1.25%
Net expenses	1.22% (a)	1.23%	1.24%
Portfolio turnover	19%	35%	31%
Net assets, ending (in thousands)	$932,973	$907,459	$858,873

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$29.43	$23.84	$27.72
Income from investment operations
Net investment income (loss)	(.09)	(.06)	(.04)
Net realized and unrealized gain (loss)	2.29	5.67	(2.96)
Total from investment operations	2.20	5.61	(3.00)
Distributions from
Net realized gains	--	(.02)	(.88)
Total increase (decrease) in net asset value	2.20	5.59	(3.88)
Net asset value, ending	$31.63	$29.43	$23.84

Total return*	7.48%	23.56%	(11.58%)
Ratios to average net assets:A
Net investment income (loss)	(.32%)	(.26%)	(.12%)
Total expenses	1.25%	1.29%	1.29%
Expenses before offsets	1.25%	1.29%	1.29%
Net expenses	1.24%	1.29%	1.29%
Portfolio turnover	17%	29%	28%
Net assets, ending (in thousands)	$695,472	$530,322	$326,112

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2007	2006	2005
Net asset value, beginning	$34.15	$32.84	$29.61
Income from investment operations
Net investment income (loss)	(.15)	(.32)	(.24)
Net realized and unrealized gain (loss)	1.39	2.22	3.47
Total from investment operations	1.24	1.90	3.23
Distributions from
Net realized gains	(1.59)	(.59)	--
Total distributions	(1.59)	(.59)	--
Total increase (decrease) in net asset value	(.35)	1.31	3.23
Net asset value, ending	$33.80	$34.15	$32.84

Total return*	3.58%	5.85%	10.91%
Ratios to average net assets:A
Net investment income (loss)	(.83%) (a)	(.90%)	(.77%)
Total expenses	2.05% (a)	2.06%	2.09%
Expenses before offsets	2.05% (a)	2.06%	2.09%
Net expenses	2.04% (a)	2.06%	2.09%
Portfolio turnover	19%	35%	31%
Net assets, ending (in thousands)	$90,093	$95,903	$105,189

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$27.78	$22.70	$26.67
Income from investment operations
Net investment income (loss)	(.33)	(.25)	(.24)
Net realized and unrealized gain (loss)	2.16	5.35	(2.85)
Total from investment operations	1.83	5.10	(3.09)
Distributions from
Net realized gains	--	(.02)	(.88)
Total increase (decrease) in net asset value	1.83	5.08	(3.97)
Net asset value, ending	$29.61	$27.78	$22.70

Total return*	6.59%	22.50%	(12.39%)
Ratios to average net assets:A
Net investment income (loss)	(1.16%)	(1.12%)	(1.02%)
Total expenses	2.09%	2.15%	2.19%
Expenses before offsets	2.09%	2.15%	2.19%
Net expenses	2.08%	2.15%	2.19%
Portfolio turnover	17%	29%	28%
Net assets, ending (in thousands)	$86,242	$70,824	$43,091

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2007	2006	2005
Net asset value, beginning	$31.89	$30.68	$27.64
Income from investment operations.
Net investment income (loss)	(.12)	(.26)	(.20)
Net realized and unrealized gain (loss)	1.29	2.06	3.24
Total from investment operations	1.17	1.80	3.04
Distributions from
Net realized gains	(1.59)	(.59)	--
Total distributions	(1.59)	(.59)	--
Total increase (decrease) in net asset value	(.42)	1.21	3.04
Net asset value, ending	$31.47	$31.89	$30.68

Total return*	3.62%	5.93%	11.00%
Ratios to average net assets:A
Net investment income (loss)	(.75%) (a)	(.82%)	(.69%)
Total expenses	1.97% (a)	1.99%	2.01%
Expenses before offsets	1.97% (a)	1.99%	2.01%
Net expenses	1.97% (a)	1.98%	2.01%
Portfolio turnover	19%	35%	31%
Net assets, ending (in thousands)	$112,696	$109,468	$107,305

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$25.92	$21.17	$24.91
Income from investment operations.
Net investment income (loss)	(.27)	(.22)	(.21)
Net realized and unrealized gain (loss)	1.99	4.99	(2.65)
Total from investment operations	1.72	4.77	(2.86)
Distributions from
Net realized gains	--	(.02)	(.88)
Total increase (decrease) in net asset value	1.72	4.75	(3.74)
Net asset value, ending	$27.64	$25.92	$21.17

Total return*	6.64%	22.56%	(12.34%)
Ratios to average net assets:A
Net investment income (loss)	(1.09%)	(1.06%)	(.96%)
Total expenses	2.03%	2.10%	2.14%
Expenses before offsets	2.03%	2.10%	2.14%
Net expenses	2.03%	2.09%	2.13%
Portfolio turnover	17%	29%	28%
Net assets, ending (in thousands)	$86,514	$61,897	$37,109

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$38.44	$36.40	$32.36
Income from investment operations
Net investment income	.10	.17	.19
Net realized and unrealized gain (loss)	1.57	2.46	3.85
Total from investment operations	1.67	2.63	4.04
Distributions from
Net realized gains	(1.59)	(.59)	--
Total distributions	(1.59)	(.59)	--
Total increase (decrease) in net asset value	.08	2.04	4.04
Net asset value, ending	$38.52	$38.44	$36.40

Total return*	4.32%	7.30%	12.48%
Ratios to average net assets:A
Net investment income	.55% (a)	.49%	.63%
Total expenses	.68% (a)	.68%	.68%
Expenses before offsets	.68% (a)	.68%	.68%
Net expenses	.67% (a)	.67%	.68%
Portfolio turnover	19%	35%	31%
Net assets, ending (in thousands)	$153,249	$163,685	$133,696

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2004	2003	2002
Net asset value, beginning	$29.94	$24.12	$27.91
Income from investment operations
Net investment income	.07	.05	.08
Net realized and unrealized gain (loss)	2.35	5.79	(2.99)
Total from investment operations	2.42	5.84	(2.91)
Distributions from
Net realized gains	--	(.02)	(.88)
Total increase (decrease) in net asset value	2.42	5.82	(3.79)
Net asset value, ending	$32.36	$29.94	$24.12

Total return*	8.08%	24.24%	(11.17%)
Ratios to average net assets:A
Net investment income	.25%	.32%	.36%
Total expenses	.68%	.70%	.81%
Expenses before offsets	.68%	.70%	.80%
Net expenses	.68%	.70%	.80%
Portfolio turnover	17%	29%	28%
Net assets, ending (in thousands)	$93,347	$62,951	$8,844

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2007 (z)	2006 (z)	2005
Net asset value, beginning	$19.75	$18.76	$16.96
Income from investment operations
Net investment income (loss)	.08	.10	.12
Net realized and unrealized gain (loss)	.94	1.51	1.75
Total from investment operations	1.02	1.61	1.87
Distributions from
Net investment income	(.09)	(.06)	(.07)
Net realized gain	(.83)	(.56)	--
Total distributions	(.92)	(.62)	(.07)
Total increase (decrease) in net asset value	.10	.99	1.80
Net asset value, ending	$19.85	$19.75	$18.76

Total return*	5.19%	8.79%	11.03%(r)
Ratios to average net assets:A
Net investment income (loss)	.77% (a)	.56%	.64%
Total expenses	1.34% (a)	1.36%	1.38%
Expenses before offsets	1.24% (a)	1.26%	1.28%
Net expenses	1.21% (a)	1.23%	1.27%
Portfolio turnover	21%	47%	38%
Net assets, ending (in thousands)	$65,557	$58,020	$54,618

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$15.17	$12.24	$14.64
Income from investment operations
Net investment income (loss)	.03	.03	.01
Net realized and unrealized gain (loss)	1.76	2.90	(2.41)
Total from investment operations	1.79	2.93	(2.40)
Total increase (decrease) in net asset value	1.79	2.93	(2.40)
Net asset value, ending	$16.96	$15.17	$12.24

Total return*	11.80%	23.94%	(16.37%)
Ratios to average net assets:A
Net investment income (loss)	.19%	.24%	.09%
Total expenses	1.43%	1.54%	1.46%
Expenses before offsets	1.43%	1.45%	1.27%
Net expenses	1.41%	1.44%	1.25%
Portfolio turnover	13%	42%	36%
Net assets, ending (in thousands)	$55,253	$39,145	$26,842

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2007 (z)	2006 (z)	2005
Net asset value, beginning	$18.20	$17.43	$15.84
Income from investment operations
Net investment income (loss)	(.02)	(.07)	(.05)
Net realized and unrealized gain (loss)	.87	1.40	1.64
Total from investment operations	.85	1.33	1.59
Distributions from
Net realized gains	(.83)	(.56)	--
Total distributions	(.83)	(.56)	--
Total increase (decrease) in net asset value	.02	.77	1.59
Net asset value, ending	$18.22	$18.20	$17.43

Total return*	4.68%	7.78%	10.04%(r)
Ratios to average net assets:A
Net investment income (loss)	(.20%) (a)	(.38%)	(.31%)
Total expenses	2.29% (a)	2.30%	2.32%
Expenses before offsets	2.19% (a)	2.20%	2.22%
Net expenses	2.17% (a)	2.17%	2.21%
Portfolio turnover	21%	47%	38%
Net assets, ending (in thousands)	$8,095	$8,156	$9,043

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$14.30	$11.67	$14.12
Income from investment operations
Net investment income (loss)	(.12)	(.10)	(.16)
Net realized and unrealized gain (loss)	1.66	2.73	(2.29)
Total from investment operations	1.54	2.63	(2.45)
Total increase (decrease) in net asset value	1.54	2.63	(2.45)
Net asset value, ending	$15.84	$14.30	$11.67

Total return*	10.77%	22.54%	(17.33%)
Ratios to average net assets:A
Net investment income (loss)	(.75%)	(.82%)	(1.11%)
Total expenses	2.37%	2.55%	2.47%
Expenses before offsets	2.37%	2.51%	2.47%
Net expenses	2.36%	2.50%	2.45%
Portfolio turnover	13%	42%	36%
Net assets, ending (in thousands)	$8,391	$6,936	$4,980

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2007 (z)	2006 (z)	2005
Net asset value, beginning	$18.27	$17.50	$15.90
Income from investment operations
Net investment income (loss)	(.01)	(.06)	(.05)
Net realized and unrealized gain (loss)	.88	1.39	1.65
Total from investment operations	.87	1.33	1.60
Distributions from
Net realized gains	(.83)	(.56)	--
Total distributions	(.83)	(.56)	--
Total increase (decrease) in net asset value	.04	.77	1.60
Net asset value, ending	$18.31	$18.27	$17.50

Total return*	4.77%	7.75%	10.06%(r)
Ratios to average net assets:A
Net investment income (loss)	(.09%) (a)	(.33%)	(.29%)
Total expenses	2.20% (a)	2.25%	2.28%
Expenses before offsets	2.10% (a)	2.15%	2.18%
Net expenses	2.08% (a)	2.12%	2.17%
Portfolio turnover	21%	47%	38%
Net assets, ending (in thousands)	$9,401	$7,846	$7,344

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$14.35	$11.71	$14.16
Income from investment operations
Net investment income (loss)	(.10)	(.10)	(.16)
Net realized and unrealized gain (loss)	1.65	2.74	(2.29)
Total from investment operations	1.55	2.64	(2.45)
Total increase (decrease) in net asset value	1.55	2.64	(2.45)
Net asset value, ending	$15.90	$14.35	$11.71

Total return*	10.80%	22.54%	(17.28%)
Ratios to average net assets:A
Net investment income (loss)	(.72%)	(.83%)	(1.10%)
Total expenses	2.34%	2.56%	2.47%
Expenses before offsets	2.34%	2.51%	2.47%
Net expenses	2.32%	2.50%	2.45%
Portfolio turnover	13%	42%	36%
Net assets, ending (in thousands)	$6,038	$4,433	$3,060

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2007 (z)	2006(z)	2005(v)
Net asset value, beginning	$19.83	$18.75	$17.42
Income from investment operations
Net investment income	.12	.19	.03
Net realized and unrealized gain (loss)	.96	1.50	1.30
Total from investment operations	1.08	1.69	1.33
Distributions from
Net investment income	(.10)	(.05)	--
Net realized gain	(.83)	(.56)	--
Total distributions	(.93)	(.61)	--
Total increase (decrease) in net asset value	.15	1.08	1.33
Net asset value, ending	$19.98	$19.83	$18.75

Total return*	5.44%	9.19%	7.63%
Ratios to average net assets:A
Net investment income	1.24% (a)	.99%	.65% (a)
Total expenses	.92% (a)	1.20%	2.57% (a)
Expenses before offsets	.82% (a)	.84%	.82% (a)
Net expenses	.79% (a)	.81%	.81% (a)
Portfolio turnover	21%	47%	15%
Net assets, ending (in thousands)	$16,255	$9,464	$1,246

		Periods Ended
	January 18,	September 30,	September 30,
Class I Shares	2002(w)	2001	2000
Net asset value, beginning	$14.84	$20.04	$16.89
Income from investment operations
Net investment income	.02	.07	.07
Net realized and unrealized gain (loss)	1.62	(5.13)	3.13
Total from investment operations	1.64	(5.06)	3.20
Distributions from
Net investment income	--	(.14)	(.05)
Total increase (decrease) in net asset value	1.64	(5.20)	3.15
Net asset value, ending	$16.48	$14.84	$20.04

Total return*	11.08%	(25.40%)	18.94%
Ratios to average net assets:A
Net investment income	.53% (a)	.38%	.37%
Total expenses	1,022.38%(a)	1.00%	.95%
Expenses before offsets	.77% (a)	.82%	.83%
Net expenses	.75% (a)	.75%	.75%
Portfolio turnover	10%	39%	43%
Net assets, ending (in thousands)	$0	$1	$22,163

See notes to financial highlights.

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

*      Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**     Amount was less than (0.001) per share.

***    Ratio equals (0.002%) (a).

(a)     Annualized.

(r)     Total return would have been 10.86%, 9.79% and 9.81% for Classes A, B and C, respectively without the payment by affiliate.

(v)     Class I shares resumed operations upon shareholder investment on April 29, 2005.

(w)     The last remaining shareholder in Class I redeemed on January 18, 2002.

(x)     Class I shares resumed operations upon shareholder investment on December 27, 2004.

(y)     The last remaining shareholder in Class I redeemed on June 30, 2003.

(z)     Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Bond Portfolio and Money Market Portfolio

At a meeting held on December 5, 2006, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to each Portfolio.

In evaluating the Investment Advisory Agreement with respect to the Portfolios, the Board considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each Portfolio with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Portfolios, the Board considered on a Portfolio-by-Portfolio basis the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with each Portfolio; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints, if applicable; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies for each Portfolio as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the Investment Advisory Agreement.

In considering each Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Board reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Money Market Portfolio. For the one-, two-, three-, four-, five- and ten-year annualized periods ended June 30, 2006, the Portfolio's performance was below the median of its peer group. The Portfolio underperformed its Lipper index for the same one-, two-, three-, four-, five- and ten-year annualized periods. The Board considered management's discussion of the Portfolio's performance. The Board took into account the relatively small difference in performance rankings among the funds in the Portfolio's peer group. Based upon its review of various factors, the Board concluded that the Portfolio's performance was satisfactory.

Bond Portfolio. For the one-, two-, three-, four-, five- and ten-year annualized periods ended June 30, 2006, the Portfolio's performance was above the median of its peer group. The Portfolio outperformed its Lipper index for the same one-, two-, three-, four-, five- and ten-year annualized periods. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolios' fees and expenses, the Board compared each Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. This data, and the conclusions of the Board with respect to that data, included the following:

Money Market Portfolio. The Portfolio's advisory fee (after taking into account expense reimbursements) was above the median of its peer group and total expenses (after taking into account expense reimbursements) were above the median of its peer group. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board also noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Bond Portfolio. The Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. With respect to the Money Market Portfolio, the Trustees also noted that the Advisor reimbursed expenses of the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's growth and size on its performance and fees. The Board took into account that the advisory fee for neither Portfolio contained breakpoints. With respect to the Money Market Portfolio, the Board noted that given the Portfolio's current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at the present time. The Board also noted that if a Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintained appropriate compliance programs; (c) the performance of each Portfolio was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor was likely to execute its investment strategies consistently over time; and (e) each Portfolio's advisory fee was reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement was in the interests of each Portfolio and its shareholders.

Balanced Portfolio, Equity Portfolio and Enhanced Equity Portfolio

At a meeting held on December 5, 2006, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved with respect to each Portfolio the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the respective Investment Subadvisory Agreement(s) between the Advisor and the respective Subadvisor(s).

In evaluating the Investment Advisory Agreement with respect to the Portfolios, the Board considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreements. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Investment Subadvisory Agreements with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Portfolios, the Board considered on a Portfolio-by-Portfolio basis the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of each Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with each Portfolio; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Trustees' meetings, discussions and other reports. With respect to the Balanced Portfolio, the Board considered the Advisor's management style and its performance in employing its investment strategies for a portion of the Portfolio, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of each Portfolio's Subadvisor(s) and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolios' performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Balanced Portfolio. For the one-, two-, three-, four-, five- and ten-year annualized periods ended June 30, 2006, the Portfolio's performance was below the median of its peer group. The Portfolio underperformed its Lipper index for the same one-, two-, three-, four-, five- and ten-year annualized periods. The Board took into account the steps management had taken in an attempt to improve the Portfolio's performance, as well as its discussion of the Portfolio's recent performance. The Board considered the Advisor's continued monitoring of the Portfolio's performance. Based upon its review, the Board concluded that the Portfolio's performance was being addressed.

Equity Portfolio. For the one-, two-, three-, four- and five-year annualized periods ended June 30, 2006, the Portfolio's performance was below the median of its peer group and the Portfolio underperformed its Lipper index. For the ten-year annualized period ended June 30, 2006, the Portfolio outperformed its Lipper index and the Portfolio's performance was above the median of its peer group. The Board took into account the steps management had taken in an attempt to improve the Portfolio's performance, as well as its discussion of the Portfolio's recent performance. The Board considered the Advisor's continued monitoring of the Portfolio's performance. Based upon its review, the Board concluded that the Portfolio's performance was being addressed.

Enhanced Equity Portfolio. For the one-year annualized period ended June 30, 2006, the Portfolio's performance was below the median of its peer group; at the median of its peer group for the two-and three-year annualized periods ended June 30, 2006 and above the median of its peer group for the four- and five-year annualized periods ended June 30, 2006. The Portfolio underperformed its Lipper index for the one-, two- and three-year annualized periods ended June 30, 2006, but it outperformed its Lipper index for the four- and five-year annualized periods ended June 30, 2006. Based upon its review, the Board concluded that the Portfolio's performance over time was satisfactory.

In considering the Portfolios' fees and expenses, the Board compared each Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. This data and the conclusions of the Board with respect to that data, included the following:

Balanced Portfolio. The Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Equity Portfolio. The Portfolio's advisory fee was below the median of its peer group and total expenses were at the median of its peer group. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Enhanced Equity Portfolio. The Portfolio's advisory fee (after taking into account expense reimbursements) was above the median of its peer group and total expenses (after taking into account expense reimbursements) were below the median of its peer group. The Board also noted the Adviser's current undertaking to maintain expense limitations for Class I, as well as the Adviser's voluntarily waiver of a portion of its advisory fee (for all classes) The Board also noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. With respect to the Enhanced Equity Portfolio, the Board also noted the Adviser's current undertaking to maintain expense limitations as noted above as well as voluntarily waive a portion of its advisory fee. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. The Board also noted that the Advisor paid the Subadvisors' subadvisory fees out of the advisory fees its received from the Portfolios. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's growth and size on its performance and fees. The Board considered that the advisory fee schedule for each Portfolio contained breakpoints that would reduce the advisory fee rate on assets above a specified level, noting that the Balanced Portfolio currently reflected economies of scale. The Board also noted that if a Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

In evaluating the Investment Subadvisory Agreement(s) with respect to each Portfolio, the disinterested Trustees reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and each Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated on a Portfolio-by-Portfolio basis, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor's management style and long-term performance record; the performance record of the Portfolio(s) that each Subadvisor subadvised and each Subadvisor's performance in employing its investment strategies; each Subadvisor's current level of staffing and its overall resources; the qualifications and experience of each Subadvisor's personnel; each Subadvisor's financial condition with respect to its ability to perform the services required under the respective Investment Subadvisory Agreement(s); the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio under its respective Investment Subadvisory Agreement(s).

As noted above, the Board considered each Portfolio's performance during the one-, two-, three-, four-, five- and ten-year annualized periods ended June 30, 2006, as applicable, as compared to that Portfolio's Lipper index and its peer group and noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Subadvisor.

In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the respective Portfolio(s), the Board noted that the subadvisory fees under the Investment Subadvisory Agreements were paid by the Advisor out of the advisory fees that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreements and the corresponding subadvisory fees at arm's length. For each of the above reasons, the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the respective Portfolio(s) were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor's management of the respective Portfolio(s) to be a material factor in its consideration, although the Board noted that the subadvisory fees for certain of the Subadvisors with respect to the Balanced Portfolio contained breakpoints.

In reapproving each Investment Subadvisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement(s) with respect to each Portfolio, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor was qualified to manage the respective Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintained appropriate compliance programs; (d) the Advisor (with respect to the Balanced Portfolio) and the Subadvisor were likely to execute their investment strategies consistently over time; (e) the Balanced Portfolio's and Equity Portfolio's performance was being addressed and the performance of the Enhanced Equity Portfolio over time was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) each Portfolio's advisory and subadvisory fees were reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement(s) with respect to each Portfolio was in the interests of the Portfolio and its shareholders.

Calvert Social Investment Fund

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Calvert Distributors, Inc.
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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

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CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

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Income Fund
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CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
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Capital Accumulation Fund
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New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

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

Calvert
Investments that make a difference®

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March 31, 2007

Semi-Annual Report

Calvert Asset Allocation Funds:

     Conservative Allocation Fund
     Moderate Allocation Fund
     Aggressive Allocation Fund

Calvert
Investments that make a difference®

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Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
12

Statements of Net Assets
15

Statements of Operations
18

Statements of Changes in Net Assets
19

Notes to Financial Statements
22

Financial Highlights
27

Explanation of Financial Tables
31

Proxy Voting and Availability of Quarterly Portfolio Holdings
33

Basis for Board's Approval of Investment Advisory Contracts
33

Dear Shareholders:

In the six months ended March 31, 2007, the stock market and economy closed out the period in a surprisingly steady state, especially considering the brief worldwide sell-off in equities at the end of February and ongoing concerns about subprime mortgage loans. Over the six-month period, energy prices finished about where they started, the Federal Reserve left interest rates unchanged, and equities worldwide recovered to end up in positive territory.

During this period, the equity markets had two distinct chapters of performance. In the fourth quarter of 2006, the Standard & Poor's 500 Index posted a total return of 6.7% as the U.S. equity market continued its general upward trend with remarkably low volatility. However, for the first quarter of this year, the S&P 500 gained only 0.64% amid markedly increased volatility. On February 27, an 8.8% drop in the value of the Shanghai Stock Exchange Composite Index triggered a worldwide sell-off in equities, with the S&P 500 losing 3.47% for the day. The U.S. equities market stayed somewhat jittery for the rest of the quarter, with concerns about increasing defaults on subprime mortgages weighing on investors.

For the entire six-month period, the domestic U.S. market, as measured by the S&P 500, gained 7.38%. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, a benchmark for international markets, gained 14.98%. The return for international stocks was even more remarkable considering their late-February plunge. The Lehman U.S. Credit Index, a common benchmark for bond fund performance, climbed 2.87% during the period.

A Look at Style Trends

Value stocks outperformed growth stocks for the six-month period, extending a seven-year trend which has been detrimental to several Calvert equity portfolios. However, there are signs (such as a possible peak in the Federal Reserve's benchmark lending rate) that this trend is beginning to reverse. To learn more about these style trends, please visit www.calvert.com, click on Fund Commentary in the right-hand column, and select "Calvert Perspective: Reading the Headwinds" to read a commentary by Steve Falci, Calvert's Chief Investment Officer, Equities.

Another factor that may potentially work in favor of Calvert's equity funds is investor reaction to the market's increased volatility. As investors become increasingly concerned about the tradeoff between risk and return, they may increasingly seek higher-quality stocks that are attractively priced relative to the quality of their fundamental data. In times of volatility, as always, we continue to advise our clients to stay the course with their investment strategy and to discuss their portfolio holdings with a financial advisor when necessary.

Growth of Sustainable, "Green" Investing

The movement to increase environmental and corporate sustainability has recently received considerable attention from the mainstream media, with cover stories on the green movement gracing the covers of publications such as Newsweek and Vanity Fair. The growing popularity of social and environmental responsibility shows that the public may be beginning to realize something that many Calvert investors have known for a long time: environmental and corporate responsibility are vital to society as a whole, and investment selection can have an impact on sustainability.

As Calvert's Double Diligence® investment process shows, companies that are committed to sustainability are often companies with high-quality management, corporate governance, and financial data--which are the types of companies that can make the best long-term investments.

One focus of Calvert's advocacy efforts over the last few years has been our work to convince companies to both disclose more information about how their operations affect climate change and to reduce their contributions to climate change factors. Please visit www.calvert.com/climate.html to learn more about climate change and our efforts to increase corporate awareness of the issue.

Sudan Divestment Initiative

In February, Calvert announced a new partnership with the Sudan Divestment Task Force and the Save Darfur Coalition to encourage investors and institutions to divest holdings of companies that help support the government of Sudan. To find more information about the crisis in Darfur and the divestment initiative, please visit www.calvert.com/sudan.

This effort is consistent with Calvert's long-standing commitment to human rights--in 1982, Calvert was the first mutual fund company to decide not to invest in companies doing business in South Africa's apartheid regime. Calvert's past efforts, in concert with other groups, have demonstrated how divestment and advocacy can exert significant influence on companies--and regimes--to effect positive societal change. We will continue to work toward ending the humanitarian crisis in Darfur and keep supporting efforts to maintain human rights worldwide.

As always, thank you for your continued confidence in our mutual funds. We look forward to continuing to strive to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2007

Social Update
from the Calvert Social Research Department

As a company, through the work of Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2007.

Shareholder Advocacy

For the 2007 proxy season, Calvert was lead or co-filer on 36 shareholder resolutions. To date, 17 of these have been successfully withdrawn because companies have taken action to address our concerns. The others await action at annual shareholder meetings. Issues targeted in the resolutions include climate change reporting, board and employee diversity, sustainability reporting, political contributions disclosure, and executive compensation.

Sudan Divestment

Calvert announced its support for a targeted divestment campaign focused on Sudan and launched a new partnership with the Sudan Divestment Task Force (SDTF) and Save Darfur Coalition (SDC) in early February. Since then, we have provided research and analytical support to the SDTF, drafted an advocacy plan for Calvert on this issue, and organized a small working group of socially responsible investors to encourage shareholder action on this issue. We have also provided a wide range of media support, including radio interviews, a webcast for institutional investors, and articles for BSR Weekly and the U.N. Global Compact.

Climate Change Disclosure

In January, the Ceres/Calvert S&P500 Report was published, based on the responses of U.S. companies to the Carbon Disclosure Project's (CDP) request for information. The Project has historically surveyed executives of the companies on the Financial Times (FT) Global 500 list of the world's largest companies. In 2006, Calvert provided initial funding to extend the CDP survey to companies in the Standard & Poor's 500 Index for the first time. The report launch attracted attention from media outlets such as Business Week and Financial Times. We sent the report to members of Congress who have introduced legislation to reduce greenhouse gas emissions and are now working with other investors to encourage S&P 500 companies to respond to this year's CDP survey.

Community Investments

Many of our Funds participate in Calvert's community investing program, which is known as High Social Impact Investing (HSII) and is administered through the Calvert Social Investment Foundation. The HSII program may allocate up to 1% to 3% of Fund assets at below-market interest rates to provide economic opportunity for struggling populations.1 During the reporting period, the Foundation made several investments with groups working to revitalize the Gulf Coast Region in the aftermath of Hurricanes Katrina and Rita. Diaconía Microcrédito Rotativo, a rural microfinance institution that makes tiny business loans to more than 11,000 entrepreneurs in the impoverished Guayaquil area of Ecuador, was another organization receiving an investment from the Foundation.

Special Equities

A modest but important portion of certain Calvert portfolios is invested in private companies that provide socially or environmentally helpful products or services with a profit objective. Much recent attention has been focused on corn-based ethanol as a renewable energy source. But one new special equities investment, Earthanol, seeks to create fuel from agricultural, industrial, and municipal waste.2 The firm's technology for waste-to-ethanol production in the San Joaquin Valley has already been proven effective in other parts of the world.

Globally, more than 5 million children under the age of 5 years die of dehydration caused by diarrhea each year. But new medications developed by another special equities investment, Napo Pharmaceuticals, could soon be introduced into both the Third World and U.S. markets.3 The company is currently commercializing its Crofelemer gastro-intestinal compound, which operates differently from over-the-counter anti-motility treatments, to treat irritable bowel syndrome (IBS), chronic diarrhea caused by HIV, acute infectious diarrhea, and pediatric diarrhea. The FDA has granted fast-track status for the IBS and AIDS-related formulations.

As always, we appreciate your investment in Calvert and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of March 31, 2007, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.82%; CSIF Bond, 0.38%; CSIF Equity, 0.58%; Calvert Capital Accumulation Fund, 1.02%; Calvert World Values Fund International Equity Fund, 0.61%; Calvert New Vision Small Cap Fund, 0.78%; and Calvert Large Cap Growth Fund, 0.20%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

2. On March 31, 2007, Earthanol represented 0.01% of the Calvert Social Investment Fund Equity Portfolio.

3. On March 31, 2007, Napo Pharmaceuticals represented 0.03% of Calvert Large Cap Growth Fund.

Portfolio Management Discussion

Steve Falci,
Chief Investment
Officer, Equities
of Calvert Asset Management Company

Performance Summary

For the six-month period ending March 31, 2007, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund underperformed their respective blended benchmarks.1,2,3 Across all three Funds, the underlying fixed-income and international components had the strongest relative performance, while the underlying U.S. equity, large-cap oriented Funds4 caused the overall Fund underperformance.

Calvert Conservative Allocation Class A shares (at NAV) returned 4.45% versus 5.04% for its blended benchmark. Calvert Moderate Allocation Fund Class A shares (at NAV) returned 5.91%, lagging the 7.67% return of its blended benchmark. Calvert Aggressive Allocation Fund Class A shares (at NAV) returned 7.45%, behind the 9.61% return of its benchmark blend.*

Each of Calvert's Asset Allocation Funds is designed to offer a diversified portfolio of Calvert's socially responsible mutual funds in a single investment product. We have crafted each of these products to meet the needs of specific types of investors, with each designed to have different levels of risk and return potential.

Investment Climate

Over the six-month period, stocks outperformed bonds, generally rewarding those investors willing to take on a higher level of risk in their investments. The Russell 3000® Index -- a measure of the overall U.S. stock market-- returned 8.49%. Bonds gained 2.87%, as measured by the Lehman U.S. Credit Index. While U.S. stocks performed well during the period, international stocks proved even more rewarding, as the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index returned 14.98%.

Stocks advanced strongly in the first half of the reporting period, but failed to maintain that momentum into the New Year. Among large-cap equities, value stocks tended to outperform during the period, particularly during the fourth quarter of 2006. In the first quarter of 2007, growth and value stocks earned very similar returns. Within the broad market Russell 3000® Index, the Materials and Utilities sectors posted very strong performances during the period, up 24.1% and 19.6% respectively. However, the Health Care, Financials and Information Technology sectors all lagged the Russell 3000 Index's 8.49% return.

Energy prices ended the period about where they started. After a fairly steady fourth quarter, they dropped sharply in January before recovering later in the first quarter. Concerns about the stability of housing markets broadened during the period as mortgage default rates increased. This was largely due to reckless lending practices among sub-prime lenders. As a result, many mortgage-loan firms have gone out of business, which may further weaken the residential real estate market.

During the six-month reporting period, the Federal Reserve (Fed) kept the target Fed funds rate unchanged at 5.25%. The interest rate on the benchmark three-month Treasury bill increased slightly to 5.04%, and other money-market rates also rose. Long-term interest rates were nearly unchanged, with the benchmark 10-year Treasury yield up 0.06% to 4.65% during the six-month period. But while the pace of inflation finally slowed during the last part of 2006, the core inflation rate of 2.3% remained a bit above the Fed's comfort zone.5

Portfolio Strategy

Overall Approach

In each of the Allocation Funds, we have adopted a long-term perspective to set target allocations between stocks and bonds. We believe that the weight accorded to each of these asset classes best defines the overall risk profile of each Fund. With the assistance of Ibbotson Associates, we regularly review new market information and fine tune these overall target allocations as needed. We expect each Fund's allocations to stay very close to the set target benchmark allocations.

Within the equity allocation of each Fund, we seek market-appropriate diversification among large-, mid-, and small-cap U.S. equity funds and an international stock fund. In deciding how to allocate the underlying Calvert domestic funds, we look at their characteristics relative to the Russell 3000® Index (one of the broadest benchmarks of U.S. stocks) and then attempt to allocate so that we have a favorable mix of risk and reward relative to that benchmark.

For the Reporting Period

During the six-month period, the underlying Calvert international and fixed income funds had the strongest relative performance. The primary factor hampering performance against the Funds' respective benchmarks was the performance of the U.S. large-cap equity funds--which comprise the lion's share of the U.S. equity allocation in each of the three Allocation Funds.

Individually and in sum, our large-cap funds underperformed the Russell 3000 Index during the period. However, the Funds did gain from their allocations to mid- and small-cap funds, which generally outperformed large-cap funds. With the largest share of mid- and small-caps stocks, the Calvert Aggressive Allocation Fund benefited the most, while the Calvert Conservative Allocation Fund, with the smallest share allocated to mid- and small-caps, saw the least benefits. Our international fund, Calvert World Values International Equity Fund, Class I, posted strong returns and marginally lagged its benchmark.

CSIF Bond Portfolio, which is the fixed-income allocation in each Allocation Fund, returned 2.87% for the period, matching the return of the benchmark Lehman U.S. Credit Index. An overweight to short-term government agency and corporate bonds was key to the Portfolio's strong performance as shorter-term securities (those maturing in one year or less) offered higher yields than longer-term bonds (maturing in 10 years or more), producing an inverted yield curve. Individual security selection helped as well.

Outlook

We expect U.S. economic growth to remain slower than average in coming quarters but do not anticipate a broad recession. However, we believe that the housing slowdown will continue to be a drag on overall economic growth this year. To date, the fallout from the subprime mortgage market has had a limited effect on investor psychology, and overall access to borrowing remain good.

A steep decline in China's stock market at the end of February heightened investors' anxiety about risk and led to a sharp drop in U.S. stocks. Since then, stocks have bounced back strongly but the near-term outlook is uncertain. However, we remain comfortable with the current valuation of the overall market and believe it should generate returns in line with historical averages over the next three years. We are also optimistic about the prospects for growth stocks and high-quality companies, which we believe are still undervalued.

The big question is whether this renewed focus on risk will continue. If so, it may be positive for fundamentally sound stock-selection disciplines like ours. That's because day-to-day overall stock market volatility should give way to volatility among the individual stocks themselves--separating the true winners with good fundamentals from the losers. This type of environment bodes well for higher-quality stocks, which are undervalued and also tend to carry less risk than their lower-quality counterparts.

Overall, we believe that our disciplined investment processes for both bonds and equities should reward long-term investors in this Portfolio.

April 2007

1. Calvert Conservative Allocation benchmark is comprised of 60% Lehman U.S. Credit Index, 22% Russell 3000® Index, 8% MSCI EAFE Index, 10% Lehman 3-Month T-Bill Bellweather Index.

2. Calvert Moderate Allocation benchmark is comprised of 30% Lehman U.S. Credit Index, 47% Russell 3000® Index, 18% MSCI EAFE Index, 5% Lehman 3-Month T-Bill Bellweather Index.

3. Calvert Aggressive Allocation benchmark is comprised of 10% Lehman U.S. Credit Index, 64% Russell 3000® Index, 26% MSCI EAFE Index.

4. Calvert designates the following as large-cap funds: Calvert Social Investment Fund Equity Portfolio, Class I; Calvert Large Cap Growth, Class I; Calvert Social Index Fund, Class I; and Calvert Social Investment Fund, Enhanced Equity Portfolio, Class I.

5. Core Personal Consumption Expenditures (PCE) deflator data as of January 2007.

Conservative Allocation Fund
March 31, 2007
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	22%
International Equity Mutual Funds	9%
Fixed Income Mutual Funds	69%
Total	100%

Investment
Performance	6 Months	12 Months
	Ended	Ended
(TOTAL RETURN AT NAV*)	3/31/07	3/31/07
Class A	4.45%	7.30%
Class C	3.69%	5.88%
Conservative Allocation Blended Benchmark1	5.04%	8.89%
Lipper Mixed-Asset Target Allocation Conservative Funds Average	4.60%	7.15%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

Moderate Allocation Fund
March 31, 2007

Asset Allocation	% of total investments
Domestic Equity Mutual Funds	48%
International Equity Mutual Funds	18%
Fixed Income Mutual Funds	34%
Total	100%

Investment
Performance	6 Months	12 Months
	Ended	Ended
(TOTAL RETURN AT NAV*)	3/31/07	3/31/07
Class A	5.91%	7.42%
Class C	5.51%	6.53%
Moderate Allocation Blended Benchmark2	7.67%	11.40%
Lipper Mixed-Asset Target Allocation Growth Funds Average	7.01%	9.54%

Aggressive Allocation Fund
March 31, 2007

Asset Allocation	% of total investments
Domestic Equity Mutual Funds	64%
International Equity Mutual Funds	26%
Fixed Income Mutual Funds	10%
Total	100%

Investment Performance	6 Months	12 Months
	Ended	Ended
(TOTAL RETURN AT NAV*)	3/31/07	3/31/07
Class A	7.45%	8.22%
Class C	6.64%	6.83%
Aggressive Allocation Blended Benchmark3	9.61%	13.30%
Lipper Multi-Cap Core Funds Average	8.52%	9.34%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

Conservative Allocation Fund Statistics
March 31, 2007
Average Annual Total Returns
(with max. load)

Class A Shares
One year	2.19%
Since Inception	4.27%
(4/29/05)
Class C Shares
One year	4.88%
Since inception	5.72%
(4/29/05)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Moderate Allocation Fund
Statistics
March 31, 2007

Average Annual Total Returns
(with max. load)

Class A Shares
One year	2.32%
Since Inception	7.24%
(4/29/05)

Class C Shares
One year	5.53%
Since inception	8.96%
(4/29/05)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Aggressive Allocation Fund
Statistics
March 31, 2007

Average Annual Total Returns
(with max. load)

Class A Shares
One year	3.07%
Since Inception	8.71%
(6/30/05)
Class C Shares
One year	5.83%
Since inception	10.50%
(6/30/05)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2006 to March 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Conservative	10/1/06	3/31/07	10/1/06 - 3/31/07

Class A
Actual	$1,000.00	$1,044.50	$2.24
Hypothetical	$1,000.00	$1,022.74	$2.22
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,036.90	$10.16
Hypothetical	$1,000.00	$1,014.96	$10.05
(5% return per year before expenses)

*Expenses for Conservative are equal to the annualized expense ratios of 0.44% and 2.00% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 182/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Moderate	10/1/06	3/31/07	10/1/06 - 3/31/07

Class A
Actual	$1,000.00	$1,059.10	$4.04
Hypothetical	$1,000.00	$1,021.01	$3.97
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,055.70	$7.91
Hypothetical	$1,000.00	$1,017.24	$7.76
(5% return per year before expenses)

*Expenses for Moderate are equal to the annualized expense ratios of 0.79% and 1.54% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 182/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Aggressive	10/1/06	3/31/07	10/1/06 - 3/31/07

Class A
Actual	$1,000.00	$1,074.50	$2.22
Hypothetical	$1,000.00	$1,022.79	$2.17
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,066.40	$9.60
Hypothetical	$1,000.00	$1,015.64	$9.36
(5% return per year before expenses)

*Expenses for Aggressive are equal to the annualized expense ratios of 0.43% and 1.86% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 182/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

Conservative Allocation Fund
Statement of Net Assets
March 31, 2007

Mutual Funds - 100%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I*	10,355	$345,639
Calvert Mid Cap Value Fund, Class I	12,505	251,478
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	36,626	474,673
Calvert Social Investment Fund:
Bond Portfolio, Class I	509,644	8,108,435
Enhanced Equity Portfolio, Class I	43,524	869,617
Equity Portfolio, Class I*	11,987	461,722
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	8,643	235,182
International Equity Fund, Class I	40,469	1,026,294

Total Mutual Funds (Cost $11,534,077)		11,773,040

TOTAL INVESTMENTS (Cost $11,534,077) - 100.0%		11,773,040
Other assets and liabilities, net - (0.0%)		(5,561)
Net Assets - 100%		$11,767,479

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 542,083 shares outstanding		$8,450,827
Class C: 189,908 shares outstanding		2,944,543
Undistributed net investment income		194
Accumulated net realized gain (loss) on investments		132,952
Net unrealized appreciation (depreciation) on investments		238,963
Net Assets		$11,767,479

Net Asset Value Per Share
Class A (based on net assets of $8,720,356)		$16.09
Class C (based on net assets of $3,047,123)		$16.05

*Non-income producing security.

See notes to financial statements.

Moderate Allocation Fund
Statement of Net Assets
March 31, 2007

Mutual Funds - 98.9%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I*	172,709	$5,765,039
Calvert Mid Cap Value Fund, Class I	66,092	1,329,120
Calvert Small Cap Value Fund, Class I*	78,658	1,508,663
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	198,760	2,575,935
Calvert Social Investment Fund:
Bond Portfolio, Class I	1,395,554	22,203,267
Enhanced Equity Portfolio, Class I	462,693	9,244,603
Equity Portfolio, Class I*	189,090	7,283,754
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	66,832	1,818,506
International Equity Fund, Class I	459,691	11,657,764
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I*	81,511	1,431,325

Total Mutual Funds (Cost $62,596,078)		64,817,976

TOTAL INVESTMENTS (Cost $62,596,078) - 98.9%		64,817,976
Other assets and liabilities, net - 1.1%		750,170
Net Assets - 100%		$65,568,146

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,985,987 shares outstanding		$49,418,848
Class C: 772,200 shares outstanding		12,668,606
Undistributed net investment income		6,018
Accumulated net realized gain (loss) on investments		1,252,776
Net unrealized appreciation (depreciation) on investments		2,221,898
Net Assets		$65,568,146

Net Asset Value Per Share
Class A (based on net assets of $52,176,721)		$17.47
Class C (based on net assets of $13,391,425)		$17.34

*Non-income producing security.

See notes to financial statements.

Aggressive Allocation Fund
Statement of Net Assets
March 31, 2007

Mutual Funds - 99.5%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I *	111,167	$3,710,760
Calvert Mid Cap Value Fund, Class I	48,062	966,535
Calvert Small Cap Value Fund, Class I *	84,791	1,626,297
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	101,171	1,311,175
Calvert Social Investment Fund:
Bond Portfolio, Class I	209,288	3,329,767
Enhanced Equity Portfolio, Class I	302,640	6,046,737
Equity Portfolio, Class I *	134,814	5,193,030
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I *	34,728	944,939
International Equity Fund, Class I	344,691	8,741,356
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I *	100,050	1,756,881

Total Mutual Funds (Cost $32,438,306)		33,627,477

TOTAL INVESTMENTS (Cost $32,438,306) - 99.5%		33,627,477
Other assets and liabilities, net - 0.5%		158,783
Net Assets - 100%		$33,786,260

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,588,841 shares outstanding		$26,794,997
Class C: 304,797 shares outstanding		5,031,183
Undistributed net investment income		689
Accumulated net realized gain (loss) on investments		770,220
Net unrealized appreciation (depreciation) on investments		1,189,171
Net Assets		$33,786,260

Net Asset Value Per Share
Class A (based on net assets of $28,406,083)		$17.88
Class C (based on net assets of $5,380,177)		$17.65

*Non-income producing security.

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2007
	Conservative	Moderate	Aggressive
	Allocation	Allocation	Allocation
Net Investment Income	Fund	Fund	Fund
Investment Income:
Dividend income	$240,134	$940,864	$376,968
Total investment income	240,134	940,864	376,968

Expenses:
Transfer agency fees and expenses	16,406	51,118	44,066
Administrative fees	7,778	39,645	19,576
Distribution Plan expenses:
Class A	9,580	52,607	27,258
Class C	13,532	53,875	21,478
Trustees' fees and expenses	785	4,064	2,072
Custodian fees	15,476	17,812	17,476
Registration fees	11,302	12,631	11,479
Reports to shareholders	1,400	6,719	4,486
Professional fees	8,623	9,219	8,821
Miscellaneous	773	1,068	865
Total expenses	85,655	248,758	157,577
Reimbursement from Advisor:
Class A	(39,014)	--	(70,685)
Class C	(2,716)	--	--
Net expenses	43,925	248,758	86,892

Net Investment Income	196,209	692,106	290,076

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	145,153	1,268,827	819,810
Change in unrealized appreciation or (depreciation)	78,408	741,347	457,782

Net Realized and Unrealized
Gain (Loss) on Investments	223,561	2,010,174	1,277,592

Increase (Decrease) in Net Assets
Resulting From Operations	$419,770	$2,702,280	$1,567,668

See notes to financial statements.

Conservative Allocation Fund
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$196,209	$149,795
Net realized gain (loss) on investments	145,153	47,328
Change in unrealized appreciation (depreciation)	78,408	127,621

Increase (Decrease) in Net Assets
Resulting From Operations	419,770	324,744

Distributions to shareholders from
Net investment income:
Class A Shares	(160,482)	(119,052)
Class C Shares	(35,721)	(30,555)
Net realized gain:
Class A Shares	(43,407)	(1,119)
Class C Shares	(15,975)	(546)
Total distributions	(255,585)	(151,272)

Capital share transactions:
Shares sold:
Class A Shares	2,676,904	4,475,379
Class C Shares	721,683	1,424,174
Reinvestment of distributions:
Class A Shares	191,839	111,454
Class C Shares	44,737	27,435
Redemption Fees:
Class A Shares	7	104
Shares redeemed:
Class A Shares	(529,142)	(426,039)
Class C Shares	(74,157)	(181,210)
Total capital share transactions	3,031,871	5,431,297

Total Increase (Decrease) in Net Assets	3,196,056	5,604,769

Net Assets
Beginning of period	8,571,423	2,966,654
End of period (including undistributed net investment income of $194 and $188, respectively)	$11,767,479	$8,571,423

Capital Share Activity
Shares sold:
Class A Shares	166,940	288,387
Class C Shares	45,070	91,780
Reinvestment of distributions:
Class A Shares	11,932	7,176
Class C Shares	2,790	1,772
Shares redeemed:
Class A Shares	(32,727)	(27,312)
Class C Shares	(4,666)	(11,645)
Total capital share activity	189,339	350,158

See notes to financial statements.

Moderate Allocation Fund
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$692,106	$221,464
Net realized gain (loss) on investments	1,268,827	260,853
Change in unrealized appreciation (depreciation)	741,347	1,285,276

Increase (Decrease) in Net Assets
Resulting From Operations	2,702,280	1,767,593

Distributions to shareholders from
Net investment income:
Class A Shares	(581,473)	(203,830)
Class C Shares	(108,255)	(13,994)
Net realized gain:
Class A Shares	(220,369)	(1,452)
Class C Shares	(56,203)	(398)
Total distributions	(966,300)	(219,674)

Capital share transactions:
Shares sold:
Class A Shares	18,609,850	26,720,192
Class C Shares	4,583,093	6,238,254
Reinvestment of distributions:
Class A Shares	758,290	194,322
Class C Shares	132,675	11,968
Redemption fees:
Class A Shares	321	202
Class C Shares	480	7
Shares redeemed:
Class A Shares	(1,852,960)	(2,497,956)
Class C Shares	(187,455)	(254,295)
Total capital share transactions	22,044,294	30,412,694

Total Increase (Decrease) in Net Assets	23,780,274	31,960,613

Net Assets
Beginning of period	41,787,872	9,827,259
End of period (including undistributed net investment income of $6,018 and $3,640, respectively)	$65,568,146	$41,787,872

Capital Share Activity
Shares sold:
Class A Shares	1,069,201	1,639,768
Class C Shares	265,550	385,504
Reinvestment of distributions:
Class A Shares	43,515	11,884
Class C Shares	7,674	745
Shares redeemed:
Class A Shares	(106,006)	(152,857)
Class C Shares	(10,836)	(15,615)
Total capital share activity	(1,269,098)	1,869,429

See notes to financial statements.

Aggressive Allocation Fund
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	$290,076	($30,843)
Net realized gain (loss) on investments	819,810	100,748
Change in unrealized appreciation (depreciation)	457,782	679,134

Increase (Decrease) in Net Assets
Resulting From Operations	1,567,668	749,039

Distributions to shareholders from
Net investment income:
Class A Shares	(259,205)	(11,614)
Class C Shares	(30,182)	(535)
Net realized gain:
Class A Shares	(89,196)	--
Class C Shares	(18,110)	--
Total distributions	(396,693)	(12,149)

Capital share transactions:
Shares sold:
Class A Shares	12,558,596	13,699,365
Class C Shares	2,044,538	2,411,536
Reinvestment of distributions:
Class A Shares	335,297	11,188
Class C Shares	41,910	523
Redemption fees:
Class A Shares	153	193
Class C Shares	33	1,337
Shares redeemed:
Class A Shares	(637,506)	(522,951)
Class C Shares	(137,552)	(140,050)
Total capital share transactions	14,205,469	15,461,141

Total Increase (Decrease) in Net Assets	15,376,44	16,198,031

Net Assets
Beginning of period	18,409,816	2,211,785
End of period (including undistributed net investment income of $689 and $0, respectively)	$33,786,260	$18,409,816

Capital Share Activity
Shares sold:
Class A Shares	708,952	840,220
Class C Shares	116,812	148,545
Reinvestment of distributions:
Class A Shares	18,828	699
Class C Shares	2,381	33
Shares redeemed:
Class A Shares	(35,956)	(32,245)
Class C Shares	(7,909)	(8,419)
Total capital share activity	803,108	948,833

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (the "Funds"), each a series of the Calvert Social Investment Fund, are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operations of each series are accounted for separately. The Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund commenced operations on April 29, 2005. The Calvert Aggressive Allocation Fund commenced operations on June 30, 2005. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the "Underlying Funds"). Each Fund offers Class A and Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in the Underlying Funds are valued at their net asset value each business day. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

Security Transactions and Net Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on each Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, will receive advisory fees from managing the Underlying Funds. At period end, $7,972 and $20,552 was payable to the Advisor from Conservative and Moderate respectively, for operating expenses paid by the Advisor during March 2007. At period end, $1,541 was receivable from the Advisor for reimbursement of operating expenses for Aggressive.

The Advisor has contractually agreed to limit direct ordinary operating expenses through January 31, 2008. The contractual expense cap is 0.44%, 0.80%, and 0.43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. The contractual expense cap is 2.00% for Class C shares of each Fund. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Fund. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Class A and Class C of each Fund pay an annual rate of .15%, based on their average daily net assets. Under the terms of the agreement, $1,469, $21,355, and $4,082 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and Class C, respectively, for each Fund. The amount actually paid by the Funds, is an annualized fee, payable monthly of .25% and 1.00% of the Funds' average daily net assets of Class A and Class C, respectively. Under the terms of the agreement, $4,346, $21,355, and $10,050 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

The Distributor received $9,848, $72,286, and $43,118 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the six months ended March 31, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received fees of $1,714, $12,731 and $10,140 for the six months ended March 31, 2007 for Conservative, Moderate, and Aggressive, respectively. Under the terms of the agreement, $292, $2,189, and $1,752 was payable at period end for Conservative, Moderate and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustees' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of the Underlying Funds were:

	Conservative	Moderate	Aggressive
Purchases	$3,982,757	$22,842,985	$14,880,184
Sales	749,986	461,437	69,280

The following tables present the cost of investments for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at March 31, 2007:

	Conservative	Moderate	Aggressive
Federal income tax cost of investments	$11,552,631	$62,613,606	$32,444,466
Unrealized appreciation	220,409	2,232,580	1,200,347
Unrealized depreciation	--	(28,210)	(17,336)
Net appreciation/(depreciation)	220,409	2,204,370	1,183,011

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit during the six months ended March 31, 2007.

Conservative Allocation Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2007	2006	2005 #
Net asset value, beginning	$15.81	$15.42	$15.00
Income from investment operations
Net investment income	.32	.42	.08
Net realized and unrealized gain (loss)	.38	.40	.42
Total from investment operations	.70	.82	.50
Distributions from
Net investment income	(.32)	(.42)	(.08)
Net realized gain	(.10)	(.01)	--
Total distributions	(.42)	(.43)	(.08)
Total increase (decrease) in net asset value	.28	.39	.42
Net asset value, ending	$16.09	$15.81	$15.42

Total return*	4.45%	5.40%	3.34%
Ratios to average net assets: A,B
Net investment income	4.19% (a)	2.91%	1.69% (a)
Total expenses	1.46% (a)	2.62%	9.04% (a)
Expenses before offsets	.44% (a)	.87%	1.00% (a)
Net expenses	.44% (a)	.87%	1.00% (a)
Portfolio turnover	7%	9%	4%
Net assets, ending (in thousands)	$8,720	$6,258	$1,968

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2007	2006	2005#
Net asset value, beginning	$15.77	$15.40	$15.00
Income from investment operations
Net investment income	.20	.28	.03
Net realized and unrealized gain (loss)	.38	.38	.40
Total from investment operations	.58	.66	.43
Distributions from
Net investment income	(.20)	(.28)	(.03)
Net realized gain	(.10)	(.01)	--
Total distributions	(.30)	(.29)	(.03)
Total increase (decrease) in net asset value	0.28	.37	.40
Net asset value, ending	$16.05	$15.77	$15.40

Total return*	3.69%	4.28%	2.90%
Ratios to average net assets: A,B
Net investment income	2.64% (a)	1.87%	.61% (a)
Total expenses	2.20% (a)	3.42%	9.34% (a)
Expenses before offsets	2.00% (a)	2.00%	2.00% (a)
Net expenses	2.00% (a)	2.00%	2.00% (a)
Portfolio turnover	7%	9%	4%
Net assets, ending (in thousands)	$3,047	$2,314	$998

Moderate Allocation Fund
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2007	2006	2005#
Net asset value, beginning	$16.81	$15.88	$15.00
Income from investment operations
Net investment income	.23	.18	.02
Net realized and unrealized gain (loss)	.76	.92	.87
Total from investment operations	.99	1.10	.89
Distributions from
Net investment income	(.23)	(.17)	(.01)
Net realized gain	(.10)	**	--
Total distributions	(.33)	(.17)	(.01)
Total increase (decrease) in net asset value	0.66	.88
Net asset value, ending	$17.47	$16.81	$15.88

Total return*	5.91%	7.00%	5.95%
Ratios to average net assets: A,B
Net investment income	2.77% (a)	1.08%	.43% (a)
Total expenses	.79% (a)	1.12%	3.99% (a)
Expenses before offsets	.79% (a)	.95%	1.00% (a)
Net expenses	.79% (a)	.95%	1.00% (a)
Portfolio turnover	1%	5%	1%
Net assets, ending (in thousands)	$52,177	$33,279	$7,628

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2007	2006	2005#
Net asset value, beginning	$16.69	$15.80	$15.00
Income from investment operations
Net investment income	.18	.05	(.02)
Net realized and unrealized gain (loss)	.74	.91	.82
Total from investment operations	.92	.96	.80
Distributions from
Net investment income	(.17)	(.07)	--
Net realized gain	(.10)	**	--
Total distributions	(.27)	(.07)	--
Total increase (decrease) in net asset value	0.65	.89	.80
Net asset value, ending	$17.34	$16.69	$15.80

Total return*	5.51%	6.08%	5.33%
Ratios to average net assets: A,B
Net investment income	2.02% (a)	.07%	(.62%) (a)
Total expenses	1.54% (a)	1.95%	5.22% (a)
Expenses before offsets	1.54% (a)	1.94%	2.00% (a)
Net expenses	1.54% (a)	1.94%	2.00% (a)
Portfolio turnover	1%	5%	1%
Net assets, ending (in thousands)	$13,391	$8,508	$2,200

Aggressive Allocation Fund
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2007	2006	2005##
Net asset value, beginning	$16.91	$15.62	$15.00
Income from investment operations
Net investment income	.22	.03	(.01)
Net realized and unrealized gain (loss)	1.04	1.31	.63
Total from investment operations	1.26	1.34	.62
Distributions from
Net investment income	(.21)	(.05)	--
Net realized gain	(.08)	--	--
Total distributions	(.29)	(.05)	--
Total increase (decrease) in net asset value	0.97	1.29	.62
Net asset value, ending	$17.88	$16.91	$15.62

Total return*	7.45%	8.59%	4.13%
Ratios to average net assets: A,B
Net investment income	2.45% (a)	(.11%)	(.59%) (a)
Total expenses	1.08% (a)	2.08%	15.10% (a)
Expenses before offsets	.43% (a)	.83%	1.00% (a)
Net expenses	.43% (a)	.83%	1.00% (a)
Portfolio turnover	.3%	9%	5%
Net assets, ending (in thousands)	$28,406	$15,170	$1,380

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2007	2006	2005##
Net asset value, beginning	$16.74	$15.59	$15.00
Income from investment operations
Net investment income	.10	(.11)	(.05)
Net realized and unrealized gain (loss)	1.01	1.27	.64
Total from investment operations	1.11	1.16	.59
Distributions from
Net investment income	(.12)	(.01)	--
Net realized gain	(.08)	--	--
Total distributions	(.20)	(.01)	--
Total increase (decrease) in net asset value	0.91	1.15	.59
Net asset value, ending	$17.65	$16.74	$15.59

Total return*	6.64%	7.43%	3.93%
Ratios to average net assets: A,B
Net investment income	1.07% (a)	(1.24%)	(1.63%) (a)
Total expenses	1.86% (a)	3.04%	13.06% (a)
Expenses before offsets	1.86% (a)	2.00%	2.00% (a)
Net expenses	1.86% (a)	2.00%	2.00% (a)
Portfolio turnover	.3%	9%	5%
Net assets, ending (in thousands)	5,380	$3,240	$832

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B      Amounts do not include the activity of the underlying funds.

(a)      Annualized.

*     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**     Less than $.01 per share.

#      From April 29, 2005 inception.

##      From June 30, 2005 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor (not applicable to the Asset Allocation Funds), administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 5, 2006, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Calvert Social Investment Fund and the Advisor with respect to each Fund.

In evaluating the Investment Advisory Agreement with respect to the Funds, the Board considered on a Fund-by-Fund basis a variety of information relating to the Funds and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Funds by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's cost of providing services to the Funds, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Fund's investment performance and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Fund. Prior to voting, the disinterested Trustees reviewed with respect to each Fund the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Funds, the Board considered on a Fund-by-Fund basis the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; comparative performance and fee information for each Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with each Fund; the effect of each Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Funds by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance with the underlying Calvert funds in which the Funds invested and its experience with the Subadvisors of those underlying funds as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

In considering each Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. With respect to the underlying Calvert funds in which the Funds invested, the Board also noted that it reviewed on a quarterly basis detailed information about each underlying Calvert fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Fund, including, among other information, a comparison of each Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Conservative Allocation Fund. For the one-year period ended June 30, 2006, the Fund had underperformed its Lipper index and the Fund's performance was above the median of its peer group. The Board took into account the underperformance of certain underlying Calvert funds in which the Fund invested. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

Moderate Allocation Fund. For the one-year period ended June 30, 2006, the Fund underperformed its Lipper index and the Fund's performance was below the median of its peer group. The Board took into account the underperformance of certain underlying Calvert funds in which the Fund invested. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

Aggressive Allocation Fund. For the one-year annualized period ended June 30, 2006, the Fund underperformed its Lipper index and the Fund's performance was below the median of its peer group. The Board took into account the underperformance of certain underlying Calvert funds in which the Fund invested. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Funds' fees and expenses, the Board noted that none of the Funds paid an advisory fee directly to the Advisor for performing advisory services but that each Fund incurred a proportional share of the expenses of the underlying Calvert funds in which it invested, including the advisory expenses of those underlying funds. The Board also noted that each Fund paid an independent third party a consulting fee to provide guidance to the Advisor on the allocation strategy for the Fund. Comparative data with respect to the Funds' total expenses was not available. However, the Board noted the Advisor's current undertaking to maintain expense limitations for the Funds.

In reviewing the overall profitability of the Funds to the Advisor, the Board noted that none of the Funds paid an advisory fee to the Advisor but that the Advisor received advisory fees as advisor to the underlying Calvert funds in which the Funds invested. The Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board also considered whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Funds. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Funds as noted above. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with each Fund was reasonable.

The Board considered the effect of each Fund's size and growth on its performance and fees. The Board noted that none of the Funds paid an advisory fee to the Advisor. As a result, the Board did not take into account any economies of scale to be realized with respect to the advisory fee. However, the Board noted that if a Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Fund, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors. The Board evaluated all information available to them on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund.

Conclusion

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Fund, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintained appropriate compliance programs; (c) the performance of each Fund was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (d) the Advisor was likely to execute its investment strategies consistently over time. Based on its conclusions, the Board determined that reapproval of the applicable Investment Advisory Agreement was in the interests of each Fund and its shareholders.

Calvert Asset Allocation Funds

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks

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Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending September 30, 2006.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Senior Vice President -- Principal Executive Officer

Date: June 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer
Date: June 1, 2007

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer
Date: June 1, 2007

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: June 1, 2007